     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 25, 2004


                                                       REGISTRATION NOS. 2-96030
                                                                        811-4746
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
      POST-EFFECTIVE AMENDMENT NO. 26                            [X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF       [X]
1940
      AMENDMENT NO. 30                                           [X]


                          VAN KAMPEN TAX-EXEMPT TRUST
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)
      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)(ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                              A. THOMAS SMITH III

                               MANAGING DIRECTOR

                          VAN KAMPEN INVESTMENTS INC.
                          1221 AVENUE OF THE AMERICAS

                            NEW YORK, NEW YORK 10020

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   COPIES TO:
                             WAYNE W. WHALEN, ESQ.

                            CHARLES B. TAYLOR, ESQ.


                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

                             ---------------------

Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)


     [X]  on March 30, 2004 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after filing pursuant to paragraph (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Van Kampen High Yield Municipal Fund
 -------------------------------------------------------------------------------

Van Kampen High Yield Municipal Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment adviser generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities.

Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulator, and neither the SEC nor any state regulator has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


                    This Prospectus is dated MARCH 30, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS

                         [VAN KAMPEN INVESTMENTS LOGO]

Table of Contents


Risk/Return Summary.........................................   3
Fees and Expenses of the Fund...............................   6
Investment Objective, Strategies and Risks..................   7
Investment Advisory Services................................  14
Purchase of Shares..........................................  15
Redemption of Shares........................................  22
Distributions from the Fund.................................  24
Shareholder Services........................................  24
Federal Income Taxation.....................................  26
Financial Highlights........................................  29
Appendix -- Description of Securities Ratings............... A-1


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This Prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Risk/Return Summary

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund.

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view towards seeking a high level of interest income exempt from federal income tax and selects securities which it believes entail reasonable credit risk considered in relation to the investment policies of the Fund. The Fund's investments in medium- and lower-grade securities involve special risks as compared to investments in higher-grade securities. Lower-grade securities are commonly referred to as "junk bonds." For a description of security ratings, see the appendix to this Prospectus.

Investment opportunities for medium- and lower-grade municipal securities may be more limited than those in other sectors of the market. To facilitate the management of the Fund's portfolio, the Fund may from time to time suspend the continuous offering of its shares to investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to investors. Any such limited offerings of the Fund may commence and terminate without any prior notice.

                           PRINCIPAL INVESTMENT RISKS

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective.

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest and principal. The Fund invests primarily in securities with medium- and lower-grade credit quality. Therefore, the Fund is subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by Standard & Poor's or Baa by Moody's Investor Services, Inc. are in the lowest of the four investment grade categories and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment-grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund's interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

MARKET RISK. Market risk is the possibility that the market values of securities owned by the Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. The Fund has no policy limiting the maturities of its investments. To the extent the Fund invests in securities with longer maturities, the Fund is subject to greater market risk than a fund investing solely in shorter-term securities. Lower-grade securities may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher-grade securities.

INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

CALL RISK. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK. Under normal market conditions, the Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its assets in municipal securities subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

MANAGER RISK. As with any managed fund, the Fund's investment adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund's performance may lag behind that of similar funds.

                                INVESTOR PROFILE

In light of the Fund's investment objective and strategies, the Fund may be appropriate for investors who:

- Seek a high level of current income

- Are in a high federal income tax bracket (although the Fund may invest all or a substantial portion of its assets in securities subject to the federal alternative minimum tax and thus may cause shareholders to be subject to (or result in increased liability under) the federal alternative minimum tax as a result of investment in the Fund)

- Are willing to take on the substantially increased risks of medium- and lower-grade securities in exchange for potentially higher income

- Wish to add to their investment portfolio a fund that invests primarily in medium- and lower-grade municipal securities

An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the ten calendar years prior to the date of this Prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that past performance of the Fund is not indicative of its future performance. As a result of market activity, current performance may vary from the figures shown.

[BAR GRAPH]


                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              0.19
1995                                                                             13.91
1996                                                                              5.81
1997                                                                             11.03
1998                                                                              6.67
1999                                                                             -1.65
2000                                                                              4.92
2001                                                                              4.99
2002                                                                              5.86
2003                                                                              7.50


The annual returns of the Fund's Class B Shares and Class C Shares would be substantially similar to those shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 5.11% (for the quarter ended March 31, 1995) and the lowest quarterly return for Class A Shares was -2.92% (for the quarter ended March 31, 1994).

                            COMPARATIVE PERFORMANCE

As a basis for evaluating the Fund's performance and risks, the table below shows how the Fund's performance compares with the Lehman Brothers Municipal Bond Index,* a broad-based market index that the Fund's investment adviser believes is an appropriate benchmark for the Fund. The Fund's performance figures include the maximum sales charges paid by investors. The index's performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares.
The after tax returns for the Fund's Class B Shares and Class C Shares will vary from the Class A Shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after tax return may be higher than the before tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.


Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2003 (the most recently completed calendar year prior to the date of this Prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance.



    AVERAGE ANNUAL
    TOTAL RETURNS
    FOR THE
    PERIODS ENDED           PAST     PAST       PAST
    DECEMBER 31, 2003      1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------
    Van Kampen High Yield
    Municipal Fund --
    Class A Shares
      Return Before Taxes  2.41%     3.27%     5.33%
      Return After Taxes
      on Distributions     2.41%     3.27%     5.32%
      Return After Taxes
      on Distributions
      and Sale of
      Fund Shares          3.66%     3.63%     5.45%
    Lehman Brothers
    Municipal Bond Index   5.31%     5.83%     6.02%
...........................................................
    Van Kampen High Yield
    Municipal Fund --
    Class B Shares
      Return Before Taxes  2.78%     3.25%     5.36%**
    Lehman Brothers
    Municipal Bond Index   5.31%     5.83%     6.02%
...........................................................
    Van Kampen High Yield
    Municipal Fund --
    Class C Shares
      Return Before Taxes  5.79%     3.51%     5.04%
    Lehman Brothers
    Municipal Bond Index   5.31%     5.83%     6.02%
...........................................................



 * The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds.



** The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996 will convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. See "Purchase of Shares."



The current yield for the thirty-day period ended November 30, 2003 is 5.38% for Class A Shares, 4.90% for Class B Shares and 4.90% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 847-2424 or by visiting our web site at www.vankampen.com.

Fees and Expenses
of the Fund

 -------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                           CLASS A      CLASS B      CLASS C
                           SHARES       SHARES       SHARES
----------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
----------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of offering
price)                        4.75%(1)     None         None
.................................................................
Maximum deferred sales
charge (load) (as a
percentage of the lesser
of original purchase
price or redemption
proceeds)                     None(2)      4.00%(3)     1.00%(4)
.................................................................
Maximum sales charge
(load) imposed on
reinvested dividends          None         None         None
.................................................................
Redemption fee                None         None         None
.................................................................
Exchange fee                  None         None         None
.................................................................

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets and are based on expenses incurred during the Fund's fiscal year ended November
30, 2003)
----------------------------------------------------------------
Management fees               0.52%        0.52%        0.52%
.................................................................
Distribution and/or
service (12b-1) fees(5)       0.25%        1.00%(6)     1.00%(6)
.................................................................
Other expenses                0.13%        0.13%        0.13%
.................................................................
Total annual fund
operating expenses            0.90%        1.65%        1.65%
.................................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum deferred sales charge is 4.00% in the first and second year after purchase and declines thereafter as follows:

                         Year 1-4.00%
                         Year 2-4.00%
                         Year 3-3.00%
                         Year 4-2.50%
                         Year 5-1.50%
                         After-None

    See "Purchase of Shares -- Class B Shares."

(4) The maximum deferred sales charge is 1.00% in the first year after purchase and 0.00% thereafter. See "Purchase of Shares -- Class C Shares."

(5) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(6) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.


Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         ONE       THREE       FIVE        TEN
                         YEAR      YEARS      YEARS       YEARS
--------------------------------------------------------------------
Class A Shares           $562      $748       $  950      $1,530
.....................................................................
Class B Shares           $568      $820       $1,047      $1,754*
.....................................................................
Class C Shares           $268      $520       $  897      $1,955
.....................................................................


You would pay the following expenses if you did not redeem your shares:


                         ONE       THREE      FIVE        TEN
                         YEAR      YEARS      YEARS      YEARS
-------------------------------------------------------------------
Class A Shares           $562      $748       $950       $1,530
....................................................................
Class B Shares           $168      $520       $897       $1,754*
....................................................................
Class C Shares           $168      $520       $897       $1,955
....................................................................


* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

Investment Objective,
Strategies and Risks


 -------------------------------------------------------------------------------


                              INVESTMENT OBJECTIVE


The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). There are risks inherent in all investments in securities; accordingly, there can be no assurance that the Fund will achieve its investment objective.


                        INVESTMENT STRATEGIES AND RISKS


Under normal market conditions, the Fund's investment adviser generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. Although not governed by specific rating categories, under normal market conditions, the Fund generally invests at least 75% of its net assets in: municipal securities rated at the time of purchase by Standard & Poors ("S&P") as BBB through CC (inclusive) for bonds or SP-2 or lower for notes, or by Moody's Investors Service, Inc. ("Moody's") as Baa through Ca (inclusive) for bonds or MIG3 or VMIG3 or lower for notes; and unrated municipal securities judged by the Fund's investment adviser to be of comparable quality at the time of purchase. Medium- and lower-grade securities involve special risks compared to higher-grade securities. Securities rated by S&P as BB or below for bonds or SP-3 or below for notes, or by Moody's as Ba or below for bonds or SG or below for notes, and unrated municipal securities of comparable quality are commonly referred to as "junk bonds" and are considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest or principal. The Fund does not purchase securities that are in default or rated C or D by S&P or C by Moody's or unrated bonds, notes and other obligations considered by the Fund's investment adviser to be of comparable quality; although the Fund may retain obligations assigned such ratings after a purchase is made.

The Fund invests primarily in medium- and lower-grade municipal securities. At times, the market conditions in the municipal securities markets may be such that the Fund's investment adviser may invest in higher-grade issues, particularly when the difference in returns between quality classifications is very narrow or when the Fund's investment adviser expects interest rates to increase. These investments may lessen the decline in net asset value but may also affect the amount of current income since yields on higher-grade securities are usually lower than yields on medium- or lower-grade securities. Under normal market conditions, the Fund invests 20% or less of its total assets in higher-grade municipal securities rated A, SP-1 or higher by S&P or rated A, MIG 2, VMIG 2 or higher by Moody's, and in tax-exempt commercial paper rated A-3 or higher by S&P or rated Prime-3 or higher by Moody's.

                                 UNDERSTANDING
                                QUALITY RATINGS

   Debt securities ratings are based on the issuer's ability to pay interest and repay the principal. Debt securities with ratings above the bold line in the table are considered "investment grade," while those with ratings below the bold line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these and other ratings can be found in the appendix to this Prospectus.

         S&P       MOODY'S      MEANING
------------------------------------------------------
         AAA       Aaa          Highest quality
.......................................................
          AA       Aa           High quality
.......................................................
           A       A            Above-average quality
.......................................................
         BBB       Baa          Average quality
------------------------------------------------------
          BB       Ba           Below-average quality
.......................................................
           B       B            Marginal quality
.......................................................
         CCC       Caa          Poor quality
.......................................................
          CC       Ca           Highly speculative
.......................................................
           C       C            Lowest quality
.......................................................
           D       --           In default
.......................................................

Under normal market conditions, the Fund may from time to time invest temporarily up to 20% of its net assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests.

The Fund's investment adviser buys and sells securities for the Fund's portfolio with a view to seeking a high level of interest income exempt from federal income tax and selects securities which the Fund's investment adviser believes entail reasonable credit risk considered in relation to the investment policies of the Fund. As a result, the Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Fund's investment adviser determines that market risks or credit risks associated with such investments would subject the Fund's portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Fund's investment adviser considers it advantageous to purchase or sell securities.


The Fund may seek to hedge against changes in interest rates through transactions in listed futures contracts or options on futures contracts. See "Strategic Transactions" below. The Fund may enter into stand-by commitments with respect to municipal securities held by the Fund and may purchase and sell municipal securities on a "when-issued" or "delayed delivery" basis. See "Other Investments and Risk Factors" below and the Statement of Additional Information.


                              MUNICIPAL SECURITIES

Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax (collectively, "municipal securities"). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in municipal securities at the time of investment. The policy stated in the foregoing sentence is a fundamental policy of the Fund and may not be changed without shareholder approval of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Under normal market conditions, the Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax.

The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.

The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of S&P and Moody's represent their opinions of the quality of the municipal securities they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The two principal classifications of municipal securities are "general obligation" and "revenue" or "special delegation" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved. While the Fund may invest in both general obligations and revenue obligations, a substantial portion of the Fund generally is invested in revenue obligations, which may include public utility, housing, industrial development, pollution control, housing and health care issues.

Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including fixed and variable rate securities, municipal notes, variable rate demand notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities (which include terms or elements similar to certain strategic transactions described below). Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Variable rate demand notes are obligations which contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract. Municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets and the markets for such securities may be less developed than the market for conventional fixed rate municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Fund's Statement of Additional Information. The Fund's Statement of Additional Information may be obtained by investors free of charge as described on the back cover of this Prospectus.

MARKET RISKS. Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Fund has no limitation as to the maturity of municipal securities in which it may invest. The Fund's investment adviser may adjust the average maturity of the Fund's portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates.

The net asset value of the Fund will change with changes in the value of its portfolio securities. Because the Fund invests primarily in fixed income municipal securities, the net asset value of the Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer-term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter-term municipal securities. Volatility may be greater during periods of general economic uncertainty.

CREDIT RISKS. Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal securities experiencing nonpayment and a potential decrease in the net asset value of the Fund. In addition, the Fund may incur expenses to work out or restructure a distressed or defaulted security. Securities below investment grade involve special risks compared to higher-grade securities. See "Risks of Investing in Medium- and Lower-Grade Municipal Securities" below.

OTHER MUNICIPAL SECURITIES RISKS. The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in increased liability under) the federal alternative minimum tax.

From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the current federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax exempt interest dividends might be adversely affected and the Fund would re-evaluate its investment objective and policies and consider changes in its structure.

The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group are not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund's net asset value also increases. The Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Fund's investment adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in such segment. The Fund may not, however, invest more than 25% of its total assets in industrial development bonds issued for companies in the same industry. Sizeable investments in such obligations could involve increased risk to the Fund should any such issuers or any such related projects or facilities experience financial difficulties.

The Fund has no policy limiting its investments in municipal securities whose issuers are located in the same state. However, it is not the present intention of the Fund to invest more than 25% of the value of its total assets in issuers located in the same state. If the Fund were to invest more than 25% of its total assets in issuers located in the same state, it would be more susceptible to adverse economic, business or regulatory conditions in that state.

From time to time, the Fund's investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Fund's investment adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Fund's investment adviser believes it is advisable to do so.

                             RISKS OF INVESTING IN

                            MEDIUM- AND LOWER-GRADE

                              MUNICIPAL SECURITIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities. With respect to such investments, the Fund has not established any limit on the percentage of its portfolio which may be invested in securities in any one rating category. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve greater risks, such as greater credit risk, greater market risk and volatility, greater liquidity concerns and potentially greater manager risk. Investors should carefully consider the risks of owning shares of a fund which invests in medium- and lower-grade municipal securities before investing in the Fund.

Credit risk relates to an issuer's ability to make timely payment of interest and principal when due. Medium- and lower-grade securities are considered more susceptible to nonpayment of interest and principal or default than higher-grade securities. Increases in interest rates or changes in the economy may significantly affect the ability of issuers of medium- and lower-grade securities to pay interest and to repay principal, to meet projected financial goals or to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Market risk relates to changes in market value of a security that occur as a result of variation in the level of prevailing interest rates and yield relationships in the debt securities market and as a result of real or perceived changes in credit risk. The value of the Fund's investments can be expected to fluctuate over time. The value of debt securities generally varies inversely with changes in prevailing interest rates. When interest rates decline, the value of a portfolio invested in debt securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in debt securities generally can be expected to decline. Debt securities with longer maturities, which may have higher yields, may increase or decrease in value more than debt securities with shorter maturities. While the Fund has no policy limiting the maturities of the individual debt securities in which it may invest, the Fund's investment adviser seeks to manage fluctuations in net asset value resulting from changes in interest rates by actively managing the portfolio maturity structure. Secondary market prices of medium- and lower-grade securities generally are less sensitive to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers than are the secondary market prices of higher-grade securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium- and lower-grade securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of medium- and lower-grade securities as compared with higher-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the market price of the medium- and lower-grade securities in the Fund and thus in the net asset value of the Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of medium- and lower-grade securities.

The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. In addition, the markets for medium- and lower-grade securities may be less liquid than the markets for higher-grade securities. Liquidity relates to the ability of a fund to sell a security in a timely manner at a price which reflects the value of that security. To the extent that there is no established retail market for some of the medium- and lower-grade securities in which the Fund may invest, trading in such securities may be relatively inactive. Prices of medium- and lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of medium- or lower-grade securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than could be the case for securities for which an established retail market does exist. Certain municipal securities in which the Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. Although the issuer of some such securities may be obligated to redeem such securities at face value, such redemption could result in losses to the Fund to the extent such securities were purchased by the Fund at a premium to face value.

During periods of reduced market liquidity or in the absence of readily available market quotations for medium- or lower-grade securities held in the Fund's portfolio, the ability of the Fund to value the Fund's securities becomes more difficult and the judgment of the Fund may play a greater role in the valuation of the

Fund's securities due to the reduced availability of reliable objective data.

The Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind securities, when their effective yield over comparable instruments producing cash income make these investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, special tax considerations are associated with investing in such instruments. See "Federal Income Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

Many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund's portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Further, to the extent the Fund owns or may acquire illiquid or restricted medium- and lower-grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The Fund will rely on its investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. The amount of available information about the financial condition of certain medium- and lower-grade issuers may be less extensive than other issuers. In its analysis, the Fund's investment adviser may consider the credit ratings of recognized rating organizations in evaluating securities although the investment adviser does not rely primarily on these ratings. Credit ratings of securities rating organizations evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and credit ratings are subject to the risk that the creditworthiness of an issuer may change and the rating agencies may fail to change such ratings in a timely fashion. A rating downgrade does not require the Fund to dispose of a security. The Fund's investment adviser continuously monitors the issuers of securities held in the Fund. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, to the extent the Fund invests in such securities, achievement of the Fund's investment objective may be more dependent upon the credit analysis of the Fund's investment adviser than is the case of a fund investing in higher-grade securities.

New or proposed laws may have an impact on the market for medium- and lower-grade securities. The Fund's investment adviser is unable at this time to predict what effect, if any, legislation may have on the market for medium- and lower-grade securities.

Special tax considerations are associated with investing in certain medium- and lower-grade securities, such as zero coupon or pay-in-kind securities. See "Federal Income Taxation" below.

The table below sets forth the percentages of the Fund's assets during the fiscal year ended November 30, 2003 invested in the various ratings categories (based on the higher of the S&P or Moody's rating) and in unrated securities determined by the Fund's investment adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all securities held by the Fund during the fiscal year computed on a monthly basis.



                               FISCAL YEAR ENDED
                               NOVEMBER 30, 2003
                           RATED           UNRATED
                         SECURITIES     SECURITIES OF
                           (AS A          COMPARABLE
                         PERCENTAGE     QUALITY (AS A
                        OF PORTFOLIO    PERCENTAGE OF
    RATING CATEGORY        VALUE)      PORTFOLIO VALUE)
-----------------------------------------------------------
    AAA/Aaa                 2.54%            0.24%
............................................................
    AA/Aa                   2.04%            0.00%
............................................................
    A/A                     4.46%            0.31%
............................................................
    BBB/Baa                13.95%           13.19%
............................................................
    BB/Ba                   6.33%           32.16%
............................................................
    B/B                     4.53%           17.06%
............................................................
    CCC/Caa                 0.59%            1.78%
............................................................
    CC/Ca                   0.29%            0.11%
............................................................
    C/C                     0.00%            0.02%
............................................................
    D                       0.01%            0.39%
............................................................
    Percentage of
    Rated and Unrated
    Securities             34.74%           65.26%
............................................................


The percentage of the Fund's assets invested in securities of various grades may vary from time to time from those listed above.


                             STRATEGIC TRANSACTIONS


The Fund may engage in transactions in listed futures contracts and options on futures contracts. Such transactions may be in listed futures contracts based upon specific municipal securities, an index of municipal securities (such as The Bond Buyer Municipal Bond Index) or related to U.S. government securities. Futures contracts and options on futures contracts may be used for defensive hedging or anticipatory hedging purposes, depending upon the composition of the Fund and the investment adviser's expectations concerning the securities markets.

In certain cases, the futures contracts markets and options on futures contracts markets provide investment or risk management opportunities that are not available from direct investments in securities. In addition, some strategies can be performed with greater ease and at lower cost by utilizing the futures contracts markets and options on futures contracts markets rather than purchasing or selling portfolio securities. However, such transactions involve risks different from those involved with direct investments in underlying securities. For example, there may be imperfect correlation between the value of the instruments and the underlying assets. In addition, the use of these transactions includes the risks of default by the other party to certain transactions. The Fund may incur losses in using these transactions that partially or completely offset gains in portfolio positions. These transactions may not be liquid and involve manager risk. In addition, such transactions may involve commissions and other costs, which may increase the Fund's expenses and reduce its return.

A more complete discussion of futures contracts and options on futures contracts and their risks is contained in the Fund's Statement of Additional Information.

                       OTHER INVESTMENTS AND RISK FACTORS

The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.

The Fund may invest up to 10% of its net assets in illiquid securities and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.

The Fund may borrow amounts up to 5% of its total assets to pay for redemptions or for other temporary or emergency purposes when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its total assets to secure such borrowings.

Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information.

The Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, or yield differentials, or for other reasons. The Fund's portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) increases a fund's transaction costs (including brokerage commissions or dealer costs), which would adversely impact a fund's performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate. The Fund's portfolio turnover rate is reported in the section entitled "Financial Highlights."


TEMPORARY DEFENSIVE STRATEGY. When market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in taxable securities of at least comparable quality to the municipal securities in which the Fund invests, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds or debentures, commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, and repurchase agreements (collectively, "temporary investments"). In taking such a defensive position, the Fund temporarily would not be pursuing and may not achieve its investment objective.

Investment
Advisory Services

 -------------------------------------------------------------------------------


THE ADVISER. Van Kampen Asset Management is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $84 billion under management or supervision as of December 31, 2003. Van Kampen Investments has more than 50 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The Adviser's principal office is located at 1221 Avenue of the Americas, New York, New York 10020.



ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:


    AVERAGE DAILY NET ASSETS  % PER ANNUM
--------------------------------------------------
    First $300 million           0.60%
...................................................
    Next $300 million            0.55%
...................................................
    Over $600 million            0.50%
...................................................


Applying this fee schedule, the effective advisory fee rate was 0.52% of the Fund's average daily net assets for the Fund's fiscal year ended November 30, 2003. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.



The Adviser furnishes offices, necessary facilities and equipment, and provides administrative services to the Fund. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or by reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


PORTFOLIO MANAGEMENT. The Fund is managed by the Adviser's Municipal Fixed Income Team. The team is made up of established investment professionals. Current members of the team include Wayne D. Godlin, a Managing Director of the Adviser, and James D. Phillips, a Vice President of the Adviser. The composition of the team may change without notice from time to time.


Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL


This Prospectus offers three classes of shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares. Other classes of shares of the Fund may be offered through one or more separate prospectuses of the Fund. By offering multiple classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.


Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan and the service plan (each as described below) under which the class's distribution fee and/or the service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


                              PRICING FUND SHARES


The offering price of the Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. The differences among the classes' per share net asset values reflect the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.

The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding.


Such computation is made by using prices as of the close of trading on the Exchange and (i) valuing securities listed or traded on a domestic securities exchange at the last reported sale price or, if there has been no sale that day, at the mean between the last reported bid and asked prices and valuing securities listed or traded on a foreign securities exchange at the last reported sale price or the latest bid price, (ii) valuing over-the-counter securities at the NASDAQ Official Closing Price or, if there has been no sale that day, at the mean between the last reported bid and asked prices, (iii) valuing unlisted securities at the mean between the last reported bid and asked prices obtained from reputable brokers and (iv) valuing any securities for which market quotations are not readily available and any other assets at their fair value as determined in good faith by the Adviser in accordance with procedures established by the Fund's Board of Trustees. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. See the financial statements and notes thereto in the Fund's Statement of Additional Information.



                       DISTRIBUTION PLAN AND SERVICE PLAN



The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each such class of its shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.



The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the NASD. The net income attributable to a class of shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of shares.


To assist investors in comparing classes of shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of shares offered herein.


                               HOW TO BUY SHARES



The shares are offered on a continuous basis through the Distributor as principal underwriter, which is located at 1221 Avenue of the Americas, New York, New York 10020. Shares may be purchased through members of the NASD who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.


Shares may be purchased on any business day by completing the account application form and forwarding the account application form, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.


The offering price for shares is based upon the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received timely by Investor Services. Purchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by the authorized dealer, custodian, trustee or record keeper. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers after the close of the Exchange or orders received by authorized dealers that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947 or by telephone at
(800) 847-2424.


There is no minimum investment amount when establishing an account with the Fund. However, the Fund may redeem any shareholder account (other than retirement accounts and accounts established through a broker for which the transfer agent does not have discretion to initiate transactions) that has been open for one year or more and has a balance of less than $1,000. Shareholders will receive written notice at least 60 days in advance of any involuntary redemption and will be given the opportunity to purchase at net asset value without sales charge the number of additional shares needed to bring the account value to $1,000. There will be no involuntary redemption if the value of the account is less than $1,000 due to market depreciation.


To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and the Distributor reserve the right to not open your account if this information is not provided. If the Fund or the Distributor is unable to verify your identity, the Fund and the Distributor reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after the account is closed (minus any applicable sales or other charges) or take any other action required by law.


                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 4.75% (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               4.75%          4.99%
.................................................................
    $100,000 but less than
    $250,000                         3.75%          3.90%
.................................................................
    $250,000 but less than
    $500,000                         2.75%          2.83%
.................................................................
    $500,000 but less than
    $1,000,000                       2.00%          2.04%
.................................................................
    $1,000,000 or more                *              *
.................................................................

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge if redeemed within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                             SALES CHARGE SCHEDULE

                         CONTINGENT DEFERRED
                            SALES CHARGE
                         AS A PERCENTAGE OF
                            DOLLAR AMOUNT
    YEAR SINCE PURCHASE   SUBJECT TO CHARGE
-----------------------------------------------------
    First                       4.00%
......................................................
    Second                      4.00%
......................................................
    Third                       3.00%
......................................................
    Fourth                      2.50%
......................................................
    Fifth                       1.50%
......................................................
    Sixth and After              None
......................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will generally not accept a purchase order for Class B Shares in the amount of $100,000 or more.


The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of redemption of such shares.


In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to a contingent deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.


Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. The aggregate distribution and service fees are currently 1.00% per year of the average daily net assets attributable to Class C Shares of the Fund. The aggregate distribution fees and service fees are 0.90% per year of the average daily net assets attributable to Class C Shares of the Fund with respect to accounts existing before April 1, 1995.


                               CONVERSION FEATURE

Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund participating in the exchange program is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                              WAIVER OF CONTINGENT

                             DEFERRED SALES CHARGE


The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) for withdrawals under the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) if no commission or transaction fee is paid by the Distributor to authorized dealers at the time of purchase of such shares or (v) if made by the Fund's involuntary liquidation of a shareholder's account as described herein. Subject to certain limitations, a shareholder who has redeemed Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any contingent deferred sales charge if the reinvestment is made within 180 days after the redemption provided that shares of the Fund are available for sale at the time of reinvestment. For a more complete description of contingent deferred sales charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will pay the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.

A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.


As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.


VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

                            OTHER PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The offering price for all other investments made from unit investment trust distributions will be net asset value plus an initial maximum sales charge of up to 1.00% (1.01% of the net amount invested). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the terms and conditions that apply to the program, should contact their authorized dealer or the Distributor.

The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each investor participating in the program in a computerized format fully compatible with Investor Services' processing system.

To obtain these special benefits, all dividends and other distributions from the Fund must be reinvested in additional shares and there cannot be any systematic withdrawal program. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Registered investment advisers or financial planners who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

 (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

 (7) Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.


 (8) Trusts created under pension, profit sharing or other employee benefit plans, or custodial accounts held by a bank created pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code") and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code or in a "rabbi trust" that meets certain uniform criteria established by the Distributor from time to time. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after January 1, 2000, that (a) the total plan assets are at least $1 million or (b) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value. Retirement plans distributed by the Distributor will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.


 (9) Individuals who are members of a "qualified group." For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

(10) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Code ("Section 529 Plans") that are approved by the Fund's Distributor. There is no minimum investment amount for purchases made under this option
     (10).

(11) Unit investment trusts sponsored by the Distributor or its affiliates.

The term "families" includes a person's spouse, children and grandchildren under 21 years of age, parents and the parents of the person's spouse.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (10) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

Redemption of Shares

 -------------------------------------------------------------------------------


Generally, shareholders may redeem for cash some or all of their shares without charge by the Fund (other than any applicable sales charge) at any time. As described under the Prospectus heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by the authorized dealer, custodian, trustee or record keeper.


Except as specified below under "Telephone Redemption Requests," payment for shares redeemed generally will be made by check mailed within seven days after receipt by Investor Services of the redemption request and any other necessary documents in proper form as described below. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in part by a distribution-in-kind of portfolio securities. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the payment of redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 calendar days from the date of purchase. A taxable gain or loss may be recognized by the shareholder upon redemption of shares.


WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 947, Jersey City, New Jersey 07303-0947. The request for redemption should indicate the number of shares or dollar amount to be redeemed, the Fund name and class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $100,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 15 calendar days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, a registered securities association or a clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption request to be in proper form. In some cases, however, additional documents may be necessary. Certificated shares may be redeemed only by written request. The certificates for the shares being redeemed must be properly endorsed for transfer. Generally, in the event a redemption is requested by and registered to a corporation, partnership, trust, fiduciary, estate or other legal entity owning shares of the Fund, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 calendar days must accompany the redemption request. Retirement plan distribution requests should be sent to the plan custodian/trustee to be forwarded to Investor Services. Contact the plan custodian/trustee for further information.

In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer following procedures specified by such authorized dealer. The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor by the time designated by the Distributor. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.


TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. A shareholder automatically has telephone redemption privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. For accounts that are not established with telephone redemption privileges, a shareholder may call the Fund at (800) 847-2424 to request that a copy of the Telephone Redemption Authorization form be sent to the shareholder for completion or visit our web site at www.vankampen.com to download this form. Shares may be redeemed by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for most accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check or by Automatic Clearing House and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account for this account. This privilege is not available if the address of record has been changed within 15 calendar days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


Distributions from the Fund

 -------------------------------------------------------------------------------

In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive distributions from the Fund of dividends and capital gain dividends.

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of this net investment income as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, capital gain dividends are automatically reinvested in additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.

Shareholder Services

 -------------------------------------------------------------------------------


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.


INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gain dividends in shares of the Fund. Such shares are acquired at net asset value per share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired). The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are not in escrow may write checks against such shareholder's account by completing the Checkwriting Form and the appropriate section of the account application form and returning the forms to Investor Services. Once the forms are properly completed, signed and returned, a supply of checks (redemption drafts) will be sent to the Class A shareholder. Checks can be written to the order of any person in any amount of $100 or more.

When a check is presented to the custodian bank, State Street Bank and Trust Company (the "Bank"), for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A Shares account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the redemption of shares is a taxable event.

Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Shares account, the check will be returned and the shareholder may be subject to additional charges. A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or by the Bank and neither shall incur any liability for such amendment or termination or for effecting redemptions to pay checks reasonably believed to be genuine or for returning or not paying on checks which have not been accepted for any reason. Retirement plans and accounts that are subject to backup withholding are not eligible for the check writing privilege.


EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next determined net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or the Distributor or by visiting our web site at www.vankampen.com.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than that amount of time may only be exchanged upon receipt of prior approval of the Adviser. It is the policy of the Adviser, under normal circumstances, not to approve such requests.


When shares that are subject to a contingent deferred sales charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.


A shareholder wishing to make an exchange may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system, which is generally accessible 24 hours a day, seven days a week or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request.


The Fund reserves the right to reject any order to purchase its shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund limiting or prohibiting, in the Fund's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchases or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per fund during a rolling 365-day period. Exchange privileges will be suspended on a particular fund if more than eight exchanges out of that fund are made by a shareholder during a rolling 365-day period. If exchange privileges are suspended, subsequent exchange requests during the stated period will not be processed. Exchange privileges will be restored when the account history shows fewer than eight exchanges in the rolling 365-day period. This eight exchange policy does not apply to systematic exchange plans or employer-sponsored retirement plans. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment.


For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares of the fund which the shareholder is redeeming will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined under applicable federal income tax law). The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, however, the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend.

Exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Under applicable federal income tax law, the interest on certain municipal securities may be an item of tax preference subject to the federal alternative minimum tax. The Fund may invest a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends may be an item of tax preference to the extent such dividends represent interest received from such municipal securities. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax.

Although exempt-interest dividends from the Fund generally may be treated by shareholders as interest excludable from their gross income, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion given the shareholder's particular tax circumstances. For example, exempt-interest dividends may not be excludable if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user, as each term is defined by applicable federal income tax law) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund.

If the Fund distributes exempt-interest dividends during the shareholder's taxable year, some or all of the interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. If a shareholder receives an exempt-interest dividend with respect to any shares and such shares are held for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of the amount of such exempt-interest dividend.

While the Fund expects that a major portion of its income will constitute tax-exempt interest, a portion of the Fund's income may consist of investment company taxable income (generally ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss). Distributions of such investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Fund distributions generally will not qualify for the corporate dividends received deduction.

Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset).


Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the corporate dividends received deduction.



The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in municipal securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains.



The sale or exchange of shares may be a taxable transaction for federal income tax purposes. Shareholders who sell their shares will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held by the shareholder as a capital asset, the gain or loss will be a capital gain or loss. As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of shares is (1) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (2) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2008).



Backup withholding rules require the Fund, in certain circumstances, to withhold 28% of dividends and certain other payments, including redemption proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign tax status, if applicable), or who are otherwise subject to backup withholding.


The Fund has elected and qualified, and intends to continue to qualify, as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income, the Fund will not be required to pay federal income taxes on any income it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on the undistributed amounts.

Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, such as zero coupon or payment-in-kind securities, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.


The federal income tax discussion set forth above is for general information only. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the federal, state and local levels. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

    Financial Highlights

     ---------------------------------------------------------------------------


    The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not including payment of the maximum sales charge or taxes on Fund distributions or redemptions). The information for the fiscal years ended November 30, 2003, 2002, 2001 and 2000 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's most recent financial statements, is included in the Statement of Additional Information and may be obtained without charge by calling the telephone number on the back cover of this Prospectus. The information for the fiscal year ended November 30, 1999 has been audited by the Fund's former independent auditors. The financial highlights table should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                               CLASS A SHARES
                                                          YEAR ENDED NOVEMBER 30,
                                             2003     2002(A)        2001        2000       1999
      -------------------------------------------------------------------------------------------
      Net Asset Value, Beginning of the
        Period...........................    $10.35     $10.58       $10.56     $10.96     $11.66
                                           --------   --------     --------     ------     ------
        Net Investment Income............       .64        .65          .65        .67        .69
        Net Realized and Unrealized
          Gain/Loss......................       .20       (.24)         .03       (.40)      (.72)
                                           --------   --------     --------     ------     ------
      Total from Investment Operations...       .84        .41          .68        .27       (.03)
      Less Distributions from Net
        Investment Income................       .64        .64          .66        .67        .67
                                           --------   --------     --------     ------     ------
      Net Asset Value, End of the
        Period...........................    $10.55     $10.35       $10.58     $10.56     $10.96
                                           ========   ========     ========     ======     ======
      Total Return.......................     8.34%(b)    3.95%(b)    6.62%(b)   2.60%(b)   -.37%(b)
      Net Assets at End of the Period (In
        millions)........................  $2,437.8   $1,525.2     $1,283.9     $995.0     $970.0
      Ratio of Expenses to Average Net
        Assets...........................      .90%       .89%         .90%       .91%       .90%
      Ratio of Net Investment Income to
        Average Net Assets...............     6.08%      6.15%        6.07%      6.28%      6.03%
      Portfolio Turnover.................       15%        15%          15%        19%        22%

                                                             CLASS B SHARES
                                                         YEAR ENDED NOVEMBER 30,
                                            2003      2002(A)      2001       2000       1999
      -----------------------------------  ---------------------------------------------------
      Net Asset Value, Beginning of the
        Period...........................  $10.35      $10.58     $10.55     $10.95     $11.66
                                           ------     -------     ------     ------     ------
        Net Investment Income............     .56         .57        .57        .59        .61
        Net Realized and Unrealized
          Gain/Loss......................     .20        (.24)       .04       (.40)      (.73)
                                           ------     -------     ------     ------     ------
      Total from Investment Operations...     .76         .33        .61        .19       (.12)
      Less Distributions from Net
        Investment Income................     .56         .56        .58        .59        .59
                                           ------     -------     ------     ------     ------
      Net Asset Value, End of the
        Period...........................  $10.55      $10.35     $10.58     $10.55     $10.95
                                           ======     =======     ======     ======     ======
      Total Return.......................   7.52%(c)    3.16%(c)   5.89%(c)   1.80%(c)  -1.11%(c)
      Net Assets at End of the Period (In
        millions)........................  $748.4      $527.2     $443.5     $365.4     $416.2
      Ratio of Expenses to Average Net
        Assets...........................   1.65%       1.64%      1.65%      1.66%      1.66%
      Ratio of Net Investment Income to
        Average Net Assets...............   5.34%       5.40%      5.32%      5.52%      5.27%
      Portfolio Turnover.................     15%         15%        15%        19%        22%

                                                             CLASS C SHARES
                                                         YEAR ENDED NOVEMBER 30,
                                            2003      2002(A)      2001       2000       1999
      -----------------------------------  ------------------------------------------------------------
      Net Asset Value, Beginning of the
        Period...........................  $10.34      $10.57     $10.54     $10.93     $11.65
                                           ------     -------     ------     ------     ------
        Net Investment Income............     .56         .57        .57        .59        .59
        Net Realized and Unrealized
          Gain/Loss......................     .20        (.24)       .04       (.39)      (.72)
                                           ------     -------     ------     ------     ------
      Total from Investment Operations...     .76         .33        .61        .20       (.13)
      Less Distributions from Net
        Investment Income................     .56         .56        .58        .59        .59
                                           ------     -------     ------     ------     ------
      Net Asset Value, End of the
        Period...........................  $10.54      $10.34     $10.57     $10.54     $10.93
                                           ======     =======     ======     ======     ======
      Total Return.......................   7.52%(d)    3.26%(d)   5.80%(d)   1.90%(d)  -1.20%(d)
      Net Assets at End of the Period (In
        millions)........................  $605.5      $283.5     $185.1     $128.6     $125.2
      Ratio of Expenses to Average Net
        Assets...........................   1.65%       1.64%      1.65%      1.66%      1.65%
      Ratio of Net Investment Income to
        Average Net Assets...............   5.34%(e)    5.39%      5.32%      5.52%      5.27%
      Portfolio Turnover.................     15%         15%        15%        19%        22%


    (a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios, and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.


    (b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.



    (c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year after purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.


    (d) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year after purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

    (e) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

Appendix -- Description
of Securities Ratings


 -------------------------------------------------------------------------------


STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:



A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.



The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.



Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.



Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.



                                LONG-TERM ISSUE
                                 CREDIT RATINGS



Issue credit ratings are based in varying degrees, on the following considerations:



1.Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation:



2.Nature of and provisions of the obligation: and



3.Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



                               SPECULATIVE GRADE



BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.



C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.



D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or minus (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.



p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.



*: Continuance of the ratings is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.



r: The "r" highlights derivative, hybrid, and certain other obligations that S&P's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.



N.R.: Not rated.



Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.



                       BOND INVESTMENT QUALITY STANDARDS



Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.



                                MUNICIPAL NOTES



S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.



-- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and



-- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.



Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.



                                COMMERCIAL PAPER



A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.



Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:



A-1: A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



A commercial paper rating is not a recommendation to purchase, sell or hold a financial obligation inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                            TAX-EXEMPT DUAL RATINGS



S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').



MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:



Aaa: Obligations rated Aaa are judged to be of the highest quality with minimal credit risk.



Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.



A: Obligations rated A are considered upper-medium-grade and are subject to low credit risk.



Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and may possess certain speculative characteristics.



Ba: Obligations rated Ba are judged to have speculative elements and are subject to high credit risk.



B: Obligations rated B are considered speculative and are subject to high credit risk.



Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.



Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, under some prospect of recovery of principal or interest.



C: Obligations rated C are the lowest rated class of bonds, and are typically in default, with little prospect for recovery of principal or interest.



Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below.



1.Notes containing features that link interest or principal to the credit performance of any third party or parties.



2.Notes allowing for negative coupons, or negative principal.



3.Notes containing any provision which could obligate the investor to make any additional payments.



4.Notes containing provisions that subordinate the claim.



For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.



Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program.



Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                            SHORT-TERM EXEMPT NOTES



There are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.



In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at maturity of the obligation.



In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.



The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.



VMIG rating expirations are a function of each issue's specific structural or credit features.



MIG 1/VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.



MIG 2/VMIG 2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.



MIG 3/VMIG 3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.



SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                          TAX-EXEMPT COMMERCIAL PAPER



Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding three months, unless explicitly noted.



Moody's employs the following designations to indicate the relative repayment ability of rated issuers:



                                    PRIME-1



Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.



                                    PRIME-2



Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.



                                    PRIME-3



Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.



                                   NOT PRIME



Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.



Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
  - Call your broker

  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

DEALERS
  - WEB SITE
    www.vankampen.com

  - FUNDINFO(R)
    Automated Telephone System 800-847-2424

  - VAN KAMPEN INVESTMENTS 800-421-5666

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
  - For shareholder and dealer inquiries through TDD, call 800-421-2833

VAN KAMPEN HIGH YIELD MUNICIPAL FUND
1 Parkview Plaza
PO Box 5555
Oakbrook Terrace, IL 60181-5555

Investment Adviser

VAN KAMPEN ASSET MANAGEMENT


1221 Avenue of the Americas


New York, NY 10020


Distributor
VAN KAMPEN FUNDS INC.

1221 Avenue of the Americas


New York, NY 10020



Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
PO Box 947
Jersey City, NJ 07303-0947
Attn: Van Kampen High Yield Municipal Fund

Custodian
STATE STREET BANK AND TRUST COMPANY

225 West Franklin Street, PO Box 1713

Boston, MA 02110-1713
Attn: Van Kampen High Yield Municipal Fund

Legal Counsel

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 West Wacker Drive
Chicago, IL 60606

Independent Auditors
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, IL 60606

Van Kampen
High Yield
Municipal Fund

A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

You will find additional information about the Fund in its annual and semiannual reports to shareholders.
The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.


You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 847-2424.
Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.

Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.


                                 MARCH 30, 2004


                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES

                                   PROSPECTUS


                                                   [VAN KAMPEN INVESTMENTS LOGO]

The Fund's Investment Company                                       HYM PRO 3/04

Act File No. is 811-4746.                                              65046 PRO

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                           HIGH YIELD MUNICIPAL FUND

     Van Kampen High Yield Municipal Fund's (the "Fund") investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investment policies of the Fund. The Fund's investment adviser generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium- and lower-grade municipal securities.

     The Fund is organized as a diversified series of the Van Kampen Tax-Exempt Trust, an open-end management investment company (the "Trust").


     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge from our web site at www.vankampen.com or by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424 (or (800) 421-2833 for the hearing impaired).


                               TABLE OF CONTENTS


                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Strategies and Risks..................    B-4
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-17
Investment Advisory Agreement...............................    B-28
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-35
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-40
Contingent Deferred Sales Charge-Class A....................    B-40
Waiver of Class B and Class C Contingent Deferred Sales
  Charges...................................................    B-41
Taxation....................................................    B-42
Fund Performance............................................    B-47
Other Information...........................................    B-52
Appendix A--Proxy Voting Policy and Procedures..............    A-1
Report of Independent Auditors..............................    F-1



       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MARCH 30, 2004.



                                                                    HYM SAI 3/04

                              GENERAL INFORMATION


     The Trust was originally organized on December 5, 1984 under the name American Capital Tax-Exempt Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust, a statutory trust organized under the laws of the State of Delaware, under the name Van Kampen American Capital Tax-Exempt Trust as of July 31, 1995. The Trust was created for the purpose of facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name. The Trust currently is comprised of one series: the Van Kampen High Yield Municipal Fund.


     The Fund was originally organized on December 5, 1984 as a series of the Massachusetts Trust under the name American Capital High Yield Municipal Series Fund. The Fund was renamed as the American Capital High Yield Municipal Portfolio as of May 30, 1985. The Fund was reorganized as a series of the Trust under the name Van Kampen American Capital High Yield Municipal Fund as of July 31, 1995. On July 14, 1998, the Fund adopted its current name.


     Van Kampen Asset Management (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust and the Fund is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The principal office of the Adviser, the Distributor and Van Kampen Investments is located at 1221 Avenue of the Americas, New York, New York 10020. The principal office of Investor Services is located at Harborside Financial Center, Plaza 2, Jersey City, New Jersey 07303-0947.


     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers three classes of shares, designated as Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved.

Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of a majority of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of March 2, 2004, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                                             Approximate
                                                                            Percentage of
                                                               Class        Ownership at
Name and Address of Holder                                   of Shares      March 2, 2004
--------------------------                                   ---------      -------------
MLPF&S For the Sole Benefit of its Customers...............      A                9%
Attn: Fund Administration 971A8
4800 Deer Lake Dr E 2(nd) Fl
Jacksonville, FL 32246-6484
Edward Jones & Co..........................................      A               25%
Attn: Mutual Fund Shareholder Accounting                         B               14%
201 Progress Pkwy                                                C                6%
Maryland Hts, MO 63043-3009
Citigroup Global Markets Inc...............................      A                7%
Attn: Andy Tempesta, 7th Fl.                                     B               10%
333 W. 34th St.                                                  C               10%
New York, NY 10001-2402
MLPF&S For the Sole Benefit of its Customers...............      B                9%
Attn: Fund Administration 971T2
4800 Deer Lake Dr E 2(nd) Fl
Jacksonville, FL 32246-6484
Morgan Stanley DW Inc......................................      B                7%
825 Third Ave.                                                   C                5%
New York, NY 10022
MLPF&S For the Sole Benefit of its Customers...............      C               22%
Attn: Fund Administration 97GE3
4800 Deer Lake Dr E 2(nd) Fl
Jacksonville, FL 32246-6484



                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


     The following disclosure supplements the disclosure set forth under the same caption in the Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

MUNICIPAL SECURITIES

     Municipal securities include long-term obligations, which often are called municipal bonds, as well as shorter term municipal notes, municipal leases and tax exempt commercial paper. Under normal market conditions, longer term municipal securities generally provide a higher yield than shorter term municipal securities, and therefore the Fund may be invested primarily in longer term municipal securities. The Fund may, however, invest in shorter term municipal securities when yields are greater than yields available on longer term municipal securities, for temporary defensive purposes or when redemption requests are expected. The two principal classifications of municipal securities are "general obligation" and "revenue" or "special obligation" securities, which include

"industrial revenue bonds." General obligation securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as from the user of the facility being financed. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.


     Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of state and local governments or authorities used to finance the acquisition of equipment and facilities. Lease obligations generally do not constitute general obligations of the municipality for which the municipality's taxing power is pledged. A lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. A risk exists that the municipality will not, or will be unable to, appropriate money in the future in the event of political changes, changes in the economic viability of the project, general economic changes or for other reasons. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by an assignment of the lessee's interest in the leased property, management and/or disposition of the property in the event of foreclosure could be costly, time consuming and result in unsatisfactory recoupment of the Fund's original investment. Additionally, use of the leased property may be limited by state or local law to a specified use thereby further limiting ability to rent. The tax treatment of lease obligations containing "non-appropriation" clauses in the event of non-appropriation is unclear. There is no limitation on the percentage of the Fund's assets that may be invested in "non-appropriation" lease obligations. In evaluating such lease obligations, the Adviser will consider such factors as it deems appropriate, which factors may include (a) whether the lease can be cancelled, (b) the ability of the lease obligee to direct the sale of the underlying assets, (c) the general creditworthiness of the lease obligor, (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality, (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding and (f) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services than those covered by the lease obligation.


     Also included in the term municipal securities are participation certificates issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

     The Fund may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. The issuer of such notes normally has a corresponding right, after a given period, to prepay at its discretion upon notice to the noteholders the outstanding principal amount of the notes plus accrued interest. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals. Investments by the Fund in variable rate demand notes may also be made in the form of participation interests in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. Participating interest in such notes provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participating variable rate demand note from the institution upon a specified number of days' notice, not to exceed seven days. The Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the institution in such obligation except that the institution typically retains fees out of the interest paid on the obligation for servicing the note and issuing the repurchase commitment.

     The Fund may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

     The "issuer" of municipal securities generally is deemed to be the governmental agency, authority, instrumentality or other political subdivision, or the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations, or the guarantor of such payment obligations, of the municipal securities.

     Municipal securities, like other debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal security experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal securities and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income. Further, in connection with the working out or restructuring of a defaulted security, the Fund may acquire additional securities of the issuer, the acquisition of which may be deemed to be a loan of money or property. Such additional securities should be considered speculative with respect to the capacity to pay interest or repay principal in accordance with their terms.

SPECIAL CONSIDERATIONS REGARDING CERTAIN SECURITIES

     The Fund may invest in certain securities not producing immediate cash income, such as zero-coupon and payment-in-kind securities, when the Fund's investment adviser believes the effective yield on such securities over comparable instruments paying cash income makes these investments attractive. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. Special tax considerations are associated with investing in zero coupon and payment-in-kind securities. See "Taxation" below. The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.

STAND-BY COMMITMENTS

     The Fund may acquire "stand-by commitments" with respect to municipal securities held by the Fund. Under a stand-by commitment, a bank or dealer from which municipal securities are acquired agrees to purchase from the Fund, at the Fund's option, the municipal securities at a specified price. Such commitments are sometimes called "liquidity puts." The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the municipal securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. Stand-by commitments generally can be acquired when the remaining maturity of the underlying municipal securities is not greater than one year, and are exercisable by the Fund at any time before the maturity of such obligations. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment generally is not transferable by the Fund, although the Fund can sell the underlying municipal securities to a third party at any time.

     The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund will not exceed
 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Fund intends to enter into stand-by commitments only with banks and dealers which, in the opinion of the Fund's investment adviser, present minimal credit risks.

     The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation of the underlying municipal securities which would continue to be valued in accordance with the method of valuation employed for the Fund in which they are held. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its costs would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account, cash and liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purposes of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when-issued" or "delayed delivery" basis.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     A futures contract is an agreement pursuant to which two parties agree to take and make delivery of a security for a specified amount of cash at a future delivery date. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery on an amount of cash equal to a specified dollar amount times the difference between the index value at a specified time and the price at which the futures contract is originally struck. In an index futures contract, no physical delivery of the securities underlying the index is made.

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.


     For example, when the Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     Futures Contract Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract serves as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts substantially reduces the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs on futures contract transactions are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index, the risk of market distortion, the risk of illiquidity and the risk of error in anticipating price movement.

     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contract. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

     There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movements, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures contracts is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contracts exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contracts positions and subjecting some futures contracts traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


     The Fund will not enter into futures contracts or options (except for closing transactions) for other than bona fide hedging purposes if immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the current fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. To prevent leverage in connection with the purchase of futures contracts by the Fund, the Fund will segregate cash and/or liquid securities in an amount at least equal to the market value of the obligation under the futures contracts (less any related margin deposits).


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included in initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contracts position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract. The purchase of call options on futures contracts would be intended to serve the same purpose as the actual purchase of the futures contract.

     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Adviser will not purchase options on futures contracts on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the level of the index or in the price of the underlying security, when the use of an option on a future contracts would result in a loss to the Fund when the use of a future contracts would not.

     Additional Risks of Futures Contracts and Options on Futures
Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures contracts or options on futures contracts, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto;

(b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

ILLIQUID SECURITIES

     The Fund may invest up to 10% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

      1. Purchase or hold securities of any issuer if any of the Fund's officers or trustees, or officers or directors of its investment adviser, who beneficially owns more than 1/2% of the securities of that issuer, together own beneficially more than 5% of the securities of such issuer;

      2. Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Fund of an initial or maintenance margin in connection with futures contracts or options on futures contract transactions is not considered the purchase of a security on margin;

      3. Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

      4. Make loans of money or securities to other persons except that the Fund may purchase or hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies;

      5. Invest in real estate or mortgage loans (but this shall not prevent the Fund from investing in municipal securities (as defined in the prospectus) or temporary investments (as defined in the prospectus) secured by real estate or interests therein); or in interests in oil, gas, or other mineral exploration or development programs; or in any security not payable in United States currency;

      6. Invest more than 10% of the value of its net assets in securities which are illiquid, including securities restricted as to disposition under the 1933 Act (except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time) and including repurchase agreements maturing in more than 7 days;

      7. Invest in securities of any one issuer with a record of less than 3 years of continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or municipal securities (except that in the case of industrial revenue bonds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid), if such investments by the Fund would exceed 5% of the value of its total assets (taken at market value), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

      8. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities;

      9. Invest in securities other than municipal securities (as defined in the Prospectus), temporary investments (as defined in the Prospectus), stand-by commitments, futures contracts described in the next paragraph and options on futures contracts or securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

     10. Purchase or sell commodities or commodity contracts except that the Fund may purchase, hold and sell listed futures contracts related to U.S. government securities, municipal securities or to an index of municipal securities;

     11. Invest more than 5% of its total assets at market value at the time of purchase in the securities of any one issuer (other than obligations of the U.S. government or any agency or instrumentality thereof) except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time;

     12. Borrow money, except that the Fund may borrow from banks to meet redemptions or for other temporary or emergency purposes, with such borrowing not to exceed 5% of the total assets of the Fund at market value at the time of borrowing. Any such borrowing may be secured provided that not more than 10% of the total assets of the Fund at market value at the time of pledging may be used as security for such borrowings;

     13. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided that this limitation shall not apply to municipal securities or governmental guarantees of municipal securities; and provided, further, that for the purpose of this limitation only, industrial development bonds that are considered to be issued by non-governmental users shall not be deemed to be municipal securities; and provided, further, that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time; or

     14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

                             TRUSTEES AND OFFICERS



     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management ("Asset Management" or the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser or its affiliates as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.



                              INDEPENDENT TRUSTEES



                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (58)               Trustee      Trustee     Chairman and Chief Executive        88       Trustee/Director/
Blistex Inc.                                  since 2003  Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Former Director                the Fund Complex.
                                                          of the World Presidents
                                                          Organization-Chicago Chapter.
                                                          Director of the Heartland
                                                          Alliance, a nonprofit
                                                          organization serving human
                                                          needs based in Chicago.
J. Miles Branagan (71)           Trustee      Trustee     Private investor. Co-founder,       86       Trustee/Director/
1632 Morning Mountain Road                    since 1991  and prior to August 1996,                    Managing General
Raleigh, NC 27614                                         Chairman, Chief Executive                    Partner of funds in
                                                          Officer and President, MDT                   the Fund Complex.
                                                          Corporation (now known as
                                                          Getinge/Castle, Inc., a
                                                          subsidiary of Getinge
                                                          Industrier AB), a company
                                                          which develops, manufactures,
                                                          markets and services medical
                                                          and scientific equipment.
Jerry D. Choate (65)             Trustee      Trustee     Prior to January 1999,              86       Trustee/Director/
33971 Selva Road                              since 1999  Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer (63)                Trustee      Trustee     President of CAC, llc., a           88       Trustee/Director/
CAC, llc.                                     since 2003  private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                  Prior to July 2000, Managing                 Director of
                                                          Partner of Equity Group                      Stericycle, Inc.,
                                                          Corporate Investment (EGI), a                TheraSense, Inc.,
                                                          company that makes private                   GATX Corporation,
                                                          investments in other                         Vantana Medical
                                                          companies.                                   Systems, Inc. and
                                                                                                       Trustee of The
                                                                                                       Scripps Research
                                                                                                       Institute and the
                                                                                                       University of Chicago
                                                                                                       Hospitals and Health
                                                                                                       Systems. Prior to
                                                                                                       January 2004,
                                                                                                       Director of TeleTech
                                                                                                       Holdings Inc. and
                                                                                                       Arris Group, Inc.
                                                                                                       Prior to May 2002,
                                                                                                       Director of Peregrine
                                                                                                       Systems Inc. Prior to
                                                                                                       February 2001, Vice
                                                                                                       Chairman and Director
                                                                                                       of Anixter
                                                                                                       International, Inc.
                                                                                                       and IMC Global Inc.
                                                                                                       Prior to July 2000,
                                                                                                       Director of Allied
                                                                                                       Riser Communications
                                                                                                       Corp., Matria
                                                                                                       Healthcare Inc.,
                                                                                                       Transmedia Networks,
                                                                                                       Inc., CNA Surety,
                                                                                                       Corp. and Grupo
                                                                                                       Azcarero Mexico
                                                                                                       (GAM). Prior to April
                                                                                                       1999, Director of
                                                                                                       Metal Management,
                                                                                                       Inc.
Linda Hutton Heagy (55)          Trustee      Trustee     Managing Partner of Heidrick &      86       Trustee/Director/
Heidrick & Struggles                          since 1995  Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice President
                                                          of La Salle National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of the       86       Trustee/Director/
11 DuPont Circle, N.W.                        since 1995  German Marshall Fund of the                  Managing General
Washington, D.C. 20016                                    United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (68)               Trustee      Trustee     Prior to 1998, President and        88       Trustee/Director/
736 North Western Avenue                      since 2003  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson Investment      86       Trustee/Director/
423 Country Club Drive                        since 1995  Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.
Hugo F. Sonnenschein (63)        Trustee      Trustee     President Emeritus and              88       Trustee/Director/
1126 E. 59th Street                           since 2003  Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, P.H.D. (62)  Trustee      Trustee     Previously Chief                    86       Trustee/Director/
6808 Florida Street                           since 1999  Communications Officer of the                Managing General
Chevy Chase, MD 20815                                     National Academy of                          Partner of funds in
                                                          Sciences/National Research                   the Fund Complex.
                                                          Council, an independent,                     Director of Fluor
                                                          federally chartered policy                   Corp., an
                                                          institution, from 2001 to                    engineering,
                                                          November 2003 and Chief                      procurement and
                                                          Operating Officer from 1993 to               construction
                                                          2001. Director of the                        organization, since
                                                          Institute for Defense                        January 2004 and
                                                          Analyses, a federally funded                 Director of Neurogen
                                                          research and development                     Corporation, a
                                                          center, Director of the German               pharmaceutical
                                                          Marshall Fund of the United                  company, since
                                                          States, Director of the Rocky                January 1998.
                                                          Mountain Institute and Trustee
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*



                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (50)     Trustee,     Trustee     President and Chief Executive          86       Trustee/Director/
1221 Avenue of the          President    since       Officer of funds in the Fund                    Managing General
Americas                    and Chief    1999;       Complex. Chairman, President,                   Partner of funds in
New York, NY 10020          Executive    President   Chief Executive Officer and                     the Fund Complex.
                            Officer      and Chief   Director of the Adviser and Van
                                         Executive   Kampen Advisors Inc. since
                                         Officer     December 2002. Chairman,
                                         since 2002  President and Chief Executive
                                                     Officer of Van Kampen Investments
                                                     since December 2002. Director of
                                                     Van Kampen Investments since
                                                     December 1999. Chairman and
                                                     Director of Van Kampen Funds Inc.
                                                     since December 2002. President,
                                                     Director and Chief Operating
                                                     Officer of Morgan Stanley
                                                     Investment Management since
                                                     December 1998. President and
                                                     Director since April 1997 and
                                                     Chief Executive Officer since
                                                     June 1998 of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. Chairman, Chief Executive
                                                     Officer and Director of Morgan
                                                     Stanley Distributors Inc. since
                                                     June 1998. Chairman since June
                                                     1998, and Director since January
                                                     1998 of Morgan Stanley Trust.
                                                     Director of various Morgan
                                                     Stanley subsidiaries. President
                                                     of the Morgan Stanley Funds since
                                                     May 1999. Previously Chief
                                                     Executive Officer of Van Kampen
                                                     Funds Inc. from December 2002 to
                                                     July 2003, Chief Strategic
                                                     Officer of Morgan Stanley
                                                     Investment Advisors Inc. and
                                                     Morgan Stanley Services Company
                                                     Inc. and Executive Vice President
                                                     of Morgan Stanley Distributors
                                                     Inc. from April 1997 to June
                                                     1998. Chief Executive Officer
                                                     from September 2002 to April 2003
                                                     and Vice President from May 1997
                                                     to April 1999 of the Morgan
                                                     Stanley Funds.

Richard F. Powers, III*     Trustee      Trustee     Advisory Director of Morgan            88       Trustee/Director/
(58)                                     since 1999  Stanley. Prior to December 2002,                Managing General
1 Parkview Plaza                                     Chairman, Director, President,                  Partner of funds in
P.O. Box 5555                                        Chief Executive Officer and                     the Fund Complex.
Oakbrook Terrace, IL 60181                           Managing Director of Van Kampen
                                                     Investments and its investment
                                                     advisory, distribution and other
                                                     subsidiaries. Prior to December
                                                     2002, President and Chief
                                                     Executive Officer of funds in the
                                                     Fund Complex. Prior to May 1998,
                                                     Executive Vice President and
                                                     Director of Marketing at Morgan
                                                     Stanley and Director of Dean
                                                     Witter, Discover & Co. and Dean
                                                     Witter Realty. Prior to 1996,
                                                     Director of Dean Witter Reynolds
                                                     Inc.

                                                                                        NUMBER OF
                                          TERM OF                                        FUNDS IN
                                         OFFICE AND                                        FUND
                            POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (64)       Trustee      Trustee     Partner in the law firm of             88       Trustee/Director/
333 West Wacker Drive                    since 1995  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                    Flom LLP, legal counsel to funds                Partner of funds in
                                                     in the Fund Complex.                            the Fund Complex.


------------------------------------


* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates.

                                    OFFICERS



                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (63)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen
Houston, TX 77056                                             Investments and President and Chief Operations Officer of
                                                              the Adviser and Van Kampen Advisors Inc. Prior to May 2002,
                                                              Executive Vice President and Chief Investment Officer of
                                                              funds in the Fund Complex. Prior to May 2001, Managing
                                                              Director and Chief Investment Officer of Van Kampen
                                                              Investments, and Managing Director and President of the
                                                              Adviser and Van Kampen Advisors Inc. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Adviser. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Adviser. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

Stefanie V. Chang (37)        Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas                       since 2003  Vice President of funds in the Fund Complex.
New York, NY 10020

Wayne D. Godlin (43)          Vice President      Officer     Managing Director of the Adviser and Van Kampen Investments,
1221 Avenue of the Americas                       since 1999  and portfolio manager of Van Kampen High Yield Municipal
New York, NY 10020                                            Fund. Prior to 1999, public finance associate with Hanifen,
                                                              Imhoff. Prior to working in public finance, municipal
                                                              research analyst with First Interstate Bancorp.

Joseph J. McAlinden (61)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen Investments, the Adviser and Van Kampen
                                                              Advisors Inc. since December 2002.

John R. Reynoldson (50)       Vice President      Officer     Executive Director and Portfolio Specialist of the Adviser
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
P.O. Box 5555                                                 Fund Complex. Prior to July 2001, Principal and Co-head of
Oakbrook Terrace, IL 60181                                    the Fixed Income Department of the Adviser and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Adviser and Van Kampen Advisors Inc. Prior to May
                                                              2000, Senior Vice President of the investment grade taxable group for the Adviser. Prior to June 1999, Senior Vice
                                                              President of the government securities bond group for Asset
                                                              Management.

Ronald E. Robison (65)        Executive Vice      Officer     Chief Executive Officer and Chairman of Investor Services.
1221 Avenue of the Americas   President and       since 2003  Executive Vice President and Principal Executive Officer of
New York, NY 10020            Principal                       funds in the Fund Complex. Chief Global Operations Officer
                              Executive                       and Managing Director of Morgan Stanley Investment
                              Officer                         Management Inc. Managing Director of Morgan Stanley.
                                                              Managing Director and Director of Morgan Stanley Investment
                                                              Advisors Inc. and Morgan Stanley Services Company Inc. Chief
                                                              Executive Officer and Director of Morgan Stanley Trust. Vice
                                                              President of the Morgan Stanley Funds.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (47)      Vice President and  Officer     Managing Director of Morgan Stanley, Managing Director and
1221 Avenue of the Americas   Secretary           since 1999  Director of Van Kampen Investments, Director of the Adviser,
New York, NY 10020                                            Van Kampen Advisors Inc., the Distributor, Investor Services
                                                              and certain other subsidiaries of Van Kampen Investments.
                                                              Managing Director and General Counsel-Mutual Funds of Morgan
                                                              Stanley Investment Advisors, Inc. Vice President and
                                                              Secretary of funds in the Fund Complex. Prior to July 2001,
                                                              Managing Director, General Counsel, Secretary and Director
                                                              of Van Kampen Investments, the Adviser, the Distributor,
                                                              Investor Services, and certain other subsidiaries of Van
                                                              Kampen Investments. Prior to December 2000, Executive Vice
                                                              President, General Counsel, Secretary and Director of Van
                                                              Kampen Investments, the Adviser, Van Kampen Advisors Inc.,
                                                              the Distributor, Investor Services and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to January
                                                              1999, Vice President and Associate General Counsel to New
                                                              York Life Insurance Company ("New York Life"), and prior to
                                                              March 1997, Associate General Counsel of New York Life.
                                                              Prior to December 1993, Assistant General Counsel of The
                                                              Dreyfus Corporation. Prior to August 1991, Senior Associate,
                                                              Willkie Farr & Gallagher. Prior to January 1989, Staff
                                                              Attorney at the Securities and Exchange Commission, Division
                                                              of Investment Management, Office of Chief Counsel.

John L. Sullivan (48)         Vice President,     Officer     Director and Managing Director of Van Kampen Investments,
1 Parkview Plaza              Chief Financial     since 1996  the Adviser, Van Kampen Advisors Inc. and certain other
P.O. Box 5555                 Officer and                     subsidiaries of Van Kampen Investments. Vice President,
Oakbrook Terrace, IL 60181    Treasurer                       Chief Financial Officer and Treasurer of funds in the Fund
                                                              Complex. Head of Fund Accounting for Morgan Stanley
                                                              Investment Management. Prior to December 2002, Executive
                                                              Director of Van Kampen Investments, the Adviser and Van
                                                              Kampen Advisors Inc.



     Each trustee/director who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the ten years following such retirement from the

Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.


     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                  Fund Complex
                                         --------------------------------------------------------------
                                         Aggregate Pension   Aggregate Estimated
                                           or Retirement       Maximum Annual
                         Aggregate       Benefits Accrued     Benefits from the     Total Compensation
                        Compensation        as Part of          Fund Complex       before Deferral from
       Name(1)        from the Fund(2)      Expenses(3)      Upon Retirement(4)      Fund Complex(5)
       -------        ----------------   -----------------   -------------------   --------------------
David C. Arch              $1,111             $18,589             $147,500               $193,811
J. Miles Branagan           3,148              78,011               60,000                173,290
Jerry D. Choate             3,148              31,482              130,000                173,290
Rod Dammeyer                  951              31,814              147,500                177,971
Linda Hutton Heagy          3,148               9,233              147,500                173,290
R. Craig Kennedy            3,148               6,424              147,500                173,290
Howard J Kerr               1,111              58,713              147,500                193,811
Jack E. Nelson              3,148              40,711              112,500                173,290
Hugo F. Sonnenschein        1,111              32,178              147,500                193,811
Wayne W. Whalen             3,156              63,604              147,500                251,811
Suzanne H. Woolsey          3,148              20,086              147,500                173,290


------------------------------------


(1) Trustees not eligible for compensation are not included in the Compensation Table.



(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended November 30, 2003. Messrs. Arch, Dammeyer, Kerr and Sonnenschein were appointed to the Board of the Fund on July 23, 2003, and thus the amounts above reflect compensation from the Fund for the period July 23, 2003 until the fiscal year ended November 30, 2003. The following Trustees deferred compensation from the Fund during the fiscal year ended November 30, 2003: Mr. Choate, $3,148; Mr. Dammeyer, $951; Ms. Heagy, $3,148; Mr. Nelson, $3,148; Mr. Sonnenschein, $1,111; and Mr. Whalen, $3,156. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of November 30, 2003 is as follows: Mr. Branagan, $20,569; Mr. Choate, $12,363; Mr. Dammeyer, $1,042; Ms. Heagy, $15,183; Mr.
    Kennedy, $9,080; Mr. Miller, $1,235; Mr. Nelson, $25,663; Mr. Robinson, $2,505; Mr. Rooney, $6,267; Mr. Sisto, $9,738; Mr. Sonnenschein, $1,142 and
    Mr. Whalen, $20,218. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2003. The retirement plan is described above the Compensation Table. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2003 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. In 2003, the boards of the various Van Kampen-related funds in the Fund Complex were combined. Prior to 2003, only Messrs. Whalen and Powers served as trustees/directors/managing general partners of all of the various Van Kampen-related funds in the Fund Complex; and during 2003, other trustees/directors/managing general partners were being elected or appointed, as appropriate, to most of the respective boards of the underlying Van Kampen-related funds. The amounts in this column represent amounts for each trustee based on funds he/she oversaw for the period mentioned above; and thus it is anticipated that the amounts will increase in future compensation tables based on the increased number of funds overseen by such trustees going forward.



BOARD COMMITTEES



     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.



     The Board's audit committee consists of J. Miles Branagan, Jerry D. Choate and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent public auditors, reviews with such auditors the scope and results of the Fund's annual audit and considers any comments which the auditors may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent auditors of each Fund, and discussed with the independent auditors the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent auditors required under Independence

Standard Board No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees of each Fund that each Fund's audited financial statements be included in each Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.



     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.



     The Board's governance committee consists of David C. Arch, Rod Dammeyer, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.



     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 5 meetings and the brokerage and services committee of the Board held 4 meetings. The governance committee was recently organized and had only 1 meeting during the Fund's last fiscal year.



SHAREHOLDER COMMUNICATIONS



     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.



     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2003, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2003 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES


INDEPENDENT TRUSTEES


                               ARCH    BRANAGAN   CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON  SONNENSCHEIN  WOOLSEY
                             --------  --------  --------  --------  --------  --------  -------  ------  ------------  -------
Dollar range of equity
 securities in the Fund....    none      over      none      none      none       $1      none     none       none       none
                                       $100,000                                $10,000
Aggregate dollar range of
 equity securities in all
 registered investment
 companies overseen by
 Trustee in the Fund
 Complex...................  $50,001-    over    $50,001-    over    $10,001-    over      $1-     none     $10,001-      $1-
                             $100,000  $100,000  $100,000  $100,000  $50,000   $100,000  $10,000            $50,000     $10,000



INTERESTED TRUSTEES



                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Fund...............    none      none      none
Aggregate dollar range of equity securities in all
 registered investment companies overseen by Trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000



     As of March 2, 2004, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.



     The Fund, the Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees of the Trust or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent accountant fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.


     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed 0.95% of the average daily net assets, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement, and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested Trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving third party research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested Trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.


     The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Adviser and the Fund believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation.



ADVISORY FEES



                                                      FISCAL YEAR ENDED NOVEMBER 30,
                                                  --------------------------------------
                                                     2003          2002          2001
                                                  -----------   -----------   ----------
The Adviser received the approximate advisory
  fee of........................................  $14,983,800   $10,829,700   $8,853,700


                                OTHER AGREEMENTS


     Accounting Services Agreement. The Fund has entered into an accounting services agreement pursuant to which Asset Management provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

ACCOUNTING SERVICES FEES



                                                         FISCAL YEAR ENDED NOVEMBER 30,
                                                         ------------------------------
                                                           2003       2002       2001
                                                         --------   --------   --------
The Adviser received the approximate accounting
  services fees of.....................................  $152,000   $121,800   $103,000


                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.


                                                                 Total            Amounts
                                                              Underwriting      Retained by
                                                              Commissions       Distributor
                                                              ------------      -----------
Fiscal year ended November 30, 2003.....................      $27,271,800       $2,991,800
Fiscal year ended November 30, 2002.....................      $ 9,139,000       $  561,800
Fiscal year ended November 30, 2001.....................      $ 7,805,800       $  330,900


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                     Total Sales Charge
                                                  -------------------------         Reallowed
                                                  As % of       As % of Net        To Dealers
Size of                                           Offering        Amount            As a % of
Investment                                         Price         Invested        Offering Price
------------------------------------------------------------------------------------------------
Less than $100,000..........................       4.75%           4.99%              4.25%
$100,000 but less than $250,000.............       3.75%           3.90%              3.25%
$250,000 but less than $500,000.............       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000...........       2.00%           2.04%              1.75%
$1,000,000 or more..........................           *               *                  *
------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The one-year period ends on the first business day of the thirteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its quarterly sales of shares of the Fund and other Van Kampen funds and increases in net assets of the Fund and other Van Kampen funds over specified thresholds. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."


     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges (if any) it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the

Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.


     As of November 30, 2003, there were approximately $19,602,900 and $1,416,900 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 3% and 0% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.



     For the fiscal year ended November 30, 2003, the Fund's aggregate expenses paid under the Plans for Class A Shares were $4,665,138 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Class A shareholders and for administering the Class A Share Plans. For the fiscal year ended November 30, 2003, the Fund's aggregate expenses paid under the Plans for Class B Shares were $5,989,945 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $4,323,616 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $1,666,329 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Class B Share Plans. For the fiscal year ended November 30, 2003, the Fund's aggregate expenses paid under the Plans for Class C Shares were $4,043,883 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:
$2,265,931 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $1,777,952 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Share Plans.

     The Distributor has entered into agreements whereby certain shares of the Fund will be offered pursuant to such firm's retirement plan alliance programs with the following firms: (i) SunGard Institutional Brokerage Inc., (ii) ABN AMRO Trust Services Co., (iii) AMVESCAP Retirement, Inc., (iv) ING Financial Advisers, LLC, and (v) Northern Trust Retirement Consulting, LLC. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the Distributor for further information concerning the program(s) including, but not limited to, minimum size and operational requirements.


                                 TRANSFER AGENT


     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Commissions Paid:


                                                                      Affiliated Brokers
                                                                      ------------------
                                                              All       Morgan Stanley
                                                            Brokers        DW Inc.
                                                            -------     --------------
Fiscal year ended November 30, 2003.......................    $0              $0
Fiscal year ended November 30, 2002.......................    $0              $0
Fiscal year ended November 30, 2001.......................    $0              $0
Fiscal year 2003 Percentages:
  Commissions with affiliate to total commissions..................            0%
  Value of brokerage transactions with affiliate to total
     transactions..................................................            0%



     During the fiscal year ended November 30, 2003, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.


                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc. c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE("ACH") DEPOSITS


     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired).


DIVIDEND DIVERSIFICATION


     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424 ((800) 421-2833 for the hearing impaired), to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectus) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $10,000 or more at the next determined net asset value per share at the time the plan is established. If a shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established, the shareholder may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE


     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of the Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C (defined below) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Fund are available for sale.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A


     As described in the Fund's Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC -- Class A") may be imposed on certain redemptions made within one year of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a contingent deferred sales charge followed by shares held the longest in the shareholder's account. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                         WAIVER OF CLASS B AND CLASS C
                       CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Code Section 408(d)(4) or (5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2), the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2) or the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).


     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the election to participate in the systematic withdrawal plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION


FEDERAL INCOME TAXATION OF THE FUND


     The Trust and its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least an amount equal to the sum of (i) 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and (ii) 90% of its net tax-exempt interest income and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income (not including tax-exempt income) for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.


     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited) and/or (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.


     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year to maintain its qualification as a regulated investment company and to avoid income and excise taxes. To generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

     As discussed above under "Investment Objective, Strategies and Risks -- Municipal Securities," municipal securities, like other debt obligations, are subject to the risk of non-payment, and issuers of municipal securities might seek protection under the bankruptcy laws. Investments in municipal securities that are at risk of or in default may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, in the event that they arise with respect to municipal securities it owns, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.


DISTRIBUTIONS TO SHAREHOLDERS

     The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of such securities.

     Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

     Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

     Interest on certain "private-activity bonds" is an item of tax preference subject to the federal alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

     Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

     Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excludable from their gross income for federal income tax purposes, each shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain this exclusion if the shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.


     While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a portion may consist of investment company taxable income. Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming such shares are held as a capital asset). The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act") contains provisions that reduce the U.S. federal income tax rates on (1) long-term capital gains received by individuals and (2) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rate for capital gains generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and ceases to apply for taxable years beginning after December 31, 2008. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2008. Because the Fund intends to invest primarily in municipal securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." Distributions from the Fund designated as capital gain dividends will be eligible for the reduced rate applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Some or all of the interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund will not be deductible for federal income tax purposes, depending upon the ratio of the exempt-interest dividends to the total of exempt-interest dividends plus taxable dividends received by the shareholder (excluding capital gain dividends) during the year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.


     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the taxable year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the dividend. Distributions from the Fund generally will not be eligible for the corporate dividends received deduction.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares and will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES


     As a consequence of the 2003 Tax Act, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gain recognized in taxable years beginning after December 31, 2008). The maximum long-term capital gains rate for corporations is 35%.


BACKUP WITHHOLDING


     The Fund may be required to withhold federal income tax ("backup withholding") at a rate of 28% from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the Internal Revenue Service ("IRS") notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.


     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder the amount of dividends, capital gain dividends or redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts.

GENERAL


     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.


                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.

     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the

Fund. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, marketing materials may provide a portfolio manager update, an Adviser update and discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings and other Fund information, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their fund shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by the investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's Indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the cover of this Statement of Additional Information.

CLASS A SHARES


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended November 30, 2003 was 3.16%, (ii) the five-year period ended November 30, 2003 was 3.18% and (iii) the ten-year period ended November 30, 2003 was 5.42%.



     The Fund's yield with respect to the Class A Shares for the 30-day period ending November 30, 2003 was 5.38%. The Fund's current distribution rate with respect to the Class A Shares for the month ending November 30, 2003 was 5.76%. The Fund's taxable equivalent distribution rate with respect to the Class A Shares for the month ending November 30, 2003 was 8.86%.


     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from January 2, 1986

(commencement of distribution of Class A Shares of the Fund) to November 30, 2003 was 201.65%.



     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to the Class A Shares from January 2, 1986 (commencement of distribution of Class A Shares of the Fund) to November 30, 2003 was 216.59%.


CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended November 30, 2003 was 3.52%, (ii) the five-year period ended November 30, 2003 was 3.17% and (iii) the ten-year period ended November 30, 2003 was 5.45%.



     The Fund's yield with respect to the Class B Shares for the 30-day period ending November 30, 2003 was 4.90%. The Fund's current distribution rate with respect to the Class B Shares for the month ending November 30, 2003 was 5.29%. The Fund's taxable equivalent distribution rate with respect to the Class B Shares for the month ending November 30, 2003 was 8.14%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class B Shares from July 20, 1992 (commencement of distribution of Class B Shares of the Fund) to November 30, 2003 was 89.78%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge with respect to the Class B Shares from July 20, 1992 (commencement of distribution of Class B Shares of the Fund) to November 30, 2003 was 89.78%.


CLASS C SHARES


     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended November 30, 2003 was 6.52%, (ii) the five-year period ended November 30, 2003 was 3.41% and (iii) the approximately nine-year, eleven month period from December 10, 1993 (the commencement of distribution of Class C Shares of the Fund) to November 30, 2003 was 5.04%.



     The Fund's yield with respect to the Class C Shares for the 30-day period ending November 30, 2003 was 4.90%. The Fund's current distribution rate with respect to the

Class C Shares for the month ending November 30, 2003 was 5.29%. The Fund's taxable equivalent distribution rate with respect to the Class C Shares for the month ending November 30, 2003 was 8.14%.



     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge with respect to the Class C Shares from December 10, 1993 (commencement of distribution of Class C Shares of the Fund) to November 30, 2003 was 63.26%.



     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge with respect to the Class C Shares from December 10, 1993 (commencement of distribution of Class C Shares of the Fund) to November 30, 2003 was 63.26%.


     These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

                               OTHER INFORMATION

CUSTODY OF ASSETS


     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.


SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent auditors.

INDEPENDENT AUDITORS


     Independent auditors for the Fund perform an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent auditors.


LEGAL COUNSEL


     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                                   APPENDIX A



                      MORGAN STANLEY INVESTMENT MANAGEMENT


                       PROXY VOTING POLICY AND PROCEDURES



I.  POLICY STATEMENT



     Introduction -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").



     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.



     Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxyrelated services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee

(see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.



     Voting Proxies for certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.



II.  GENERAL PROXY VOTING GUIDELINES



     To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, antitakeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.



III.  GUIDELINES



A.  MANAGEMENT PROPOSALS



     1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



          - Selection or ratification of auditors.



          - Approval of financial statements, director and auditor reports.



          - Election of Directors.



          - Limiting Directors' liability and broadening indemnification of Directors.



          - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.



          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

          - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.



          - General updating/corrective amendments to the charter.



          - Elimination of cumulative voting.



          - Elimination of preemptive rights.



          - Provisions for confidential voting and independent tabulation of voting results.



          - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."



     2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.



     CAPITALIZATION CHANGES



          - Capitalization changes that eliminate other classes of stock and voting rights.



          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.



          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.



          - Proposals for share repurchase plans.



          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.



          - Proposals to effect stock splits.



          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.



     COMPENSATION



          - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.



          - Establishment of Employee Stock Option Plans and other employee ownership plans.



     ANTI-TAKEOVER MATTERS



          - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.



          - Adoption of anti-greenmail provisions provided that the proposal:
            (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



     3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.



          - Capitalization changes that add classes of stock that which substantially dilute the voting interests of existing shareholders.



          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.



          - Creation of "blank check" preferred stock.



          - Changes in capitalization by 100% or more.



          - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.



          - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.



          - Proposals to indemnify auditors.



     4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.



     CORPORATE TRANSACTIONS



          - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

          - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.



          - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.



          - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:



             (i) Whether the stock option plan is incentive based;



             (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;



             (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.



     ANTI-TAKEOVER PROVISIONS



          - Proposals requiring shareholder ratification of poison pills.



          - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.



B.  SHAREHOLDER PROPOSALS



     1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:



          - Requiring auditors to attend the annual meeting of shareholders.



          - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.



          - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.



          - Confidential voting.



          - Reduction or elimination of supermajority vote requirements.



     2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.



          - Proposals that limit tenure of directors.



          - Proposals to limit golden parachutes.



          - Proposals requiring directors to own large amounts of stock to be eligible for election.



          - Restoring cumulative voting in the election of directors.

          - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.



          - Proposals that limit retirement benefits or executive compensation.



          - Requiring shareholder approval for bylaw or charter amendments.



          - Requiring shareholder approval for shareholder rights plan or poison pill.



          - Requiring shareholder approval of golden parachutes.



          - Elimination of certain anti-takeover related provisions.



          - Prohibit payment of greenmail.



     3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.



          - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.



          - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.



          - Proposals that require inappropriate endorsements or corporate actions.



IV.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



A.  PROXY REVIEW COMMITTEE



     1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.



          (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.



          (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.



          (c) The Committee will meet at least monthly to (among other matters):
              (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).



          (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.



          (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.



          (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.



          (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Van Kampen High Yield Municipal
Fund:

    We have audited the accompanying statement of assets and liabilities of Van Kampen High Yield Municipal Fund (the "Fund"), including the portfolio of investments, as of November 30, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended November 30, 1999 were audited by other auditors whose report dated January 21, 2000 expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Kampen High Yield Municipal Fund at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States.

                                                           -s- Ernst & Young LLP

Chicago, Illinois
January 9, 2004

                BY THE NUMBERS

YOUR FUND'S INVESTMENTS

November 30, 2003
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MUNICIPAL BONDS  98.3%
           ALABAMA  1.3%
$ 1,000    Alabama Spl Care Fac Fin Auth Methodist Home
           for the Aging..................................  6.300%   06/01/24   $      875,340
  4,500    Alabama St Indl Dev Auth Solid Waste Disp Rev
           Pine City Fiber Co.............................  6.450    12/01/23        4,357,755
  8,055    Alabama St Indl Dev Auth Solid Waste Disp Rev
           Pine City Fiber Co (GTY AGMT: Boise Cascade
           Corp.).........................................  6.450    12/01/23        7,800,381
  4,000    Colbert Cnty-Northwest AL Hlthcare Auth
           Hlthcare Fac...................................  5.750    06/01/27        3,814,360
  3,280    Courtland, AL Indl Dev Brd Environmental Impt
           Rev Intl Paper Co Proj Ser A Rfdg..............  5.800    05/01/22        3,349,306
  7,000    Courtland, AL Indl Dev Brd Environmental Impt
           Rev Intl Paper Co Ser B........................  6.250    08/01/25        7,394,520
  1,235    Courtland, AL Indl Dev Brd Solid Waste Disp
           Champion Intl Corp Proj Rfdg...................  6.000    08/01/29        1,255,353
  2,460    Huntsville Carlton Cove, AL Carlton Cove Inc
           Proj Ser A.....................................  8.000    11/15/19        2,240,076
  5,000    Huntsville Carlton Cove, AL Carlton Cove Inc
           Proj Ser A.....................................  8.125    11/15/31        4,391,050
  4,000    Huntsville Redstone Vlg, AL Spl Care Fac Fin
           Auth Ser A.....................................  8.125    12/01/26        3,845,560
  7,500    Huntsville Redstone Vlg, AL Spl Care Fac Fin
           Auth Ser A.....................................  8.250    12/01/32        7,213,500
  1,250    Phenix Cnty, AL Environmental Impt Rev Rfdg....  6.350    05/15/35        1,290,375
                                                                                --------------
                                                                                    47,827,576
                                                                                --------------
           ALASKA  0.3%
  2,000    Alaska Indl Dev & Expt Auth Williams Lynks AK
           Cargoport (a)..................................  8.125    05/01/31        2,077,400
  7,900    Juneau, AK City & Boro Nonrecourse Saint Anns
           Care Ctr Proj..................................  6.875    12/01/25        7,868,874
                                                                                --------------
                                                                                     9,946,274
                                                                                --------------
           ARIZONA  3.7%
  1,415    Arizona Hlth Fac Auth Hosp John C Lincoln Hlth
           Network........................................  6.375    12/01/37        1,463,634
  5,000    Arizona Hlth Fac Auth Rev the Terraces Proj Ser
           A..............................................  7.500    11/15/23        4,939,750

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           ARIZONA (CONTINUED)
$ 9,000    Arizona Hlth Fac Auth Rev the Terraces Proj Ser
           A..............................................  7.750%   11/15/33   $    9,002,340
  3,000    Casa Grande, AZ Indl Dev Auth Hosp Rev Casa
           Grande Regl Med Ctr Ser A......................  7.125    12/01/24        2,981,250
  6,850    Casa Grande, AZ Indl Dev Auth Hosp Rev Casa
           Grande Regl Med Ctr Ser A Rfdg.................  7.250    12/01/19        7,006,796
  6,750    Casa Grande, AZ Indl Dev Auth Hosp Rev Casa
           Grande Regl Med Ctr Ser A Rfdg.................  7.625    12/01/29        6,982,335
  1,120    Casa Grande, AZ Indl Dev Auth Hosp Rev Rfdg....  8.250    12/01/15          948,528
  1,475    Coconino Cnty, AZ Pollutn Ctl Corp Rev Tucson
           Elec Pwr Navajo Ser A..........................  7.125    10/01/32        1,519,043
  1,000    Flagstaff, AZ Indl Dev Auth Rev Living Cmnty
           Nrthn Cmnty Proj...............................  6.300    09/01/38          886,930
  6,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty
           Northn AZ Proj.................................  7.500    03/01/35        6,165,600
  7,670    Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty
           Northn AZ Ser A................................  6.200    09/01/28        6,860,585
  1,465    Maricopa Cnty, AZ Indl Dev Auth Horizon Cmnty
           Learning Ctr Proj..............................  7.125    06/01/10        1,509,433
  1,250    Maricopa Cnty, AZ Indl Dev Auth Horizon Cmnty
           Learning Ctr Proj..............................  7.950    06/01/23        1,306,850
  5,500    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
           Hsg Rev Natl Hlth Fac II Proj Ser B (a)........  6.625    07/01/33        4,918,595
  3,000    Maricopa Cnty, AZ Indl Dev Christian Care Mesa
           Inc Proj Ser A.................................  7.750    04/01/15        3,144,330
 11,745    Maricopa Cnty, AZ Indl Dev Christian Care Mesa
           Inc Proj Ser A.................................  7.875    04/01/27       12,126,360
  4,000    Maricopa Cnty, AZ Pollutn Ctl El Paso Elec Ser
           A Rfdg.........................................  6.375    08/01/15        4,170,320
  5,200    Peoria, AZ Indl Dev Auth Rev Sierra Winds Life
           Ser A Rfdg.....................................  6.375    08/15/29        4,950,712
  3,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds Life
           Ser A Rfdg.....................................  6.500    08/15/31        3,382,015
    800    Phoenix, AZ Indl Dev Auth Arpt Fac Rev America
           West Airl Inc Proj.............................  6.250    06/01/19          643,472
  4,000    Pima Cnty, AZ Indl Dev Auth Dev Radisson City
           Ctr Proj Rfdg (a)..............................  7.000    12/02/12        3,954,080
  2,905    Pima Cnty, AZ Indl Dev Auth Ed Rev Excalibur
           Charter Sch Proj...............................  7.750    08/01/33        2,925,567
  3,030    Pima Cnty, AZ Indl Dev Auth Ed Rev Milestones
           Charter Sch Dist...............................  7.500    11/01/33        2,992,367
  4,345    Pima Cnty, AZ Indl Dev Auth Fac Rev Desert
           Heights Charter Sch............................  7.500    08/01/33        4,382,975

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           ARIZONA (CONTINUED)
$ 2,960    Pima Cnty, AZ Indl Dev Auth Multi-Family Rev
           Hsg Wilmot Vista Apts Proj Ser A (a)...........  6.625%   10/01/28   $    2,716,244
  6,750    Pima Cnty, AZ Indl Dev Auth Rev La Posada at Pk
           Ctr Ser A......................................  7.000    05/15/27        6,794,010
  1,000    Pima Cnty, AZ Indl Dev Auth Ser A..............  7.250    11/15/18          972,460
  1,500    Pima Cnty, AZ Indl Dev Auth Ser A..............  8.250    11/15/22        1,531,260
  1,235    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
           Assmt Rev......................................  6.500    12/01/12        1,304,296
  1,035    Scottsdale, AZ Indl Dev Auth Rev First Mtg
           Westminster Vlg Rfdg...........................  8.000    06/01/11        1,073,481
  2,000    Scottsdale, AZ Indl Dev Auth Rev First Mtg
           Westminster Vlg Ser A Rfdg.....................  8.250    06/01/15        2,078,520
  3,967    Sundance Cmnty Fac Dist AZ Assmt Dist Spl Assmt
           Rev No 2.......................................  7.125    07/01/27        3,980,289
  2,845    Tucson, AZ Indl Dev Auth Rev Clarion Santa Rita
           Hotel Ser A Rfdg (a)...........................  6.375    12/01/16        2,525,165
  3,235    Tucson, AZ Multi-Family Rev Hsg Catalina Asstd
           Living Ser A...................................  6.500    07/01/31        2,836,319
  7,600    Verrado Cmnty Fac Dist No 1 AZ.................  6.500    07/15/27        7,656,012
  4,000    Vistancia Cmnty Fac Dist AZ....................  6.750    07/15/22        4,098,000
  4,000    Yavapai Cnty, AZ Indl Dev Auth Hosp Fac Rev
           Yavapai Regl Med Ctr Ser A.....................  6.000    08/01/33        4,083,440
                                                                                --------------
                                                                                   140,813,363
                                                                                --------------
           ARKANSAS  0.1%
  3,115    Jackson Cnty, AR Hlthcare Fac Brd First Mtg
           Hosp Rev Newport Hosp & Clinic Inc.............  7.375    11/01/11        3,121,541
                                                                                --------------

           CALIFORNIA  5.0%
  1,175    Abag Fin Auth For Nonprofit Corps CA Ctf
           Part...........................................  6.375    11/15/15        1,147,928
  3,455    Abag Fin Auth For Nonprofit Corps CA Ctf
           Part...........................................  6.375    11/15/28        3,141,493
  5,000    Agua Mansa, CA Indl Growth Assn Spl Tax Cmnty
           Fac Dist No 2002-1.............................  6.500    09/01/33        5,047,500
  5,000    Beaumont, CA Fin Auth Loc Agy Rev Ser A........  7.000    09/01/33        5,237,400
  1,210    California Ed Fac Auth Rev Pacific Graduate Sch
           of Psych.......................................  7.600    11/01/21        1,278,292
  2,135    California Ed Fac Auth Rev Pacific Graduate Sch
           of Psych (a)...................................  8.000    11/01/21        2,263,399
 10,000    California Hlth Fac Fin Auth Rev Hlth Fac
           Adventist Hlth Sys Ser A.......................  5.000    03/01/33        9,449,300
  5,000    California St..................................  5.250    04/01/32        5,010,350
  5,000    California St Dept Wtr Res Pwr Supply Rev Ser
           A..............................................  5.375    05/01/22        5,171,650

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$ 3,275    California Statewide Cmnty Dev Auth Lease Rev
           Spl Fac Utd Airl Ser A (GTY AGMT: United
           Airlines Inc.).................................  5.700%   10/01/33   $    1,473,750
  2,960    California Statewide Cmnty Dev Auth
           Multi-Family Rev Hsg Heritage Pointe Sr Apt Ser
           QQ (a).........................................  7.500    10/01/26        2,887,036
  4,000    California Statewide Cmnty Dev Auth Rev Elder
           Care Alliance Ser A............................  8.000    11/15/22        3,972,840
  2,000    California Statewide Cmnty Dev Auth Rev Notre
           Dame De Namur Univ.............................  6.500    10/01/23        1,978,920
  2,500    California Statewide Cmnty Dev Auth Rev Notre
           Dame De Namur Univ.............................  6.625    10/01/33        2,468,000
  5,000    California Statewide Cmnty Dev Auth Rev San
           Francisco Art Institute (a)....................  7.375    04/01/32        5,038,800
  5,500    California Statewide Cmnty Dev Auth Rev Thomas
           Jefferson Sch of Law...........................  7.750    10/01/31        5,895,505
  1,935    California Statewide Cmnty Dev Auth Wtr &
           Wastewtr Pooled Fin Pgm Ser A (FSA Insd).......  4.750    10/01/28        1,940,166
  1,000    Capistrano, CA Uni Sch Dist No 90-2 Talega.....  6.000    09/01/33        1,007,600
  2,850    Contra Costa Cnty, CA Multi-Family Hsg Rev
           (a)............................................  6.750    12/01/30        2,764,072
  2,000    Corona, CA Ctf Part Vista Hosp Sys Inc Ser B
           (b) (c)........................................  9.500    07/01/20        1,000,000
  2,500    Corona, CA Ctf Part Vista Hosp Sys Inc Ser C
           (b) (c)........................................  8.375    07/01/11        1,250,000
  1,500    Folsom, CA Spl Tax Cmnty Fac Dist No 7 Rfdg....  7.250    09/01/21        1,551,885
    150    Fontana, CA Spl Tax Cmnty Fac Dist No 11 Ser A
           Rfdg...........................................  6.500    09/01/28          157,080
  1,980    Fontana, CA Spl Tax Cmnty Fac Dist No 11 Ser
           B..............................................  6.500    09/01/28        2,073,456
  2,314    Fresno, CA Ctf Part............................  8.500    05/01/16        2,322,932
    450    Healdsburg, CA Ctf Part Nuestro Hosp Inc (a)
           (b) (c)........................................  6.250    11/01/08           26,955
  1,350    Healdsburg, CA Ctf Part Nuestro Hosp Inc (a)
           (b) (c)........................................  6.375    11/01/28           80,865
    920    Indio, CA Pub Fin Auth Rev Tax Increment.......  6.500    08/15/27          961,409
  3,500    La Verne, CA Ctf Part Brethren Hillcrest Homes
           Ser B..........................................  6.625    02/15/25        3,499,545
  2,390    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev Ser
           F..............................................  7.100    09/01/20        2,552,329
  4,000    Lathrop, CA Fin Auth Rev Wtr Supply Proj.......  6.000    06/01/35        3,892,480
  3,280    Lee Lake Wtr Dist CA Cmnty Fac Dist No 1 Spl
           Tax Sycamore Creek.............................  6.000    09/01/33        3,281,017
  1,000    Los Angeles, CA Cmnty Fac Dist Spl Tax No 3
           Cascades Business Pk...........................  6.400    09/01/22        1,052,100

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$ 7,685    Los Angeles, CA Regl Arpt Fac Sublease Intl
           Arpt Rfdg......................................  6.350%   11/01/25   $    6,659,437
  2,500    Los Angeles, CA Regl Arpt Impt Corp Lease Rev
           Ser C..........................................  6.125    12/01/07        2,406,150
  3,000    Los Angeles, CA Regl Arpt Impt Corp Lease Rev
           Ser C..........................................  7.000    12/01/12        2,923,980
 21,700    Los Angeles, CA Regl Arpt Impt Corp Lease Rev
           Ser C..........................................  7.500    12/01/24       21,375,585
  5,575    Los Angeles, CA Regl Arpt Lease Fac Sublease
           Continental Airl...............................  9.250    08/01/24        5,718,723
  6,880    Millbrae, CA Residential Fac Rev Magnolia of
           Millbrae Proj Ser A............................  7.375    09/01/27        7,024,824
  1,000    Moreno Vly, CA Spl Tax Towngate Cmnty Fac Dist
           87-1...........................................  7.125    10/01/23        1,007,090
  3,645    Norco, CA Spl Tax Cmnty Fac Dist No 01-1.......  6.750    09/01/22        3,680,575
  4,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2 Ser
           A..............................................  6.375    09/01/32        4,072,440
  2,000    Perris, CA Pub Fin Auth Loc Agy Rev Ser D......  7.875    09/01/25        2,103,640
  2,805    Reedley, CA Ctf Part...........................  7.500    10/01/26        2,836,220
  1,680    Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1
           Ser A..........................................  6.700    09/01/17        1,751,518
  1,990    Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1
           Ser A..........................................  6.750    09/01/27        2,074,436
  2,500    San Bernardino, CA Assoc Cmnty Fin Auth
           Hlthcare Ctf Part (b) (c)......................  6.900    05/01/27        1,000,000
  2,000    San Jose, CA Cmnty Fac Dist Spl Tax No 9 Bailey
           Hwy 101........................................  6.600    09/01/27        2,016,180
  2,630    San Jose, CA Cmnty Fac Dist Spl Tax No 9 Bailey
           Hwy 101........................................  6.650    09/01/32        2,654,801
  6,120    San Jose, CA Multi-Family Hsg Rev Helzer Courts
           Apt Ser A......................................  6.400    12/01/41        5,838,480
  1,900    San Louis Obispo, CA Ctf Part Vista Hosp Sys
           Inc (b) (c)....................................  8.375    07/01/29          950,000
  4,000    San Marcos, CA Pub Fac Auth Spl Tax Rev Ser A..  6.450    09/01/34        4,061,400
  1,650    Simi Vly, CA Cmnty Dev Agy Coml Sycamore Plaza
           II Rfdg (a)....................................  6.000    09/01/12        1,743,835
  7,000    Southern, CA Logistics Arpt Auth Proj..........  6.250    12/01/33        6,983,970
  2,635    Val Verde, CA Uni Sch Dist Fin Auth Spl Tax Rev
           Jr Lien Rfdg...................................  6.000    10/01/21        2,560,350

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           CALIFORNIA (CONTINUED)
$ 7,365    Val Verde, CA Uni Sch Dist Fin Auth Spl Tax Rev
           Jr Lien Rfdg...................................  6.250%   10/01/28   $    7,187,503
  2,000    Vallejo, CA Ctf Part Touro Univ................  7.250    06/01/16        2,055,180
                                                                                --------------
                                                                                   191,562,371
                                                                                --------------
           COLORADO  3.2%
  2,175    Antelope Heights Met Dist CO...................  8.000    12/01/23        2,169,606
  1,690    Arvada, CO Multi-Family Rev Hsg Arvada
           Nightingale Proj Rfdg (a)......................  6.250    12/01/18        1,567,475
  1,895    Briargate Ctr Business Impt Dist CO Ser A......  7.450    12/01/32        1,902,978
  2,410    Briargate Ctr Business Impt Dist CO Spl Assmt
           Rev Impt Dist No 02-1 Ser B....................  7.400    12/01/27        2,420,170
  4,000    Bromley Pk Met Dist CO No 2....................  8.050    12/01/32        4,019,800
  2,000    Bromley Pk Met Dist CO No 2 Ser B..............  8.050    12/01/32        2,025,300
  4,855    Broomfield Vlg Met Dist No 2 CO Impt Rfdg
           (d)............................................  6.250    12/01/32        4,794,118
  4,835    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Frontier Academy...............................  7.375    06/01/31        5,000,647
  1,000    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Peak to Peak Proj..............................  7.500    08/15/21        1,042,240
  3,000    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Peak to Peak Proj..............................  7.625    08/15/31        3,130,680
  2,500    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Platte Academy Ser A...........................  7.250    03/01/32        2,525,075
  1,005    Colorado Ed & Cultural Fac Auth Rev Denver
           Academy Ser A Rfdg.............................  7.000    11/01/23          986,428
    810    Colorado Ed & Cultural Fac Auth Rev Denver
           Academy Ser A Rfdg.............................  7.125    11/01/28          793,768
  2,275    Colorado Ed & Cultural Fac Montessori Sch of
           Denver Proj....................................  7.500    06/01/22        2,223,699
  1,100    Colorado Hlth Fac Auth Hlth & Residential Care
           Fac Volunteers of Amer Ser A...................  6.000    07/01/29          972,037
  1,000    Colorado Hlth Fac Auth Rev Baptist Home Assn
           Ser A..........................................  6.250    08/15/13          873,410
  5,500    Colorado Hlth Fac Auth Rev Baptist Home Assn
           Ser A..........................................  6.375    08/15/24        4,342,525
  1,590    Colorado Hlth Fac Auth Rev Christian Living
           Campus Ser A...................................  6.850    01/01/15        1,571,667
  3,000    Colorado Hlth Fac Auth Rev Christian Living
           Campus Ser A Rfdg..............................  6.750    01/01/30        2,981,550
  4,250    Colorado Hlth Fac Auth Rev Impt Volunteers Ser
           A Rfdg.........................................  5.875    07/01/28        3,679,522
    830    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
           Ter Ser A......................................  6.800    07/01/09          841,836
  3,250    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
           Ter Ser A......................................  7.250    07/01/22        3,204,077

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           COLORADO (CONTINUED)
$   790    Colorado Hsg Fin Auth Single Family Pgm Sr B2..  6.800%   04/01/30   $      832,960
  3,000    Cottonwood Wtr & Santn Dist CO Ser A Rfdg......  7.750    12/01/20        3,190,620
  1,055    Denver, CO City & Cnty Indl Dev Rev Jewish
           Cmnty Ctr Proj.................................  7.375    03/01/09        1,079,318
  1,130    Denver, CO City & Cnty Indl Dev Rev Jewish
           Cmnty Ctr Proj.................................  7.500    03/01/14        1,155,504
    815    Denver, CO City & Cnty Indl Dev Rev Jewish
           Cmnty Ctr Proj.................................  7.875    03/01/19          833,949
  1,800    Eagle Cnty, CO Air Term Corp Rev Arpt Term
           Proj...........................................  7.500    05/01/21        1,753,182
  1,645    Eagle Cnty, CO Air Term Corp Ser A.............  7.000    05/01/21        1,523,270
  1,455    Eagle Cnty, CO Air Term Corp Ser A.............  7.125    05/01/31        1,344,405
  2,930    Eagle Riverview Affordable Hsg Corp CO
           Multi-Family Rev Ser A.........................  6.300    07/01/29        2,654,990
  1,735    Eaglebend, CO Affordable Hsg Corp Multi-Family
           Rev Hsg Proj Ser A.............................  6.400    07/01/17        1,733,317
  1,500    Eaglebend, CO Affordable Hsg Corp Multi-Family
           Rev Hsg Proj Ser A.............................  6.450    07/01/21        1,474,830
  3,000    Elk Vly, CO Pub Impt Pub Impt Fee Ser A........  7.350    09/01/31        3,088,890
  5,305    Fronterra Vlg Met Dist CO......................  8.050    12/01/31        5,310,358
  4,500    La Plata Cnty, CO Rec Fac Rev Durango Mtn
           Resort Proj Ser A Rfdg.........................  6.875    02/01/12        4,537,440
  3,935    Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj
           Ser A..........................................  7.000    10/01/18        2,359,229
    500    Lafayette, CO Indl Dev Rev Rocky Mtn Instr Proj
           Ser B..........................................  6.125    10/01/08          300,455
  3,000    Lincoln Pk, CO Met Dist........................  7.750    12/01/26        3,108,660
  6,200    Montrose Cnty, CO Hlthcare Fac Rev Homestead at
           Montrose Ser A.................................  7.000    02/01/38        6,226,846
  4,185    Montrose, CO Mem Hosp Brd......................  6.000    12/01/28        4,155,496
  3,000    Montrose, CO Mem Hosp Brd......................  6.000    12/01/33        2,944,740
  2,750    North Range Met Dist No 1 CO (a)...............  7.250    12/15/31        2,763,392
  6,950    Rampart Range Met Dist No1 CO Rev Rampart Range
           Met Dist No 2 Proj.............................  7.750    12/01/26        7,224,455
  2,000    Rendezvous Residential Met Dist Co.............  8.000    12/01/21        2,071,620
     58    Skyland Metro Dist CO Gunnison Cnty Rfdg.......  6.750    12/01/22           57,540
    750    Snowmass Vlg, CO Multi-Family Hsg Rev Ser A
           Rfdg...........................................  8.000    09/01/14          754,117
  5,000    Vista Ridge Met Dist CO........................  7.500    12/01/31        5,123,050
                                                                                --------------
                                                                                   120,671,241
                                                                                --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           CONNECTICUT  0.5%
$ 3,405    Connecticut St Dev Auth First Mtg Gross Rev
           Hlthcare Proj The Elm Pk Baptist Inc Proj......  5.850%   12/01/33   $    3,454,679
  1,500    Connecticut St Dev Auth Indl Afco Cargo Bdl LLC
           Proj...........................................  8.000    04/01/30        1,562,040
    500    Connecticut St Dev Auth Mystic Marinelife Aquar
           Proj Ser A.....................................  7.000    12/01/27          500,890
  3,260    Connecticut St Hlth & Ed Fac Auth Rev Saint
           Marys Hosp Issue Ser E.........................  5.875    07/01/22        2,719,133
  3,000    Connecticut St Hlth & Ed Fac Auth Rev Windham
           Cmnty Mem Hosp Ser C...........................  6.000    07/01/20        2,552,640
  1,610    Greenwich, CT Hsg Auth Multi-Family Rev Hsg
           Greenwich Close Ser B..........................  7.500    09/01/27        1,556,162
  1,240    Manchester, CT Redev Agy Multi-Family Mtg Rev
           Bennet Hsg Dev Rfdg (a)........................  7.200    12/01/18        1,249,722
  2,684    New Britain, CT Hsg Auth Multi-Family Rev Hsg
           Franklin Square Manor Proj.....................  7.000    07/01/21        2,638,533
  1,415    New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal
           Energies.......................................  7.250    07/01/09        1,379,554
                                                                                --------------
                                                                                    17,613,353
                                                                                --------------
           DELAWARE  0.1%
  4,290    Wilmington, DE Multi-Family Rent Rev Hsg
           Electra Arms Sr Assoc Proj.....................  6.250    06/01/28        3,801,541
                                                                                --------------

           DISTRICT OF COLUMBIA  0.0%
  1,545    District of Columbia Rev Methodist Home
           Issue..........................................  6.000    01/01/29        1,373,397
                                                                                --------------

           FLORIDA  11.2%
  9,300    Beacon Lakes, FL Cmnty Dev Ser A...............  6.900    05/01/35        9,385,281
    867    Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev
           Ser A..........................................  7.500    05/01/19          890,045
    495    Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev
           Ser B..........................................  6.750    05/01/04          495,723
  3,000    Boca Raton, FL Hsg Auth Mtg Hsg Rev First Lien
           Banyan Place Sr Living Ser A...................  7.150    04/01/31        2,891,730
    910    Boca Raton, FL Hsg Auth Mtg Hsg Rev Second Lien
           Banyan Place Sr Living Ser B...................  8.700    10/01/32          919,728
  3,000    Bonnet Creek Resort Cmnty Dev Dist Fl Spl
           Assmt..........................................  7.375    05/01/34        3,125,790
  5,000    Bonnet Creek Resort Cmnty Dev Dist Fl Spl
           Assmt..........................................  7.500    05/01/34        5,252,650
  3,500    Capital Tr Agy FL Rev Ft Lauderdale Proj.......  5.750    01/01/32        3,307,850
  2,500    Capital Tr Agy FL Rev Sub Orlando Proj.........  6.750    01/01/32        2,353,525
  2,740    Championsgate Cmnty Dev Dist Ser A.............  6.250    05/01/20        2,614,207

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 2,487    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Rfdg...........................................  6.250%   08/15/23   $    2,545,768
  2,500    Citrus Cnty, FL Hosp Brd Rev Citrus Mem Hosp
           Rfdg...........................................  6.375    08/15/32        2,567,050
  3,000    Double Branch Cmnty Dev Dist FL Spl Assmt Ser
           A..............................................  6.700    05/01/34        3,121,920
  9,250    Escambia Cnty, FL Environmental Impt Rev Ser
           A..............................................  5.750    11/01/27        9,348,512
 10,000    Fiddlers Creek Cmnty Dev Dist No 2 FL Spl Assmt
           Rev Ser A (a)..................................  6.375    05/01/35       10,076,800
  3,840    Fishhawk Cmnty Dev Dist of FL Spl Assmt Rev....  7.625    05/01/18        4,084,147
  2,000    Fleming Is Plantation Cmnty Ser B..............  7.375    05/01/31        2,123,820
  4,500    Florida Hsg Fin Corp Multi-Family Hsg Whistlers
           Cove Apt Proj..................................  6.500    01/01/39        4,025,655
  8,100    Florida Hsg Fin Corp Multi-Family Rev Mtg
           Cutler Glen & Meadows Ser U....................  6.500    10/01/33        8,138,961
  4,885    Florida Hsg Fin Corp Rev Hsg Beacon Hill Apt
           Ser C..........................................  6.610    07/01/38        4,536,406
  7,390    Florida Hsg Fin Corp Rev Hsg Cypress Trace Apt
           Ser G..........................................  6.600    07/01/38        6,865,679
 11,815    Florida Hsg Fin Corp Rev Hsg Westbrook Apt Ser
           U-1............................................  6.450    01/01/39       10,933,128
  5,910    Florida Hsg Fin Corp Rev Hsg Westchase Apt Ser
           B..............................................  6.610    07/01/38        5,465,627
    760    Fort Walton Beach, FL Indl Dev Rev First Mtg Ft
           Walton Beach Venture Proj (b).................. 10.500    12/01/16          582,350
  2,000    Greyhawk Landing Cmnty Dev Dist FL Spl Assmt
           Rev Ser A......................................  7.000    05/01/33        2,088,840
    250    Heritage Harbor Cmnty Dev Dist FL Rev Recntl...  7.750    05/01/23          239,020
    850    Heritage Harbor Cmnty Dev Dist FL Rev Spl Assmt
           Ser A..........................................  6.700    05/01/19          870,621
  3,000    Hialeah Gardens, FL Indl Dev Rev Waterford
           Convales Ctr Ser A Rfdg........................  8.250    12/01/14        3,053,640
 25,500    Highlands Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys Ser D.......................  5.375    11/15/35       25,685,130
    900    Hillsborough Cnty, FL Aviation Auth Rev Spl
           Purp Delta Airl Rfdg...........................  6.800    01/01/24          756,729
  1,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper Cove
           Apt Proj Ser A.................................  7.375    07/01/40        1,480,920
  7,415    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
           Tampa Gen Hosp Proj Ser A Rfdg.................  5.250    10/01/24        7,289,983
  2,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
           Tampa Gen Hosp Proj Ser B......................  5.250    10/01/28        1,952,400

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 6,000    Hillsborough Cnty, FL Indl Dev Auth Hosp Rev
           Tampa Gen Hosp Proj Ser B......................  5.250%   10/01/34   $    5,806,500
  8,700    Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
           Rev Tampa Elec Co Proj.........................  5.500    10/01/23        8,693,040
  1,500    Homestead, FL Indl Dev Rev Brookwood Gardens
           Ctr Proj Ser A Rfdg............................  8.250    12/01/14        1,530,675
  2,330    Indian Trace Dev Dist FL Spl Isles at Weston
           Proj...........................................  5.500    05/01/33        2,159,234
  1,820    Islands at Doral FL............................  6.375    05/01/35        1,851,759
  2,000    Jea, FL Elec Sys Rev Ser 3 Ser A...............  5.375    10/01/32        2,051,620
  2,560    Kendall Breeze Cmnty Dev Dist..................  6.700    11/01/23        2,605,056
  3,190    Kendall Breeze Cmnty Dev Dist..................  6.625    11/01/33        3,213,319
  1,080    Lake Bernadette, FL Cmnty Dev Dist Spl Assmt
           Rev Ser A......................................  8.000    05/01/17        1,112,562
  2,105    Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt
           Rev............................................  7.875    05/01/17        2,197,725
  8,895    Largo, FL Sun Coast Hlth Sys Rev Hosp Rfdg.....  6.300    03/01/20        8,033,163
    430    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
           Nursing Ctr Part Rfdg..........................  8.125    12/01/07          438,875
  3,150    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
           Cypress Cove Hlthpk Ser A......................  6.375    10/01/25        3,052,350
  6,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
           Cypress Cove Hlthpk Ser A......................  6.750    10/01/32        6,031,380
  5,980    Leon Cnty, FL Ed Fac Auth Rev Southgate
           Residence Hall Ser A Rfdg......................  6.750    09/01/28        5,493,348
  2,975    Marshall Creek Cmnty Dev Dist FL Spl Assmt Ser
           A (a)..........................................  7.650    05/01/32        3,229,690
    105    Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai
           Med Ctr FL Proj................................  5.375    11/15/18           89,989
  2,455    Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai
           Med Ctr FL Proj................................  5.375    11/15/28        1,970,236
  3,235    Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai
           Med Ctr Ser A..................................  6.125    11/15/11        3,185,796
  1,000    Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai
           Med Ctr Ser A..................................  6.700    11/15/19          985,730
  3,465    Miami Beach, FL Hlth Fac Auth Hosp Rev Mt Sinai
           Med Ctr Ser A..................................  6.800    11/15/31        3,434,058
  5,955    Miromar Lakes Cmnty Dev Dist FL Cap Impt Rev
           Ser B..........................................  7.250    05/01/12        6,231,014
  3,000    Mount Dora, FL Hlth Fac Auth Rev Waterman Vlg
           Proj Ser A.....................................  6.750    08/15/25        2,939,400
  4,055    Mount Dora, FL Hlth Fac Auth Rev Waterman Vlg
           Proj Ser B.....................................  7.125    08/15/21        4,016,194
  3,000    North Broward, FL Hosp Dist Rev Impt...........  6.000    01/15/31        3,146,130
  1,563    North Springs, FL Impt Dist Spl Assmt Rev......  7.000    05/01/19        1,641,588

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 2,500    Northern Palm Beach Cnty Impt Dist FL Impt Wtr
           Ctl & Impt Unit Dev No 16......................  7.000%   08/01/32   $    2,562,925
  2,455    Northern Palm Beach Cnty Impt Dist FL Impt Wtr
           Ctl & Impt Unit Dev No 16 Rfdg.................  7.500    08/01/24        2,598,912
  4,525    Northern Palm Beach Cnty Impt Dist FL Impt Wtr
           Ctl & Impt Unit Dev No 2A......................  6.400    08/01/33        4,595,137
  1,500    Northern Palm Beach Cnty Impt Dist FL Impt Wtr
           Ctl & Impt Unit Dev No 43......................  6.125    08/01/31        1,508,355
    200    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg......................  8.125    07/01/06          206,228
  2,035    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg......................  8.400    07/01/14        2,153,335
  3,325    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg......................  8.625    07/01/20        3,468,341
  5,000    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg......................  8.750    07/01/26        5,152,200
  1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys.............................  6.375    11/15/20        1,088,010
  2,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys.............................  6.500    11/15/30        2,161,180
  4,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp Regl
           Hlthcare Sys Ser E.............................  6.000    10/01/26        4,167,200
    905    Orange Cnty, FL Hlth Fac Auth Rev Westminster
           Cmnty Care.....................................  6.500    04/01/12          708,253
  2,000    Orange Cnty, FL Hlth Fac Auth Rev Westminster
           Cmnty Care.....................................  6.600    04/01/24        1,546,940
  2,240    Orange Cnty, FL Hsg Fin Auth Hsg Alhambra Trace
           Apt Proj Ser C.................................  7.375    04/01/28        2,369,382
  4,320    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Hsg Governors Manor Apt F-4....................  7.250    10/01/31        4,341,730
    875    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Hsg Lake Davis Apt Proj F-1....................  7.250    10/01/31          879,401
    220    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Hsg Lake Jennie Phase I Proj F-2...............  7.250    10/01/31          221,107
    890    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Hsg Lake Jennie Phase II F-3...................  7.250    10/01/31          894,477
    350    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Hsg Mellonville Trace Apt F-5..................  7.250    10/01/31          351,760
  2,080    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Mtg Hands Inc Proj Ser A (a)...................  7.000    10/01/15        2,260,190
  2,535    Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
           Mtg Hands Inc Proj Ser A (a)...................  7.000    10/01/25        2,688,874
  2,660    Overoaks, FL Cmnty Dev Dist Cap Impt Rev.......  8.250    05/01/17        2,860,032

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$10,000    Palm Beach Cnty FL Hsg Fin Auth Multi-Family
           Hsg Lake Delray Apt Proj Ser A.................  6.400%   01/01/31   $    9,910,300
  4,135    Parklands West Cmnty Dev Dist Spl Assmt Ser A..  6.900    05/01/32        4,332,115
    390    Parklands West Cmnty Dev Dist Spl Assmt Ser B..  6.000    05/01/06          390,542
  1,355    Pentathlon Cmnty Dev Dist Spl Assmt Rev FL.....  6.700    11/01/23        1,381,097
  1,720    Pentathlon Cmnty Dev Dist Spl Assmt Rev FL.....  6.750    11/01/33        1,760,196
  7,135    Pier Park, FL Cmnty Dev Dist Ser 1.............  7.150    05/01/34        7,419,330
  2,875    Pine Air Lakes Cmnty Dev Dist FL Spl Assmt
           Rev............................................  7.250    05/01/33        2,980,915
  8,000    Pinellas Cnty, FL Ed Fac Auth Clearwtr
           Christian College Ser A Rfdg (a)...............  7.250    09/01/31        8,186,720
  2,930    Pinellas Cnty, FL Ed Fac Auth Rev College
           Harbor Proj Ser A..............................  8.250    12/01/21        3,010,516
  3,500    Pinellas Cnty, FL Ed Fac Auth Rev College
           Harbor Proj Ser A..............................  8.500    12/01/28        3,621,170
    800    Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser A...  7.250    05/01/19          850,856
  1,970    Poinciana Cmnty Dev Dist FL Ser A..............  7.125    05/01/31        2,079,433
  9,500    Port Saint Lucie, FL Spl Assmt Rev Glassman Spl
           Assmt Dist Ser C...............................  6.750    07/01/23        9,622,835
  3,995    Saddlebrook, FL Cmnty Ser A....................  6.900    05/01/33        4,132,468
    490    Saddlebrook, FL Cmnty Ser B....................  6.250    05/01/09          491,867
  2,000    Saint Johns Cnty, FL Indl Dev Auth Hlthcare
           Glenmoor St Johns Proj Ser A...................  8.000    01/01/17        1,991,760
  5,175    Saint Johns Cnty, FL Indl Dev Auth Hlthcare
           Glenmoor St Johns Proj Ser A...................  8.000    01/01/30        4,968,828
  1,000    Saint John's Cnty, FL Indl Dev Auth Hlthcare
           Rev Bayview Proj Ser A.........................  7.100    10/01/16          951,460
  2,000    Saint John's Cnty, FL Indl Dev Auth Hlthcare
           Rev Bayview Proj Ser A.........................  7.100    10/01/26        1,831,680
    230    Santa Rosa Cnty, FL Indl Dev First Mtg Sandy
           Ridge Care Ctr................................. 10.500    04/01/16          232,541
  1,500    Sarasota Cnty, FL Hlth Fac Auth Hlth Fac
           Sunnyside Pptys................................  6.700    07/01/25          987,870
  1,000    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
           Jewish Hsg Council.............................  7.375    07/01/16          665,370
  1,400    Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
           Manatee Jewish Rfdg............................  7.000    07/01/16          931,924
  2,945    Sausalito Bay Cmnty Dev Dist Fl Spl Assmt......  6.200    05/01/35        2,961,669
  2,000    Seven Oaks, FL Cmnty Dev Dist II Spl Assmt Rev
           Ser A..........................................  6.400    05/01/34        2,020,320
  4,850    South Dade Venture Cmnty Dev...................  6.900    05/01/33        4,970,910
  2,115    South Lake Cnty Hosp Dist FL South Lake Hosp
           Inc............................................  6.375    10/01/28        2,144,081

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           FLORIDA (CONTINUED)
$ 3,000    South Lake Cnty Hosp Dist FL South Lake Hosp
           Inc............................................  6.375%   10/01/34   $    3,036,390
  1,500    Sterling Hill Cmnty Dev Dist FL Cap Impt & Rev
           Ser A..........................................  6.200    05/01/35        1,503,900
  1,000    Stoneybrook West Cmnty Dev Ser A...............  7.000    05/01/32        1,046,060
    435    Stoneybrook West Cmnty Dev Ser B...............  6.450    05/01/10          442,391
  1,000    Sumter Landing Cmnty Dev Dist FL Spl Assmt
           Rev............................................  6.875    05/01/23        1,023,070
  2,000    Sumter Landing Cmnty Dev Dist FL Spl Assmt
           Rev............................................  6.950    05/01/33        2,042,200
 15,375    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
           Hlthcare Proj..................................  6.375    12/01/30       14,819,809
  1,925    Tamarac, FL Indl Dev Rev Sun Belt Precision
           Prods Inc......................................  6.500    08/01/17        1,790,404
  1,330    Tampa Palms, FL Open Space & Trans Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj..................  8.500    05/01/17        1,369,714
  1,817    Tampa Palms, FL Open Space & Trans Cmnty Dev
           Dist Rev Cap Impt Area 7 Proj..................  7.500    05/01/18        1,889,880
  3,000    Tampa, FL Hosp Rev Cap Impt H Lee Moffitt Ser
           A..............................................  5.750    07/01/29        3,086,130
    353    Tara Cmnty Dev Dist No 1 FL Cap Impt Rev Ser
           B..............................................  6.750    05/01/10          359,866
  1,345    Trails at Monterey Cmnty Dev Dist FL Spl
           Assmt..........................................  6.500    05/01/23        1,353,500
  1,715    Trails at Monterey Cmnty Dev Dist FL Spl
           Assmt..........................................  6.750    05/01/33        1,751,547
  2,763    University Square Cmnty Dev Dist FL Cap Impt
           Rev (a)........................................  6.750    05/01/20        2,891,424
  4,500    Venetian Isles, FL Ser A.......................  6.750    05/01/33        4,647,555
  5,000    Verandah West Cmnty Dev Dist Cap Impt Ser B....  6.625    05/01/33        5,078,600
    930    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev Ser
           A..............................................  7.200    05/01/32          991,752
  2,000    Vista Lakes Cmnty Dev Dist FL Cap Impt Rev Ser
           A..............................................  6.750    05/01/34        2,068,840
    985    Waterchase Cmnty Dev Dist FL Ser A.............  6.700    05/01/32        1,012,659
  2,955    Waterlefe Cmnty Dev Dist FL....................  8.125    10/01/25        2,815,790
  1,465    Westchase East Cmnty, FL Dev Dist Cap Impt
           Rev............................................  7.500    05/01/17        1,496,688
  1,950    Westchase East Cmnty, FL Dev Dist Cap Impt
           Rev............................................  7.300    05/01/18        2,037,145
                                                                                --------------
                                                                                   426,378,122
                                                                                --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           GEORGIA  1.4%
$ 5,250    Americus Sumter Cnty, GA Hosp Auth Rev South GA
           Methodist Ser A Rfdg...........................  6.375%   05/15/29   $    5,149,462
  1,515    Athens Clarke Cnty, GA Residential Care Fac for
           the Elderly Auth Rev...........................  6.350    10/01/17        1,387,043
  1,720    Athens Clarke Cnty, GA Residential Care Fac for
           the Elderly Auth Rev...........................  6.375    10/01/27        1,501,233
  2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj........  7.750    12/01/14        2,060,640
  3,000    Atlanta, GA Tax Alloc Atlantic Sta Proj........  7.900    12/01/24        3,100,320
  3,670    Atlanta, GA Urban Residential Fin Auth
           Multi-Family Rev John Eagan Proj Ser A.........  6.750    07/01/30        3,581,223
    240    Coweta Cnty, GA Residential Care Fac For The
           Elderly Auth Rev First Lien Wesley Woods Ser
           A..............................................  7.625    10/01/06          244,882
  1,500    Coweta Cnty, GA Residential Care Fac For The
           Elderly Auth Rev First Lien Wesley Woods Ser
           A..............................................  8.200    10/01/16        1,569,120
  1,500    Coweta Cnty, GA Residential Care Fac For The
           Elderly Auth Rev First Lien Wesley Woods Ser
           A..............................................  8.250    10/01/26        1,571,025
  5,250    Crisp Cnty, GA Dev Auth Intl Paper Co Proj Ser
           A Rfdg.........................................  6.200    02/01/20        5,571,037
  2,380    De Kalb Cnty, GA Residential Care Fac For The
           Elderly Auth Rev First Lien Kings Brdg Ser A...  8.150    07/01/16        2,493,812
  2,500    De Kalb Cnty, GA Residential Care Fac For The
           Elderly Auth Rev First Lien Kings Brdg Ser A...  8.250    07/01/26        2,622,950
    510    Fulton Cnty, GA Dev Auth Spl Delta Airl Inc
           Proj...........................................  5.500    05/01/33          343,128
    950    Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev
           Azalea Manor Proj (a)..........................  6.375    02/01/08          888,012
  4,000    Fulton Cnty, GA Hsg Auth Multi-Family Hsg Rev
           Azalea Manor Proj Ser A (a)....................  6.500    02/01/28        3,184,000
  1,125    Fulton Cnty, GA Residential Care Fac Elderly
           Auth Rev.......................................  6.900    07/01/19        1,097,685
  4,810    Fulton Cnty, GA Residential Care Sr Lien RHA
           Asstd Living Ser A.............................  7.000    07/01/29        4,665,075
  2,930    Renaissance on Peachtree Unit Invt Tr Ctf GA
           Custody Ctf (Variable Rate Coupon)............. 12.478    10/01/25        3,438,824
  1,000    Richmond Cnty, GA Dev Auth Intl Paper Co Proj
           Ser A Rfdg.....................................  6.000    02/01/25        1,026,140
    300    Richmond Cnty, GA Dev Auth Nursing Home Rev
           Beverly Enterprises GA Proj Rfdg...............  8.750    06/01/11          306,324
  2,500    Rockdale Cnty, GA Dev Auth Solid Waste Disp
           Visy Paper Inc Proj............................  7.500    01/01/26        2,506,175

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           GEORGIA (CONTINUED)
$   920    Savannah, GA Econ Dev Auth Rev First Mtg
           Marshes of Skidway Ser A.......................  7.400%   01/01/24   $      931,417
  3,650    Savannah, GA Econ Dev Auth Rev First Mtg
           Marshes of Skidway Ser A.......................  7.400    01/01/34        3,695,296
                                                                                --------------
                                                                                    52,934,823
                                                                                --------------
           HAWAII  0.7%
  5,300    Hawaii St Dept Budget & Fin Spl Purp Rev Kahala
           Nui Proj Ser A.................................  7.400    11/15/17        5,281,980
  3,000    Hawaii St Dept Budget & Fin Spl Purp Rev Kahala
           Nui Proj Ser A.................................  7.875    11/15/23        2,972,490
  3,000    Hawaii St Dept Budget & Fin Spl Purp Rev Kahala
           Nui Proj Ser A.................................  8.000    11/15/33        2,986,320
  2,000    Hawaii St Dept Budget & Fin Spl Purp Rev Kahala
           Nui Proj Ser C.................................  6.250    11/15/09        2,005,340
  3,205    Hawaii St Dept Trans Spl Fac Rev Continental
           Airl Inc.......................................  5.625    11/15/27        2,412,275
  1,595    Hawaii St Dept Trans Spl Fac Rev Continental
           Airl Inc Rfdg..................................  7.000    06/01/20        1,514,851
  5,000    Kuakini, HI Hlth Sys Spl Purp Rev Ser A........  6.300    07/01/22        5,142,800
  5,000    Kuakini, HI Hlth Sys Spl Purp Rev Ser A........  6.375    07/01/32        5,129,150
                                                                                --------------
                                                                                    27,445,206
                                                                                --------------
           IDAHO  0.1%
  4,090    Idaho Hlth Fac Auth Rev Vly Vista Care Ser A
           Rfdg...........................................  7.875    11/15/29        3,960,551
                                                                                --------------

           ILLINOIS  7.0%
  3,835    Antioch Vlg, IL Spl Svc Area No 1 Spl Tax
           Deercrest Proj.................................  6.625    03/01/33        3,790,514
  5,700    Antioch Vlg, IL Spl Svc Area No 2 Spl Tax
           Clublands Proj.................................  6.625    03/01/33        5,633,880
  1,475    Bedford Pk, IL Tax Increment Rev 71st & Cicero
           Proj Rfdg......................................  7.375    01/01/12        1,584,622
  4,494    Bolingbrook, IL Spl Svc Area No 01-1...........  7.375    07/01/31        4,799,098
  4,000    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
           Augusta Vlg Proj (a)...........................  6.750    03/01/32        4,126,360
  4,000    Bolingbrook, IL Spl Svc Area No 3 Spl Tax
           Lakewood Ridge Proj............................  7.050    03/01/31        4,231,920
  2,000    Carol Stream, IL First Mtg Rev Windsor Park
           Manor Proj Rfdg................................  7.200    12/01/14        2,070,720
    411    Cary, IL Spl Tax Svc Area No 1 Cambridge Ser
           A..............................................  7.500    03/01/10          433,416
  1,175    Cary, IL Spl Tax Svc Area No 1 Cambridge Ser
           A..............................................  7.625    03/01/30        1,278,870

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 5,690    Chicago, IL Midway Arpt Rev Drivers Ser 229
           (FSA Insd) (a) (e).............................  9.350%   01/01/18   $    6,648,993
  6,780    Chicago, IL Motor Fuel Tax Rev Ser A (AMBAC
           Insd)..........................................  5.250    01/01/28        7,078,252
  1,150    Chicago, IL Neighborhoods Alive 21 Pgm Ser A
           (FGIC Insd)....................................  6.000    01/01/28        1,300,914
  6,640    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien A-1 Rfdg (XLCA Insd)......................  5.250    01/01/34        6,873,794
  6,400    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien C-2 (XLCA Insd)...........................  5.250    01/01/34        6,537,984
  4,335    Chicago, IL O'Hare Intl Arpt Spl Fac Rev Amern
           Airl Inc Proj Ser A (GTY AGMT: AMR Corp.)......  8.200    12/01/24        3,015,773
    790    Chicago, IL O'Hare Intl Arpt Spl Fac Rev Delta
           Airl Inc Rfdg..................................  6.450    05/01/18          653,551
  1,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
           Airl Proj Ser B Rfdg (b) (c)...................  5.200    04/01/11          203,000
  1,000    Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
           Airl Proj Ser C Rfdg (b) (c)...................  6.300    05/01/16          220,500
  7,500    Chicago, IL Proj Ser A Rfdg (MBIA Insd)........  5.500    01/01/38        7,933,275
  4,000    Chicago, IL Spl Assmt Lake Shore East Proj.....  6.750    12/01/32        4,004,560
  1,380    Chicago, IL Tax Increment Alloc Read Dunning
           Ser B (ACA Insd)...............................  7.250    01/01/14        1,517,627
  1,500    Clay Cnty, IL Hosp Rev.........................  5.900    12/01/28        1,276,860
  5,000    Cortland, IL Spl Svc Area No 01 Spl Tax Neucort
           Lakes Proj.....................................  6.875    03/01/32        5,057,900
  3,000    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
           Timber Proj....................................  7.750    03/01/27        3,285,330
  2,500    Godfrey, IL Rev Utd Methodist Vlg Ser A........  5.875    11/15/29        2,023,850
  4,000    Hodgkins, IL Tax Increment Ser A Rfdg..........  7.625    12/01/13        4,235,560
  3,250    Hoopeston, IL Hosp Cap Impt Rev Hoopeston Cmnty
           Mem Hosp Rfdg..................................  6.550    11/15/29        2,971,377
  3,185    Huntley, IL Increment Alloc Rev Huntley Redev
           Proj Ser A.....................................  8.500    12/01/15        3,404,797
  3,987    Huntley, IL Spl Svc Area No 10 Ser A...........  6.500    03/01/29        4,059,085
  4,605    Huntley, IL Spl Svc Area No 6..................  6.750    02/01/25        4,717,362
  4,305    Huntley, IL Spl Svc Area No 7..................  6.300    03/01/28        4,318,130
    500    Illinois Dev Fin Auth Econ Dev Rev Latin Sch of
           Chicago Proj...................................  5.650    08/01/28          505,800
  2,470    Illinois Dev Fin Auth Hlth Fac Rev Cmnty Living
           Options........................................  7.125    03/01/10        2,530,614
  2,000    Illinois Dev Fin Auth Hosp Rev Adventist Hlth
           Sys/Subelt Oblig...............................  5.650    11/15/24        2,027,440
    310    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj...................................  8.000    11/15/06          266,882

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 1,750    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj...................................  8.000%   11/15/16   $    1,433,250
  2,000    Illinois Dev Fin Auth Rev Debt Restructure-East
           Saint Louis....................................  7.375    11/15/11        2,153,220
  3,100    Illinois Dev Fin Auth Rev Midwestern Univ Ser
           B..............................................  6.000    05/15/31        3,228,371
  3,500    Illinois Ed Fac Auth Rev Lewis Univ............  6.000    10/01/24        3,436,440
  4,000    Illinois Ed Fac Auth Rev Lewis Univ............  6.125    10/01/26        4,005,400
  2,500    Illinois Ed Fac Auth Rev Northwestern Univ.....  5.000    12/01/33        2,528,450
  8,500    Illinois Ed Fac Auth Rev Northwestern Univ.....  5.000    12/01/38        8,576,585
 17,720    Illinois Ed Fac Auth Rev Univ of Chicago Ser
           A..............................................  5.250    07/01/41       18,256,384
  2,000    Illinois Hlth Fac Auth Rev Cent Baptist Home
           Proj...........................................  7.125    11/15/29        1,921,300
  2,365    Illinois Hlth Fac Auth Rev Chestnut Square at
           Glen Proj Ser A................................  6.625    08/15/24        2,313,136
  3,255    Illinois Hlth Fac Auth Rev Chestnut Square at
           Glen Proj Ser A................................  7.000    08/15/29        3,238,009
  2,000    Illinois Hlth Fac Auth Rev Condell Med Ctr.....  5.500    05/15/32        2,005,980
  1,250    Illinois Hlth Fac Auth Rev Covenant Retirement
           Cmntys.........................................  5.875    12/01/31        1,205,150
  5,000    Illinois Hlth Fac Auth Rev Covenant Retirement
           Cmntys Ser B...................................  6.125    12/01/28        5,011,100
  3,000    Illinois Hlth Fac Auth Rev Fairview Oblig Group
           Ser A Rfdg.....................................  7.400    08/15/23        2,993,340
  2,250    Illinois Hlth Fac Auth Rev Fairview Residence
           Rockford Ser A.................................  6.500    08/15/29        2,001,825
  3,530    Illinois Hlth Fac Auth Rev Friendship Vlg
           Schaumburg Ser A...............................  5.250    12/01/18        3,171,670
  1,000    Illinois Hlth Fac Auth Rev Lifelink Corp Oblig
           Group Rfdg.....................................  5.850    02/15/20          749,690
  4,295    Illinois Hlth Fac Auth Rev Lifelink Corp Oblig
           Group Rfdg.....................................  5.700    02/15/24        3,009,592
    990    Illinois Hlth Fac Auth Rev Loyola Univ Hlth Sys
           Ser A..........................................  6.000    07/01/21        1,025,600
  4,000    Illinois Hlth Fac Auth Rev Lutheran Home & Svc
           Inc Proj Ser A (Prerefunded @ 08/15/06)........  7.500    08/15/26        4,577,560
  6,000    Illinois Hlth Fac Auth Rev Lutheran Sr
           Ministries Oblig Ser A.........................  7.375    08/15/31        6,088,260
  2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys....  6.250    11/15/29        2,114,340
  4,500    Illinois Hlth Fac Auth Rev Peace Mem Ministries
           Proj (Prerefunded @ 08/15/06)..................  7.500    08/15/26        5,235,030
  2,775    Illinois Hlth Fac Auth Rev Proctor Cmnty Hosp
           Proj...........................................  7.500    01/01/11        2,775,055
  2,650    Illinois Hlth Fac Auth Rev Ser A...............  7.000    11/15/32        2,666,880
  3,375    Illinois Hlth Fac Auth Rev Ser A Rfdg..........  6.400    08/15/33        3,388,837

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           ILLINOIS (CONTINUED)
$ 2,630    Illinois Hsg Dev Auth Rev Homeowner Mtg Sub Ser
           D-4............................................  6.050%   08/01/31   $    2,758,160
  8,042    Illinois St Real Estate Lease Ctf (ACA Insd)
           (a)............................................  8.800    06/15/18        8,999,786
    750    Illinois Hlth Fac Auth Rev Ser A...............  6.200    08/15/23          752,370
    955    Loves Pk, IL Rev Hoosier Care Proj Ser A.......  7.125    06/01/34          871,227
  4,000    Minooka, IL Spl Assmt Impt Lakewood Trails
           Proj...........................................  6.625    03/01/33        3,989,200
  3,000    Minooka, IL Spl Assmt Impt Praire Ridge Proj...  6.875    03/01/33        3,013,560
  2,250    Montgomery, IL Spl Assmt Impt Lakewood Creek
           Proj...........................................  7.750    03/01/30        2,505,825
    680    Peoria, IL Spl Tax Weaverridge Spl Svc Area....  7.625    02/01/08          718,529
  2,050    Peoria, IL Spl Tax Weaverridge Spl Svc Area....  8.050    02/01/17        2,199,568
  1,473    Robbins, IL Res Recovery Rev Restructuring Proj
           Ser A (b)......................................  8.375    10/15/16            1,915
    577    Robbins, IL Res Recovery Rev Restructuring Proj
           Ser B (b)......................................  8.375    10/15/16              750
  2,500    Round Lake Beach, IL Tax Increment Rev Rfdg....  7.500    12/01/13        2,551,225
  5,040    Round Lake, IL Lakewood Grove Spl Svc Area No 4
           Spl Tax........................................  6.750    03/01/33        5,080,774
  2,100    Round Lake, IL Rev.............................  6.700    03/01/33        2,179,611
  2,255    Saint Charles, IL Indl Dev Rev Tri-City Ctr
           Proj (a).......................................  7.500    11/01/13        2,248,122
  3,585    Saint Charles, IL Multi-Family Hsg Rev Bonds
           Wessel Court Proj..............................  7.600    04/01/24        3,585,358
  3,550    Saint Charles, IL Spl Svc Area No 21...........  6.625    03/01/28        3,563,916
  2,150    Yorkville, IL Utd City Spl Svc Area Spl Tax No
           2003-100 Raintree Vlg Proj (a).................  6.875    03/01/33        2,178,272
  3,000    Yorkville, IL Utd City Spl Svc Area Spl Tax No
           2003-101 Windett Ridge Proj (a)................  6.875    03/01/33        3,046,560
                                                                                --------------
                                                                                   263,973,792
                                                                                --------------
           INDIANA  0.8%
  1,500    Anderson, IN Econ Dev Rev Anderson Univ Proj...  6.375    10/01/26        1,529,460
  1,100    Crawfordsville, IN Redev Cmnty Dist Tax
           Increment Rev (GTY AGMT) (a)...................  7.350    02/01/17        1,134,309
  1,250    Delaware Cnty, IN Redev Dist Tax Increment
           Rev............................................  6.875    02/01/18        1,263,350
    300    Indiana Hlth Fac Fin Auth Rev Cmnty Hartsfield
           Vlg Proj Ser A.................................  6.250    08/15/14          289,980
  3,975    Indiana Hlth Fac Fin Auth Rev Cmnty Hartsfield
           Vlg Proj Ser A.................................  6.375    08/15/27        3,701,957
  3,435    Indiana Hlth Fac Fin Auth Rev Franciscan Cmnty
           Ser A Rfdg.....................................  6.400    05/15/24        3,363,243
  2,415    Indiana Hlth Fac Fin Auth Rev Hoosier Care Proj
           Ser A..........................................  7.125    06/01/34        2,205,475

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           INDIANA (CONTINUED)
$ 2,000    Indianapolis, IN Arpt Auth Rev Spl Fac Fed
           Express Proj Rfdg..............................  5.500%   05/01/29   $    1,967,640
 21,025    Indianapolis, IN Arpt Auth Rev Spl Fac United
           Airl Proj Ser A (b) (c)........................  6.500    11/15/31        6,833,125
  3,000    North Manchester, IN Rev Peabody Retirement
           Cmnty Proj Ser A...............................  7.250    07/01/33        2,938,920
    175    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/10          103,003
    135    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/11           73,606
    130    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/12           65,685
    130    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/13           60,846
    125    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/14           54,196
    125    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/15           50,204
    125    Saint Joseph Cnty, IN Redev Dist Tax Increment
           Rev Ser B......................................   *       12/30/16           46,506
    810    Valparaiso, IN Econ Dev Rev First Mtg
           Whispering Pines Ctr...........................  7.500    01/01/07          816,480
  1,405    Valparaiso, IN Econ Dev Rev First Mtg
           Whispering Pines Ctr...........................  7.750    01/01/12        1,428,646
  2,045    Valparaiso, IN Econ Dev Rev First Mtg
           Whispering Pines Ctr...........................  8.000    01/01/17        2,090,542
                                                                                --------------
                                                                                    30,017,173
                                                                                --------------
           IOWA  0.3%
  2,515    Black Hawk Cnty, IA Hlthcare Fac Rev Western
           Home Proj Ser B................................  6.625    05/01/33        2,471,063
  1,000    Bremer Cnty, IA Hlthcare & Residential Fac Rev
           Proj Rfdg......................................  7.250    11/15/29        1,007,150
  3,000    Iowa Fin Auth Cmnty Provider Rev Boys & Girls
           Home Family Proj (ACA Insd)....................  6.250    12/01/28        3,143,370
  2,265    Iowa Fin Auth Retirement Fac Presbyterian Homes
           Mill Pond......................................  6.000    10/01/33        1,932,974
  2,000    Polk Cnty, IA Hlthcare Fac Rev Luther Pk Hlth
           Ctr Inc Proj...................................  6.750    10/01/33        2,009,740
                                                                                --------------
                                                                                    10,564,297
                                                                                --------------
           KANSAS  0.4%
    960    Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser A
           Rfdg...........................................  8.000    07/01/16          826,685
  4,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Inc
           Ser B..........................................  6.250    05/15/26        4,015,280

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           KANSAS (CONTINUED)
$ 2,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Inc
           Ser C..........................................  6.700%   05/15/27   $    2,030,300
  1,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Inc
           Ser C..........................................  6.875    05/15/32        1,043,820
  2,875    Manhattan, KS Coml Dev Rev Holiday Inn Sr Ser A
           Rfdg...........................................  8.000    07/01/16        2,471,350
  1,150    Olathe, KS Sr Living Fac Rev Aberdeen Vlg Inc
           Ser A..........................................  8.000    05/15/30        1,207,500
  3,000    Overland Pk, KS Dev Corp Rev First Tier
           Overland Pk Ser A..............................  7.375    01/01/32        3,016,350
                                                                                --------------
                                                                                    14,611,285
                                                                                --------------
           KENTUCKY  1.8%
  9,850    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
           Airl Proj Ser A................................  7.500    02/01/12        9,849,606
 11,745    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
           Airl Proj Ser A................................  7.500    02/01/20       11,641,292
 28,670    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
           Airl Proj Ser A................................  7.125    02/01/21       27,604,909
 10,280    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
           Airl Proj Ser A................................  6.125    02/01/22        8,973,823
    960    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
           Airl Proj Ser B................................  7.250    02/01/22          949,363
  1,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev Mesaba
           Aviation Inc Proj Ser A........................  6.625    07/01/19          763,130
  2,000    Kenton Cnty, KY Arpt Brd Spl Fac Rev Mesaba
           Aviation Inc Proj Ser A........................  6.700    07/01/29        1,446,060
    500    Kentucky Econ Dev Fin Auth Hlth Sys Rev Norton
           Hlthcare Inc Ser A.............................  6.625    10/01/28          515,960
  2,000    Louisville & Jefferson Cntys, KY Regl Arpt Auth
           Arpt Sys Rev Ser A (FSA Insd)..................  5.250    07/01/31        2,047,800
  3,500    Newport, KY Pub Pptys Corp Rev First Mtg Pub
           Pkg & Plaza Ser A 1............................  8.500    01/01/27        3,393,530
                                                                                --------------
                                                                                    67,185,473
                                                                                --------------
           LOUISIANA  1.0%
  1,905    Hodge, LA Util Rev.............................  9.000    03/01/10        1,958,340
    105    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
           Plantation Ser A...............................  7.200    01/01/06          104,569
  2,495    Louisiana Hsg Fin Agy Rev Multi-Family Hsg
           Plantation Ser A...............................  7.125    01/01/28        2,441,432
  3,200    Louisiana Loc Govt Environment Fac Cmnty Dev
           Auth Rev Eunice Student Hsg Fndtn Proj.........  7.375    09/01/33        3,073,248
  2,815    Louisiana Loc Govt Environment Fac Hlthcare
           Saint James Place Ser A Rfdg...................  8.000    11/01/25        2,727,313

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           LOUISIANA (CONTINUED)
$ 4,000    Louisiana Loc Govt Environment Fac Hlthcare
           Saint James Place Ser A Rfdg...................  8.000%   11/01/29   $    3,868,440
  1,670    Louisiana Loc Govt Environment Fac Sr Air
           Cargo..........................................  6.650    01/01/25        1,732,308
  2,365    Louisiana Pub Fac Auth Hosp Rev Pendelton Mem
           Methodist Hosp.................................  6.750    06/01/22        2,340,380
  2,000    Louisiana Pub Fac Auth Hosp Rev Pendelton Mem
           Methodist Hosp.................................  5.250    06/01/28        1,622,480
 13,250    Louisiana Pub Fac Auth Rev Ochsner Clinic Fndtn
           Proj Ser B.....................................  5.500    05/15/27       13,390,847
  1,000    Louisiana Pub Fac Auth Rev Progressive
           Hlthcare.......................................  6.375    10/01/20          809,100
  1,000    Louisiana Pub Fac Auth Rev Progressive
           Hlthcare.......................................  6.375    10/01/28          767,290
    325    Port New Orleans, LA Indl Dev Rev Avondale Inds
           Inc Proj Rfdg (Escrowed to Maturity)...........  8.250    06/01/04          336,147
  2,000    Saint Tammany, LA Pub Trust Fin Auth Rev
           Christwood Proj Rfdg...........................  5.700    11/15/28        1,817,360
    500    West Feliciana Parish, LA Pollutn Ctl Rev Gulf
           States Util Co Proj Ser A......................  7.500    05/01/15          514,865
  1,000    West Feliciana Parish, LA Pollutn Ctl Rev Gulf
           States Util Co Proj Ser B......................  9.000    05/01/15        1,024,880
                                                                                --------------
                                                                                    38,528,999
                                                                                --------------
           MAINE  0.3%
  2,000    Maine Hlth & Higher Ed Fac Piper Shores Ser A..  7.550    01/01/29        2,031,740
  8,050    Rumford, ME Solid Waste Disp Rev Boise Cascade
           Corp Proj Rfdg.................................  6.875    10/01/26        8,078,014
                                                                                --------------
                                                                                    10,109,754
                                                                                --------------
           MARYLAND  1.0%
  1,250    Anne Arundel Cnty, MD Spl Oblig Arundel Mills
           Proj (a).......................................  7.100    07/01/29        1,354,400
  1,974    Anne Arundel Cnty, MD Spl Tax Farmington Vlg
           Proj Ser A.....................................  6.250    06/01/25        1,996,543
  2,500    Baltimore Cnty, MD Mtg Rev Shelter Elder Care
           Ser A..........................................  7.250    11/01/29        2,398,575
  1,500    Frederick Cnty, MD Spl Oblig Urbana Cmnty Dev
           Auth...........................................  6.625    07/01/25        1,556,100
  1,380    Maryland St Cmnty Dev Admin Residential Ser B..  5.450    09/01/32        1,412,430
  6,715    Maryland St Econ Dev Corp Afco Cargo BWI II LLC
           Proj...........................................  6.500    07/01/24        6,159,938
  3,000    Maryland St Econ Dev Corp MD Golf Course Sys...  8.250    06/01/28        2,891,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MARYLAND (CONTINUED)
$ 5,000    Maryland St Econ Dev Corp Student Hsg Rev Univ
           MD College Pk Proj.............................  5.625%   06/01/35   $    5,003,250
  2,000    Maryland St Hlth & Higher Collington
           Episcopal......................................  6.750    04/01/23        1,640,000
  2,000    Maryland St Hlth & Higher Ed Fac Auth Rev Mercy
           Ridge Ser A....................................  6.000    04/01/35        1,991,960
    730    Montgomery Cnty, MD Econ Dev Rev Editorial Proj
           In Ed Ser A (a)................................  6.250    09/01/08          719,911
  3,730    Montgomery Cnty, MD Econ Dev Rev Editorial Proj
           In Ed Ser A (a)................................  6.400    09/01/28        3,486,617
  1,360    Montgomery Cnty, MD Spl Oblig West Germantown
           Dev Dist Jr Ser B (a)..........................  6.700    07/01/27        1,392,422
  3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
           Woodview Ser A.................................  8.000    07/01/26        3,282,870
  4,000    Prince Georges Cnty, MD Spl Oblig Woodview Vlg
           Phase II Subdist...............................  7.000    07/01/32        4,051,840
                                                                                --------------
                                                                                    39,338,736
                                                                                --------------
           MASSACHUSETTS  5.8%
  1,620    Boston, MA Indl Dev Fin Auth First Mtg
           Springhouse Inc Rfdg...........................  5.875    07/01/18        1,556,302
  4,750    Boston, MA Indl Dev Fin Auth First Mtg
           Springhouse Inc Rfdg...........................  6.000    07/01/28        4,356,842
 11,000    Massachusetts St Cons Ln Ser D.................  5.250    10/01/20       11,807,840
  1,500    Massachusetts St Dev Fin Agy Briarwood Ser B...  8.000    12/01/18        1,558,365
  2,500    Massachusetts St Dev Fin Agy Briarwood Ser B...  8.000    12/01/22        2,588,650
  2,000    Massachusetts St Dev Fin Agy First Mtg Loomis
           Cmntys Proj Ser A..............................  6.900    03/01/32        2,027,120
  5,865    Massachusetts St Dev Fin Agy Regis College.....  5.500    10/01/28        4,614,406
    945    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Ctr (ACA Insd)...................  6.100    09/01/18        1,009,175
  1,445    Massachusetts St Dev Fin Agy Rev Boston
           Architectural Ctr (ACA Insd)...................  6.250    09/01/28        1,525,775
  1,685    Massachusetts St Dev Fin Agy Rev Developmental
           Disabilities Inc...............................  6.750    06/01/20        1,685,775
  9,675    Massachusetts St Dev Fin Agy Rev Developmental
           Disabilities Inc (a)...........................  8.000    06/01/20       10,507,340
    915    Massachusetts St Dev Fin Agy Rev Gtr Lynn
           Mental Hlth (a)................................  7.750    06/01/18          930,399
  1,245    Massachusetts St Dev Fin Agy Rev Gtr Lynn
           Mental Hlth Ser B (a)..........................  6.375    06/01/18        1,120,375
  4,865    Massachusetts St Dev Fin Agy Rev Hillcrest Ed
           Ctr Inc........................................  6.375    07/01/29        4,643,740
    500    Massachusetts St Dev Fin Agy Rev Hlth Fac
           Beverly Inc Proj Rfdg (a)......................  7.375    04/01/09          501,855

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MASSACHUSETTS (CONTINUED)
$ 5,000    Massachusetts St Dev Fin Agy Rev Hlthcare Fac
           Alliance Ser A.................................  7.100%   07/01/32   $    4,595,800
  2,320    Massachusetts St Dev Fin Agy Rev Lexington
           Montessori Sch Issue (a).......................  6.625    08/01/29        2,399,970
    915    Massachusetts St Dev Fin Agy Rev Mchsp Human
           Svc Providers Ser A............................  6.750    07/01/18          855,818
    645    Massachusetts St Dev Fin Agy Rev Mchsp Human
           Svc Providers Ser A (Escrowed to Maturity).....  7.500    07/01/10          661,738
  1,025    Massachusetts St Dev Fin Agy Rev Mchsp Human
           Svc Providers Ser A (Prerefunded @ 07/01/10)...  8.000    07/01/20        1,316,161
  2,450    Massachusetts St Dev Fin Agy Rev Mchsp Human
           Svc Providers Ser C............................  7.750    07/01/30        2,488,024
  5,200    Massachusetts St Dev Fin Agy Rev New England
           Ctr For Children...............................  6.000    11/01/19        4,670,640
  3,090    Massachusetts St Dev Fin Agy Rev Whitney
           Academy Issue..................................  7.500    09/01/30        3,120,004
    725    Massachusetts St Hlth & Ed Baystate Fac Auth
           Rev Med Ctr Ser F..............................  5.500    07/01/22          750,803
  1,700    Massachusetts St Hlth & Ed Fac Auth Rev Caritas
           Christi Oblig Grp Ser A........................  5.700    07/01/15        1,606,194
  1,650    Massachusetts St Hlth & Ed Fac Auth Rev Caritas
           Christi Oblig Grp Ser A........................  5.625    07/01/20        1,482,228
  2,500    Massachusetts St Hlth & Ed Fac Auth Rev Caritas
           Christi Oblig Grp Ser A........................  5.750    07/01/28        2,193,725
  5,000    Massachusetts St Hlth & Ed Fac Auth Rev Caritas
           Christi Oblig Grp Ser B........................  6.750    07/01/16        5,174,300
  9,845    Massachusetts St Hlth & Ed Fac Auth Rev Caritas
           Christi Oblig Grp Ser B........................  6.250    07/01/22        9,448,837
 10,145    Massachusetts St Hlth & Ed Fac Auth Rev
           Christopher House Ser A Rfdg...................  6.875    01/01/29        9,785,360
  6,800    Massachusetts St Hlth & Ed Fac Auth Rev Civic
           Investments Ser B..............................  9.150    12/15/23        7,910,304
 10,000    Massachusetts St Hlth & Ed Fac Auth Rev Harvard
           Univ Ser F.....................................  5.125    07/15/37       10,314,600
  3,610    Massachusetts St Hlth & Ed Fac Auth Rev Jordan
           Hosp Ser D.....................................  5.250    10/01/23        3,065,648
  1,465    Massachusetts St Hlth & Ed Fac Auth Rev Jordan
           Hosp Ser D.....................................  5.375    10/01/28        1,223,026
  6,750    Massachusetts St Hlth & Ed Fac Auth Rev Jordan
           Hosp Ser E.....................................  6.750    10/01/33        6,690,938
  7,490    Massachusetts St Hlth & Ed Fac Auth Rev Lasell
           College Ser A..................................  5.625    07/01/29        6,182,995
  1,500    Massachusetts St Hlth & Ed Fac Auth Rev Milford
           Whitinsville Hosp Ser D........................  6.350    07/15/32        1,504,455

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MASSACHUSETTS (CONTINUED)
$ 3,000    Massachusetts St Hlth & Ed Fac Auth Rev Nichols
           College Issue Ser C............................  6.125%   10/01/29   $    2,622,150
  2,000    Massachusetts St Hlth & Ed Fac Auth Rev Part
           Hlthcare Sys Ser C.............................  5.750    07/01/32        2,107,200
  6,600    Massachusetts St Hlth & Ed Fac Auth Rev Saint
           Mem Med Ctr Ser A..............................  6.000    10/01/23        5,969,700
  2,000    Massachusetts St Hlth & Ed Nichols College
           Issue Ser C....................................  6.000    10/01/17        1,856,900
  6,900    Massachusetts St Indl Fin Agy Assisted Living
           Fac Rev........................................  8.000    09/01/27        7,335,183
  6,090    Massachusetts St Indl Fin Agy Assisted Living
           Fac Rev Marina Bay LLC Proj....................  7.500    12/01/27        6,202,482
  4,000    Massachusetts St Indl Fin Agy Hlthcare Fac Rev
           Metro Hlth Fndtn Inc Proj Ser A................  6.750    12/01/27        3,731,160
    845    Massachusetts St Indl Fin Agy HMEA Issue.......  7.000    09/01/12          806,595
    740    Massachusetts St Indl Fin Agy Indl Rev Beverly
           Enterprises Inc/Gloucester & Lexington Proj
           Rfdg...........................................  8.375    05/01/09          752,735
    280    Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
           Hlth Ctr.......................................  8.000    12/01/06          288,467
  1,000    Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
           Hlth Ctr.......................................  8.375    12/01/13        1,075,160
  3,000    Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
           Hlth Ctr.......................................  8.500    12/01/20        3,229,200
  2,555    Massachusetts St Indl Fin Agy Rev East Boston
           Neighborhood Proj..............................  7.500    07/01/16        2,544,473
  2,560    Massachusetts St Indl Fin Agy Rev East Boston
           Neighborhood Proj..............................  7.625    07/01/26        2,496,845
    350    Massachusetts St Indl Fin Agy Rev Evergreen Ctr
           Inc............................................  8.000    11/01/06          359,825
  3,100    Massachusetts St Indl Fin Agy Rev Evergreen Ctr
           Inc (a)........................................  9.250    11/01/11        3,105,332
  1,230    Massachusetts St Indl Fin Agy Rev Evergreen Ctr
           Inc............................................  8.375    11/01/13        1,347,477
  2,165    Massachusetts St Indl Fin Agy Rev Evergreen Ctr
           Inc............................................  8.500    11/01/20        2,388,450
    825    Massachusetts St Indl Fin Agy Rev First Mtg
           GF/Pilgrim Inc Proj............................  6.500    10/01/15          746,790
  2,000    Massachusetts St Indl Fin Agy Rev First Mtg
           GF/Pilgrim Inc Proj............................  6.750    10/01/28        1,744,260
 13,035    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj (f).........................  7.100    10/01/28       12,954,965
  1,700    Massachusetts St Indl Fin Agy Rev First Mtg
           Stone Institute & Newton.......................  7.700    01/01/14        1,743,520

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MASSACHUSETTS (CONTINUED)
$ 1,750    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth (a)................................  6.200%   06/01/08   $    1,690,763
  6,000    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth (a)................................  6.375    06/01/18        5,550,180
    330    Massachusetts St Indl Fin Agy Rev Hillcrest Ed
           Ctr Inc Proj (Escrowed to Maturity)............  8.000    07/01/05          363,578
  3,380    Massachusetts St Indl Fin Agy Rev JRC Assisted
           Living.........................................  7.500    07/01/26        3,384,833
  2,600    Massachusetts St Indl Fin Agy Rev Montserrat
           College Art Issue Ser A (a)....................  7.000    12/01/27        2,636,530
  2,000    Massachusetts St Indl Fin Agy Rev Sr Living Fac
           Forge Hill Proj................................  6.750    04/01/30        1,869,640
                                                                                --------------
                                                                                   218,779,920
                                                                                --------------
           MICHIGAN  2.7%
  2,250    Chelsea, MI Econ Dev Corp Rev Utd Methodist
           Retirement.....................................  5.400    11/15/27        1,924,740
  1,000    Chelsea, MI Econ Dev Corp Rev Utd Methodist
           Retirement Rfdg................................  5.400    11/15/18          904,240
  2,005    Concord Academy Atrm MI Ctf Part...............  8.000    08/01/31        1,836,259
    870    Detroit, MI Loc Dev Fin Auth Tax Increment Sr
           Ser B (a)......................................  6.700    05/01/21          871,697
  3,105    Detroit, MI Loc Dev Fin Auth Tax Increment Sub
           Ser C (a)......................................  6.850    05/01/21        3,050,631
 13,670    Flint, MI Hosp Bldg Auth Rev Hurley Med Ctr
           Rfdg...........................................  6.000    07/01/20       13,081,507
     95    George Washington Carver, MI Pub...............  8.000    09/01/17           90,690
  1,975    George Washington Carver, MI Pub...............  8.125    09/01/30        1,864,222
  1,590    Grand Blanc Academy, MI Ctf Part...............  7.750    02/01/30        1,543,874
  2,845    John Tolfree Hlth Sys Corp Rfdg................  6.000    09/15/23        2,658,140
  3,000    Kalamazoo, MI Econ Dev Corp Rev Econ Dev
           Heritage Ser A.................................  7.250    05/15/25        2,951,850
  4,250    Macomb Cnty, MI Hosp Fin Auth Hosp Rev Mt
           Clemens Gen Hosp Ser B.........................  5.750    11/15/25        4,103,545
  9,725    Macomb Cnty, MI Hosp Fin Auth Hosp Rev Mt
           Clemens Gen Hosp Ser B.........................  5.875    11/15/34        9,360,410
  2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev First
           Mtg Burcham Hills Ser A Rfdg...................  7.500    07/01/13        2,450,109
  3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev First
           Mtg Burcham Hills Ser A Rfdg...................  7.750    07/01/19        3,529,196
  2,565    Michigan Muni Bd Auth Rev Pub Sch Academy Fac
           Pgm............................................  8.125    10/01/31        2,497,104
  2,095    Michigan St Hosp Fin Auth Rev Hosp Cent Mich
           Cmnty Hosp.....................................  6.250    10/01/27        2,016,521

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MICHIGAN (CONTINUED)
$ 5,000    Michigan St Hosp Fin Auth Rev Hosp Oakwood
           Oblig Group Ser A..............................  5.750%   04/01/32   $    5,154,400
  1,530    Michigan St Hosp Fin Auth Rev Hosp Pontiac
           Osteopathic Ser A Rfdg.........................  6.000    02/01/14        1,519,520
  7,315    Michigan St Hosp Fin Auth Rev Hosp Pontiac
           Osteopathic Ser A Rfdg.........................  6.000    02/01/24        6,900,825
    400    Michigan St Hosp Fin Auth Rev Presbyterian Vlg
           MI Oblig.......................................  6.375    01/01/15          379,428
  3,000    Michigan St Hosp Fin Auth Rev Presbyterian Vlg
           MI Oblig.......................................  6.400    01/01/15        2,852,310
  6,500    Michigan St Hosp Fin Auth Rev Presbyterian Vlg
           MI Oblig.......................................  6.500    01/01/25        5,854,095
  1,000    Michigan St Hosp Fin Auth Rev Trinity Hlth
           Credit Ser C Rfdg..............................  5.375    12/01/23        1,036,840
  2,900    Michigan St Hosp Fin Auth Rev Trinity Hlth
           Credit Ser C Rfdg..............................  5.375    12/01/30        2,981,258
  3,000    Michigan St Strategic Fd Detroit Edison Pollutn
           Ctl Ser B Rfdg.................................  5.650    09/01/29        3,072,510
  1,328    Michigan St Strategic Fd Ltd Oblig Rev Great
           Lakes Pulp & Fiber Proj (b) (g)................  8.000    12/01/27          197,888
  3,940    Michigan St Strategic Fd Solid Genesee Pwr Sta
           Proj Rfdg......................................  7.500    01/01/21        3,754,229
  4,500    Pontiac, MI Hosp Fin Auth Hosp Rev Nomc Oblig
           Group..........................................  6.000    08/01/23        3,479,040
  3,000    Star Intl Academy MI Ctf Part..................  8.000    03/01/33        2,991,000
  3,160    Wayne Charter Cnty, MI Spl Arpt Rev............  6.750    12/01/15        2,803,046
  5,500    Wenonah Pk Pptys Inc Bay City Hotel Rev Bd.....  7.500    04/01/33        5,252,335
                                                                                --------------
                                                                                   102,963,459
                                                                                --------------
           MINNESOTA  3.3%
  5,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare Ctr
           Proj...........................................  7.750    02/01/31        4,971,100
  1,750    Albertville, MN Multi-Family Rev Hsg Cottages
           Albertville Proj Ser A.........................  6.750    09/01/29        1,675,783
  1,020    Austin, MN Multi-Family Rev Hsg Cedars of
           Austin Proj Rfdg...............................  7.500    04/01/17        1,022,438
  2,000    Austin, MN Multi-Family Rev Hsg Cedars of
           Austin Proj Rfdg...............................  7.500    04/01/18        2,004,780
  1,955    Brooklyn Ctr, MN Multi-Family Hsg Rev Four
           Courts Apt Proj Ser A Rfdg.....................  7.400    12/01/15        1,842,588
  1,220    Brooklyn Ctr, MN Multi-Family Hsg Rev Four
           Courts Apt Proj Ser A Rfdg.....................  7.500    06/01/25        1,116,044
  2,460    Cambridge, MN Hsg & Hlthcare Fac Rev Grandview
           West Proj Ser A................................  6.000    10/01/28        2,044,309

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MINNESOTA (CONTINUED)
$ 2,000    Cambridge, MN Hsg & Hlthcare Fac Rev Grandview
           West Proj Ser B................................  6.000%   10/01/33   $    1,677,120
  1,375    Carlton, MN Hlth & Hsg Fac Inter-Faith Social
           Svc Inc Proj...................................  7.500    04/01/19        1,421,200
  2,250    Carlton, MN Hlth & Hsg Fac Inter-Faith Social
           Svc Inc Proj...................................  7.750    04/01/29        2,326,703
    750    Chisago City, MN Hlth Fac Rev Part Pleasant
           Heights Proj Ser A Rfdg........................  7.300    07/01/25          781,440
  3,000    Coon Rapids, MN Sr Hsg Rev Epiphany Sr Citizens
           Proj Rfdg......................................  6.000    11/01/28        2,788,050
  4,200    Dakota Cnty, MN Hsg & Redev....................  6.250    05/01/29        3,837,204
  2,500    Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint
           Lukes Hosp.....................................  7.250    06/15/22        2,576,175
  5,630    Duluth, MN Econ Dev Auth Hlthcare Fac Rev Saint
           Lukes Hosp.....................................  7.250    06/15/32        5,759,940
  1,000    Edina, MN Hlthcare Fac Rev Voa Care Ctrs MN
           Proj Ser A.....................................  6.625    12/01/30        1,024,490
  2,500    Glencoe, MN Hlthcare Fac Glencoe Regl Hlth Svc
           Proj...........................................  7.500    04/01/31        2,555,125
  1,200    Maplewood, MN Hlthcare Fac Rev Voa Care Ctr
           Proj...........................................  7.450    10/01/16        1,210,476
    625    Marshall, MN Med Ctr Gross Rev Weiner Mem Med
           Ctr Proj Ser A.................................  6.000    11/01/28          636,894
    800    Minneapolis & Saint Paul MN Hsg & Redev Auth
           Hlthcare Hlthpartners Oblig Group Proj.........  5.875    12/01/29          806,008
 23,915    Minneapolis & Saint Paul, MN Met Northwest Airl
           Proj Ser A.....................................  7.000    04/01/25       22,360,286
  6,250    Minneapolis & Saint Paul, MN Met Northwest Airl
           Proj Ser B.....................................  6.500    04/01/25        5,903,375
  1,000    Minneapolis, MN Hlthcare Fac Rev Ebenezer
           Society Proj Ser A.............................  7.200    07/01/23          972,350
  1,000    Minneapolis, MN Hlthcare Fac Rev Saint Olaf
           Residence Inc Proj.............................  7.100    10/01/23          831,110
    350    Minneapolis, MN Multi-Family Rev Hsg Belmont
           Apt Proj.......................................  7.250    11/01/16          350,830
  1,320    Minneapolis, MN Multi-Family Rev Hsg Belmont
           Apt Proj.......................................  7.625    11/01/27        1,326,574
  2,050    Minneapolis, MN Rev Walker Methodist Sr Svcs
           Ser A..........................................  5.875    11/15/18        1,785,940
  4,950    Minneapolis, MN Rev Walker Methodist Sr Svcs
           Ser A..........................................  6.000    11/15/28        4,079,097
  2,000    Minnesota Agric & Econ Dev Brd Rev Evangelical
           Luthern Proj...................................  6.625    08/01/25        2,154,860

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MINNESOTA (CONTINUED)
$ 3,040    New Brighton, MN Rental Hsg Rev Polynesian Vlg
           Apt Proj Ser A Rfdg............................  7.500%   10/01/17   $    3,049,302
  2,000    Saint Cloud, MN Hsg & Redev Auth Sterling
           Heights Apts Proj..............................  7.450    10/01/32        1,964,820
  2,825    Saint Louis Pk, MN Rev Roitenberg Family Asstd
           Living Ser A...................................  6.750    08/15/21        2,804,462
  6,715    Saint Paul, MN Hsg & Redev Auth Hosp Rev
           Hltheast Proj Ser A Rfdg.......................  6.625    11/01/17        6,736,689
    720    Saint Paul, MN Hsg & Redev Auth Hosp Rev
           Hltheast Proj Ser B............................  6.625    11/01/17          721,814
  3,500    Saint Paul, MN Hsg & Redev Auth Lease Rev New
           Spirit Schs Proj Ser A.........................  7.500    12/01/31        3,421,950
  1,600    Saint Paul, MN Hsg & Redev Auth LSE Rev Achieve
           Language Academy Ser A Rfdg....................  7.000    12/01/32        1,606,256
  4,035    Saint Paul, MN Hsg & Redev Model Cities Hlth
           Ctr Ser A......................................  7.250    11/01/26        3,916,452
  6,000    Saint Paul, MN Port Auth Hotel Fac Rev Radisson
           Kellogg Proj Ser 2 Rfdg........................  7.375    08/01/29        6,113,940
  4,905    Vadnais Heights, MN Multi-Family Rev Hsg
           Cottages Vadnais Hghts Rfdg....................  7.000    12/01/31        5,052,101
  1,650    Victoria, MN Private Sch Fac Holy Fam Catholic
           High Sch Ser A.................................  5.850    09/01/24        1,627,395
  2,500    Victoria, MN Private Sch Fac Holy Fam Catholic
           High Sch Ser A.................................  5.875    09/01/29        2,454,175
  4,775    Washington Cnty, MN Hsg & Redev Auth Hosp Fac
           Rev Hltheast Proj..............................  5.500    11/15/27        4,060,756
                                                                                --------------
                                                                                   125,372,401
                                                                                --------------
           MISSISSIPPI  0.4%
  5,585    Mississippi Bus Fin Corp MS Pollutn Ctl Rev Sys
           Energy Res Inc Proj............................  5.875    04/01/22        5,592,651
  6,250    Mississippi Dev Bank Spl Oblig Diamond Lakes
           Util Ser A Rfdg................................  6.250    12/01/17        6,089,813
  1,000    Mississippi Hosp Equip & Fac Auth Rev Impt Hosp
           S W MS Med Rfdg................................  5.750    04/01/23        1,017,460
  2,000    Mississippi Hosp Equip & Fac Auth Rev Impt Hosp
           S W MS Med Rfdg................................  5.750    04/01/29        2,016,100
                                                                                --------------
                                                                                    14,716,024
                                                                                --------------
           MISSOURI  2.3%
  1,000    370 Missouri Bottom Rd Taussig Rd Trans Dev
           Dist...........................................  7.000    05/01/22        1,021,690
  4,750    370 Missouri Bottom Rd Taussig Rd Trans Dev
           Dist...........................................  7.200    05/01/33        4,852,125
  3,600    Ballwin, MO Tax Increment Rev Impt Ballwin Town
           Ctr Ser A Rfdg.................................  6.500    10/01/22        3,670,128

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MISSOURI (CONTINUED)
$ 3,000    Bridgeton, MO Indl Dev Auth Sr Hsg Rev Sarah
           Cmnty Proj.....................................  5.900%   05/01/28   $    2,554,380
  4,000    Cape Girardeau Cnty, MO Indl Southeast MO Hosp
           Assoc..........................................  5.750    06/01/32        4,104,080
  3,000    Chesterfield, MO Indl Dev Auth Sr Living Fac
           Rev Willows at Brooking Pk Proj Ser A..........  6.625    12/01/31        2,975,430
  2,390    Ellisville, MO Indl Dev Auth Indl Dev Rev
           Gambrill Gardens Phase I Proj Ser A............  6.750    04/01/33        2,336,034
  2,755    Ellisville, MO Indl Dev Auth Indl Dev Rev Impt
           Gambrill Gardens Proj Rfdg.....................  6.200    06/01/29        2,350,456
  4,000    Fenton, MO Tax Increment Rev & Impt Gravois
           Bluffs Proj Rfdg...............................  6.125    10/01/21        4,081,640
  1,000    Fenton, MO Tax Increment Rev & Impt Gravois
           Bluffs Proj Rfdg...............................  7.000    10/01/21        1,079,390
    660    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj...............................  7.250    04/01/07          673,682
  2,000    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj...............................  7.625    04/01/17        2,134,820
    721    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj...............................  7.625    04/01/18          767,569
  3,610    Good Shepard Nursing Home Dist MO Nursing Home
           Fac Rev Rfdg...................................  5.900    08/15/23        3,191,890
  2,750    Jefferson Cnty, MO Jr College Dist Student Hsg
           Sys Rev Jefferson College......................  7.250    07/01/31        2,563,193
    628    Kansas City, MO Indl Dev Auth Multi-Family Hsg
           Rev Brentwood Manor Apt Proj Ser A.............  6.950    04/15/15          623,070
  1,514    Kansas City, MO Indl Dev Auth Multi-Family Hsg
           Rev Brentwood Manor Apt Proj Ser B.............  7.250    10/15/38        1,493,016
    440    Kansas City, MO Indl Dev Auth Multi-Family Hsg
           Rev Walnut Grove Apt Proj Ser B................  7.550    06/15/12          471,790
    990    Kansas City, MO Indl Dev Auth Multi-Family Hsg
           Rev Walnut Grove Apt Proj Ser B................  7.550    06/15/22        1,035,530
  3,430    Kansas City, MO Indl Dev Auth Multi-Family Hsg
           Rev Walnut Grove Apt Proj Ser B................  7.550    06/15/35        3,565,245
  2,870    Kansas City, MO Multi-Family Hsg Rev Vlg Green
           Apt Proj.......................................  6.250    04/01/30        2,391,887
    375    Missouri St Hlth & Ed Fac Auth Hlth Fac Rev
           Bethesda Ser A (Prerefunded @ 08/15/04)........  7.500    08/15/12          399,424
  5,000    Nevada, MO Hosp Rev Nevada Regl Med Ctr........  6.750    10/01/31        5,123,000
  3,995    Osage Beach, MO Tax Increment Prewitts Point
           Proj...........................................  6.750    05/01/23        4,016,333
  3,000    Perry Cnty, MO Nursing Home Rev Rfdg...........  5.900    03/01/28        2,452,590
  5,500    Saint Joseph, MO Indl Dev Auth Living Cmnty
           Saint Joseph Proj..............................  7.000    08/15/32        5,462,160

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           MISSOURI (CONTINUED)
$ 8,000    Saint Louis Cnty, MO Indl Dev Auth Hlth Fac Rev
           Ranken-Jordan Proj Ser A.......................  6.625%   11/15/35   $    7,953,440
  1,215    Saint Louis, MO Tax Increment Rev Scullin Redev
           Area Ser A..................................... 10.000    08/01/10        1,470,563
  3,325    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev John
           Fitzgibbon Mem Hosp Inc (a)....................  6.500    12/01/28        3,345,183
  4,885    Three Riv Jr College Dist MO Cmnty College.....  7.000    09/01/31        4,257,961
  5,600    Valley Pk, MO Indl Dev Auth Sr Hsg Rev Cape
           Albeon Proj....................................  6.150    12/01/33        4,784,528
                                                                                --------------
                                                                                    87,202,227
                                                                                --------------
           MONTANA  0.0%
  2,820    Montana St Brd Invt Res Recovery Rev
           Yellowstone Energy L P Proj....................  7.000    12/31/19        2,047,940
                                                                                --------------

           NEVADA  0.8%
  2,000    Boulder City, NV Hosp Rev Boulder City Hosp Inc
           Proj Rfdg......................................  5.850    01/01/22        1,712,940
  5,815    Clark Cnty, NV Assisted Living Homestead
           Boulder City Proj..............................  6.500    12/01/27        5,166,104
  2,000    Clark Cnty, NV Impt Dist Spl Impt Dist No-142
           Loc Impt (d)...................................  6.100    08/01/18        2,008,020
  2,750    Clark Cnty, NV Impt Dist Spl Impt Dist No-142
           Loc Impt (d)...................................  6.375    08/01/23        2,766,308
  2,000    Henderson, NV..................................  5.500    04/01/20        2,205,060
  1,000    Henderson, NV Loc Impt Dist No T 13 Ser A......  6.800    03/01/22        1,017,020
  4,000    Henderson, NV Loc Impt Dist No T 13 Ser B......  6.900    03/01/22        4,080,040
  3,000    Henderson, NV Loc Impt Dist No T 14............  5.800    03/01/23        2,938,740
    645    Las Vegas, NV Spl Impt Dist No 505 Elkhorn
           Springs........................................  8.000    09/15/13          670,542
  1,750    North Las Vegas, NV Loc Impt Spl Impt Dist No
           60 Aliante.....................................  6.400    12/01/22        1,760,605
    910    Reno, NV Spl Assmt Dist No 4 Somersett Pkwy....  5.900    12/01/15          906,979
  4,885    Reno, NV Spl Assmt Dist No 4 Somersett Pkwy....  6.625    12/01/22        4,945,476
                                                                                --------------
                                                                                    30,177,834
                                                                                --------------
           NEW HAMPSHIRE  1.2%
  4,845    New Hampshire Higher Ed & Hlth Daniel Webster
           College Issue..................................  6.300    07/01/29        4,611,762
    435    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Colby-Sawyer College Issue.....................  7.200    06/01/12          461,709
  2,565    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Colby-Sawyer College Issue.....................  7.500    06/01/26        2,700,945
    240    New Hampshire Higher Ed & Hlth Fac Auth Rev
           First Mtg Odd Fellows Home Rfdg................  8.000    06/01/04          240,958

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW HAMPSHIRE (CONTINUED)
$ 2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           First Mtg Odd Fellows Home Rfdg................  9.000%   06/01/14   $    2,228,140
  1,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Havenwood-Heritage Heights.....................  7.350    01/01/18        1,019,620
  4,825    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Havenwood-Heritage Heights.....................  7.450    01/01/25        4,902,345
  2,125    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Hlthcare Visiting Nurse (a)....................  7.250    09/01/23        2,144,125
  4,000    New Hampshire Higher Ed & Hlth Fac Auth Rev New
           England College................................  6.125    03/01/19        3,512,800
  1,345    New Hampshire Higher Ed & Hlth Fac Auth Rev New
           London Hosp Assn Proj..........................  7.500    06/01/05        1,396,944
  1,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Riverwoods at Exeter Ser A.....................  6.500    03/01/23          984,780
  6,315    New Hampshire Higher Hlth & Ed Fac Daniel
           Webster College Issue..........................  7.500    07/01/31        6,281,531
  1,570    New Hampshire Hlth & Ed Fac Auth Rev Huntington
           at Nashua Ser A................................  6.875    05/01/23        1,528,772
  4,600    New Hampshire Hlth & Ed Fac Auth Rev Huntington
           at Nashua Ser A................................  6.875    05/01/33        4,414,114
  1,000    New Hampshire Hlth & Ed Fac Auth Rev NH College
           Issue..........................................  7.500    01/01/31        1,080,390
  3,235    New Hampshire St Business Fin Auth Elec Fac Rev
           Plymouth Cogeneration (a)......................  7.750    06/01/14        3,234,256
  3,000    New Hampshire St Business Fin Auth Rev Alice
           Peck Day Hlth Systems Ser A Rfdg...............  7.000    10/01/29        3,008,550
    275    New Hampshire St Hsg Fin Auth Single Family Rev
           Mtg Acquisition Ser G..........................  6.300    01/01/26          284,771
    530    New Hampshire St Hsg Fin Auth Single Family Rev
           Ser D..........................................  5.900    07/01/28          548,794
                                                                                --------------
                                                                                    44,585,306
                                                                                --------------
           NEW JERSEY  4.2%
  4,990    Camden Cnty, NJ Impt Auth Lease Rev Dockside
           Refrig (a) (b) (c).............................  8.400    04/01/24        4,503,475
  4,500    Camden Cnty, NJ Impt Auth Lease Rev Kaighn PT
           Marine Term Ser A (GTY AGMT:
           Holt Hauling & Warehouse) (b) (c)..............  8.000    06/01/27          309,375
  2,910    New Jersey Econ Dev Auth Asstd Living Rev
           Meridian Asstd Living Proj.....................  6.750    08/01/30        2,496,867
  6,000    New Jersey Econ Dev Auth Cedar Crest Vlg Inc
           Fac Ser A......................................  7.250    11/15/21        6,190,980
  3,480    New Jersey Econ Dev Auth Econ Dev Rev Utd
           Methodist Homes Ser A (d)......................  6.125    07/01/23        3,403,718

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW JERSEY (CONTINUED)
$ 5,800    New Jersey Econ Dev Auth Econ Dev Rev Utd
           Methodist Homes Ser A (d)......................  6.250%   07/01/33   $    5,671,936
    225    New Jersey Econ Dev Auth First Mtg Cranes Mill
           Ser A..........................................  7.000    02/01/10          229,356
  1,500    New Jersey Econ Dev Auth First Mtg Cranes Mill
           Ser A..........................................  7.375    02/01/17        1,539,510
  3,500    New Jersey Econ Dev Auth First Mtg Cranes Mill
           Ser A..........................................  7.500    02/01/27        3,598,770
  2,355    New Jersey Econ Dev Auth First Mtg Franciscan
           Oaks Proj......................................  5.750    10/01/23        2,087,590
    600    New Jersey Econ Dev Auth First Mtg Hamilton
           Cont Care Ser A................................  8.350    11/01/30          610,482
  1,500    New Jersey Econ Dev Auth First Mtg Presbyterian
           Ser A..........................................  6.250    11/01/20        1,489,245
  1,500    New Jersey Econ Dev Auth First Mtg Presbyterian
           Ser A..........................................  6.375    11/01/31        1,489,650
  1,250    New Jersey Econ Dev Auth First Mtg Seashore
           Gardens Proj...................................  8.000    04/01/23        1,277,788
  3,500    New Jersey Econ Dev Auth First Mtg Seashore
           Gardens Proj...................................  8.000    04/01/31        3,554,530
  6,000    New Jersey Econ Dev Auth First Mtg Seashore
           Gardens Proj...................................  7.750    04/01/33        5,957,820
  1,000    New Jersey Econ Dev Auth Holt Hauling & Warehsg
           Rev Ser G Rfdg (b) (c).........................  8.400    12/15/15          902,500
  1,000    New Jersey Econ Dev Auth Retirement Cmnty Rev
           Seabrook Vlg Inc Ser A.........................  8.000    11/15/15        1,045,930
  1,000    New Jersey Econ Dev Auth Retirement Cmnty Rev
           Seabrook Vlg Inc Ser A.........................  8.125    11/15/18        1,033,380
  2,000    New Jersey Econ Dev Auth Retirement Cmnty Rev
           Seabrook Vlg Inc Ser A.........................  8.250    11/15/30        2,096,520
  1,440    New Jersey Econ Dev Auth Retirement Cmnty Rev
           Ser A..........................................  8.125    11/15/23        1,503,835
    500    New Jersey Econ Dev Auth Rev First Mtg
           Fellowship Vlg Proj Ser A (Prerefunded @
           01/01/05)......................................  8.500    01/01/10          548,600
  1,000    New Jersey Econ Dev Auth Rev First Mtg
           Fellowship Vlg Proj Ser A (Prerefunded @
           01/01/05)......................................  9.250    01/01/25        1,106,180
    975    New Jersey Econ Dev Auth Rev First Mtg
           Millhouse Proj Ser A...........................  8.250    04/01/10          585,000
  2,060    New Jersey Econ Dev Auth Rev First Mtg
           Millhouse Proj Ser A...........................  8.500    04/01/16        1,236,000
    825    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A.......................  7.500    11/01/05          835,931

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW JERSEY (CONTINUED)
$ 1,100    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A.......................  8.500%   11/01/16   $    1,157,277
  1,500    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A.......................  8.625    11/01/25        1,575,690
  1,700    New Jersey Econ Dev Auth Rev Kullman Assoc LLC
           Proj Ser A.....................................  6.125    06/01/18        1,440,580
    890    New Jersey Econ Dev Auth Rev Kullman Assoc LLC
           Proj Ser A.....................................  6.750    07/01/19          834,348
  2,500    New Jersey Econ Dev Auth Rev Sr Living Fac
           Esplanade Bear.................................  7.000    06/01/39        2,067,600
    390    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
           Proj Ser A (Escrowed to Maturity)..............  8.000    05/15/04          402,414
  6,975    New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
           Proj Ser A Rfdg................................  6.000    05/15/28        6,018,239
  7,055    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj......................  6.625    09/15/12        6,661,543
 12,360    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj......................  6.250    09/15/19       10,858,013
 21,590    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj......................  6.250    09/15/29       18,375,897
    680    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj......................  7.000    11/15/30          622,635
 25,125    New Jersey Econ Dev Auth Spl Fac Rev
           Continental Airl Inc Proj......................  9.000    06/01/33       27,332,231
  4,385    New Jersey Hlthcare Cap Hlth Sys Oblig Grp Ser
           A (d)..........................................  5.750    07/01/23        4,490,240
  1,500    New Jersey Hlthcare Fac Fin Auth Rev Cap Hlth
           Sys Oblig Grp Ser A (d)........................  5.000    07/01/26        1,404,510
  2,085    New Jersey Hlthcare Fac Fin Auth Rev Care
           Institute Inc Cherry Hill Proj.................  7.750    07/01/10        2,052,203
  1,000    New Jersey Hlthcare Fac Fin Auth Rev Palisades
           Med Ctr NY Hlthcare............................  6.625    07/01/31        1,022,620
  1,250    New Jersey Hlthcare Fac Fin Auth Rev Pascack
           Vlg Hosp Assn..................................  6.000    07/01/13        1,240,488
  1,200    New Jersey Hlthcare Fac Fin Auth Rev Pascack
           Vlg Hosp Assn..................................  6.500    07/01/23        1,207,476
  7,000    New Jersey Hlthcare Fac Fin Auth Rev Pascack
           Vlg Hosp Assn..................................  6.625    07/01/36        7,050,750
  1,940    New Jersey Hlthcare Fac Fin Auth Rev Raritan
           Bay Med Ctr Issue Rfdg.........................  7.250    07/01/14        1,996,532
  2,135    New Jersey Hlthcare Fac Fin Auth Rev South
           Jersey Hosp....................................  6.000    07/01/32        2,190,297

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW JERSEY (CONTINUED)
$ 1,080    New Jersey St Ed Fac Auth Rev Caldwell College
           Ser A..........................................  7.250%   07/01/25   $    1,113,480
  3,850    New Jersey St Ed Fac Auth Rev Felician College
           of Lodi Ser D (a)..............................  7.375    11/01/22        3,583,465
                                                                                --------------
                                                                                   160,003,496
                                                                                --------------
           NEW MEXICO  0.7%
  7,155    Albuquerque, NM Retirement Fac Rev La Vida
           Llena Proj Ser B Rfdg..........................  6.600    12/15/28        6,975,266
  1,525    Bernalillo Cnty, NM Multi-Family Rev Hsg Sr
           Solar Villas Apt Ser F.........................  7.250    10/15/22        1,498,709
  3,000    Farmington, NM Pollutn Ctl Rev Public Svc Co NM
           Proj Ser A.....................................  6.600    10/01/29        3,137,670
  3,915    New Mexico Hsg Auth Region lll Sr Brentwood
           Gardens Apt Ser A..............................  6.850    12/01/31        3,782,830
  2,370    New Mexico Regl Hsg Auth Hsg Wildewood Apt Proj
           Sr Ser A.......................................  7.500    12/01/30        2,285,201
  2,770    RHA Hsg Dev Corp NM Multi-Family Rev Mtg
           Woodleaf Apt Proj Ser A Rfdg (GNMA
           Collateralized)................................  7.125    12/15/27        2,605,240
  3,445    San Juan Cnty, NM Multi-Family Hsg Apple Ridge
           Apts Sr Ser A..................................  7.250    12/01/31        3,368,349
  2,500    Santa Fe Cnty, NM Proj Rev El Castillo
           Retirement Ser A...............................  5.625    05/15/25        2,042,425
    600    Santa Fe, NM Indl Rev Casa Real Nursing Home
           Rfdg...........................................  9.750    01/01/13          603,924
                                                                                --------------
                                                                                    26,299,614
                                                                                --------------
           NEW YORK  6.0%
  1,000    Amherst, NY Indl Dev Agy Sr Rev Sharrey Zedek
           Proj Ser A.....................................  7.000    12/01/24          819,150
  1,500    Amherst, NY Indl Dev Agy Sr Rev Sharrey Zedek
           Proj Ser A.....................................  7.000    12/01/34        1,185,840
  1,975    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van Allen
           Proj Ser A.....................................  6.875    06/01/39        1,775,663
  1,105    Brookhaven, NY Indl Dev Agy Mem Hosp Med Ctr
           Inc Ser A......................................  7.750    11/15/10        1,154,338
  3,000    Brookhaven, NY Indl Dev Agy Mem Hosp Med Ctr
           Inc Ser A......................................  8.125    11/15/20        3,153,990
  1,000    Brookhaven, NY Indl Dev Agy Mem Hosp Med Ctr
           Inc Ser A......................................  8.250    11/15/30        1,044,400
  1,340    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
           Rev Woodcrest Estates Fac Ser A................  6.250    12/01/23        1,297,107
  4,760    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
           Rev Woodcrest Estates Fac Ser A................  6.375    12/01/37        4,419,232

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 1,210    Castle Rest Residential Hlthcare Fac NY Rev
           Hlthcare Fac Ser B.............................  8.000%   08/01/10   $      772,162
 25,000    Metropolitan Trans Auth NY Rev Ser U...........  5.125    11/15/31       25,549,250
 10,000    Metropolitan Trans Auth NY Svc Contract Ser A
           Rfdg...........................................  5.125    01/01/29       10,229,700
  2,000    Monroe Cnty, NY Indl Dev Agy Civic Fac Rev
           Cloverwood Sr Living Ser A.....................  6.750    05/01/23        1,960,280
  5,000    Monroe Cnty, NY Indl Dev Agy Civic Fac Rev
           Cloverwood Sr Living Ser A.....................  6.875    05/01/33        4,905,650
    915    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
           Proj...........................................  8.000    11/15/15          955,946
  1,570    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
           Proj...........................................  8.550    11/15/32        1,658,297
  1,000    Mount Vernon, NY Indl Dev Agy Civic Fac Rev....  6.200    06/01/29          930,060
  2,000    New York City Indl Dev Agy Amern Airl Inc
           Proj...........................................  6.900    08/01/24        1,361,380
    110    New York City Indl Dev Agy British Airways Plc
           Proj...........................................  5.250    12/01/32           79,616
 12,475    New York City Indl Dev Agy British Airways Plc
           Proj...........................................  7.625    12/01/32       12,300,101
  2,650    New York City Indl Dev Agy Civic Fac Rev A Very
           Spl Place Inc Proj Ser A.......................  7.000    01/01/33        2,761,804
  3,320    New York City Indl Dev Agy Civic Fac Rev Cmnty
           Res Developmentally Disabled...................  7.500    08/01/26        3,377,868
  3,745    New York City Indl Dev Agy Civic Fac Rev Our
           Lady of Mercy Med Ctr Pkg Corp Proj (a)........  8.500    12/30/22        3,804,246
  3,000    New York City Indl Dev Agy Civic Fac Rev Psch
           Inc Proj.......................................  6.375    07/01/33        3,154,770
  5,345    New York City Indl Dev Agy Civic Fac Rev Touro
           College Proj Ser A (a).........................  6.350    06/01/29        5,139,805
  4,000    New York City Indl Dev Agy JFK Intl Arpt Proj
           Ser A..........................................  8.000    08/01/12        3,033,120
  3,000    New York City Indl Dev Agy JFK Intl Arpt Proj
           Ser B..........................................  8.500    08/01/28        2,274,630
  1,315    New York City Indl Dev Agy LaGuardia Assoc LP
           Proj Rfdg (b)..................................  5.800    11/01/13          736,334
  4,250    New York City Indl Dev Agy LaGuardia Assoc LP
           Proj Rfdg (b)..................................  6.000    11/01/28        2,281,485
  4,315    New York City Indl Dev Agy Lycee Francais De NY
           Proj Ser A (ACA Insd)..........................  5.375    06/01/23        4,426,456
  5,000    New York City Indl Dev Agy Lycee Francais De NY
           Ser C..........................................  6.800    06/01/28        5,202,350
  3,500    New York City Indl Dev Agy Northwest Airl
           Inc............................................  6.000    06/01/27        2,673,440
  7,500    New York City Indl Dev Agy Rev Visy Paper Inc
           Proj...........................................  7.950    01/01/28        7,751,625

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 1,250    New York City Indl Dev Agy Spl Fac Rev
           Continental Airl Inc...........................  8.000%   11/01/12   $    1,222,650
  1,250    New York City Indl Dev Agy Spl Fav Rev
           Continental Airl Inc Proj......................  8.375    11/01/16        1,224,750
  5,020    New York City Mun Wtr Auth Rev Drivers Ser 297
           (FSA Insd) (a) (e)............................. 10.450    06/15/26        5,268,540
  1,000    New York City Muni Wtr Fin Ser A (FGIC Insd)...  5.750    06/15/31        1,122,020
  4,000    New York St Dorm Auth Rev North Shore L I
           Jewish Grp.....................................  5.000    05/01/18        4,096,520
  2,000    New York St Dorm Auth Rev North Shore L I
           Jewish Grp.....................................  5.375    05/01/23        2,046,680
  1,000    New York St Dorm Auth Rev North Shore L I
           Jewish Grp.....................................  5.500    05/01/33        1,025,080
  2,500    New York St Dorm Auth Rev Winthrop South Nassau
           Univ...........................................  5.500    07/01/23        2,562,600
  5,195    New York St Dorm Auth Rev Winthrop South Nassau
           Univ...........................................  5.750    07/01/28        5,422,333
  4,000    New York St Dorm Auth Rev Winthrop Univ Hosp
           Assn Ser A.....................................  5.500    07/01/23        4,100,160
  2,260    Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Ser
           A..............................................  7.600    09/01/15        2,192,516
  1,250    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
           Elizabeth Med Ser A............................  5.875    12/01/29        1,083,988
  1,520    Oneida Cnty, NY Indl Dev Agy Civic Fac Saint
           Elizabeth Med Ser B............................  6.000    12/01/19        1,385,921
    500    Onondaga Cnty, NY Indl Dev Agy Civic Fac Rev
           Iroquois Nursing Home Ser B (FHA Gtd)..........  7.000    02/01/09          499,290
  4,000    Orange Cnty, NY Indl Dev Agy Arden Hill Life
           Care Ctr Proj Ser A............................  7.000    08/01/31        3,922,800
    475    Oswego Cnty, NY Indl Dev Agy Civic Fac Rev.....  7.000    02/01/12          472,896
  2,500    Peekskill, NY Indl Dev Agy Sr Drum Hill Sr
           Living Proj....................................  6.375    10/01/28        2,192,475
  7,740    Port Auth NY & NJ Cons 132 Ser.................  5.000    09/01/34        7,868,948
  1,275    Rensselaer Cnty, NY Indl Dev Agy East Greenbush
           Ctr Proj Ser A Rfdg (a) (b)....................  7.000    02/01/11           63,750
  1,345    Rensselaer Cnty, NY Indl Dev Agy East Greenbush
           Ctr Proj Ser B Rfdg (a) (b)....................  7.000    02/01/11           67,250
  5,075    Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
           Dominican College Proj (a).....................  6.250    05/01/28        4,917,371
  2,300    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
           Highpointe at Malta Proj Ser A.................  6.875    06/01/39        2,098,681
  5,250    Suffolk Cnty, NY Indl Dev Agy Cont Care
           Retirement Cmnty Rev First Mtg Jeffersons
           Ferry..........................................  7.250    11/01/28        5,487,195

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NEW YORK (CONTINUED)
$ 1,000    Suffolk Cnty, NY Indl Dev Agy Cont Care
           Retirement Peconic Landing Ser A...............  8.000%   10/01/20   $    1,011,170
  2,000    Suffolk Cnty, NY Indl Dev Agy Cont Care
           Retirement Peconic Landing Ser A...............  8.000    10/01/30        1,993,100
  4,760    Suffolk Cnty, NY Indl Dev Agy Eastern Long Is
           Hosp Assoc Ser A...............................  7.750    01/01/22        4,702,118
  3,100    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
           Spellman High Voltage Fac Ser A................  6.375    12/01/17        2,756,241
  4,705    Sullivan Cnty, NY Indl Dev Agy Civic Fac Rev
           Hebrew Academy Spl Children....................  7.500    06/01/32        4,715,539
    340    Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest
           Ser B..........................................  7.500    08/01/10          341,275
  1,350    Syracuse, NY Indl Dev Agy Rev First Mtg Jewish
           Home Ser A.....................................  7.375    03/01/21        1,385,708
  2,325    Syracuse, NY Indl Dev Agy Rev First Mtg Jewish
           Home Ser A.....................................  7.375    03/01/31        2,370,640
  6,850    Triborough Brdg & Tunl Auth NY Rev Gen Purp Ser
           A..............................................  5.000    01/01/32        6,952,134
    695    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
           Benedictine Hosp Proj Ser A....................  6.250    06/01/08          686,702
  1,000    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
           Benedictine Hosp Proj Ser A....................  6.400    06/01/14          966,890
  2,950    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
           Benedictine Hosp Proj Ser A....................  6.450    06/01/24        2,708,808
  3,750    Utica, NY Indl Dev Agy Civic Fac Rev Utica
           College Civic Fac..............................  6.850    12/01/31        3,778,275
  5,000    Westchester Cnty, NY Indl Dev Agy Mtg Kendal on
           Hudson Proj Ser A..............................  6.375    01/01/24        5,005,750
  5,000    Westchester Cnty, NY Indl Dev Agy Mtg Kendal on
           Hudson Proj Ser A..............................  6.500    01/01/34        5,002,000
  2,000    Westchester Cnty, NY Indl Dev Hebrew Hosp Sr
           Hsg Inc Ser A..................................  7.375    07/01/30        2,101,700
                                                                                --------------
                                                                                   228,992,559
                                                                                --------------
           NORTH CAROLINA  1.1%
  1,000    Halifax Cnty, NC Indl Fac & Pollutn Ctl Fin
           Auth Intl Paper Co Proj Ser A..................  5.900    09/01/25        1,014,910
  1,250    North Carolina Cap Fac Fin Agy Rev Duke Univ
           Proj Ser A.....................................  5.125    10/01/41        1,278,263
  9,000    North Carolina Cap Fac Fin Agy Rev Duke Univ
           Proj Ser A.....................................  5.125    07/01/42        9,193,230
  1,000    North Carolina Med Care Commn First Mtg Arbor
           Acres Cmnty Proj...............................  6.250    03/01/27          998,780
  7,050    North Carolina Med Care Commn First Mtg Baptist
           Retirement Ser A...............................  6.400    10/01/31        7,054,301

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           NORTH CAROLINA (CONTINUED)
$ 3,000    North Carolina Med Care Commn First Mtg Forest
           at Duke Proj...................................  6.375%   09/01/32   $    3,034,710
  2,500    North Carolina Med Care Commn First Mtg
           Presbyterian Homes Proj........................  7.000    10/01/31        2,671,250
  2,500    North Carolina Med Care Commn First Mtg
           Salemtowne Proj................................  6.625    04/01/31        2,554,250
  1,200    North Carolina Med Care Commn First Mtg Utd
           Methodist Homes................................  7.000    10/01/17        1,242,804
  9,500    North Carolina Med Care Commn Retirement Fac
           Rev First Mtg Givens Estates Proj Ser A........  6.500    07/01/32        9,665,775
  1,250    North Carolina Med Care Commn Retirement Fac
           Rev First Mtg Utd Methodist Homes..............  7.250    10/01/32        1,308,500
                                                                                --------------
                                                                                    40,016,773
                                                                                --------------
           NORTH DAKOTA  0.3%
  2,610    Devils Lake, ND Hlthcare Fac Rev & Impt Lk Reg
           Lutheran Rfdg..................................  6.100    10/01/23        2,242,721
    495    Fargo, ND Multi-Family Rev Hsg Trollwood Vlg
           Proj Ser A Rfdg................................  7.250    09/01/21          478,650
    765    Fargo, ND Multi-Family Rev Hsg Trollwood Vlg
           Proj Ser A Rfdg................................  7.400    09/01/26          737,231
  2,120    Fargo, ND Multi-Family Rev Hsg Trollwood Vlg
           Proj Ser A Rfdg................................  7.600    09/01/31        2,039,292
  3,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000 Vly
           Square Proj....................................  6.250    12/01/34        2,592,390
  1,920    Grand Forks, ND Sr Hsg Rev Spl Term 4000 Vly
           Square Proj....................................  6.375    12/01/34        1,688,256
                                                                                --------------
                                                                                     9,778,540
                                                                                --------------
           OHIO  1.6%
  1,500    Akron Bath Copley, OH St Twp Hosp Dist Rev
           Summa Hosp Ser A...............................  5.375    11/15/24        1,379,745
  4,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness Mem
           Ser A Rfdg.....................................  6.900    11/15/23        3,960,120
  7,650    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness Mem
           Ser A Rfdg.....................................  7.125    11/15/33        7,655,585
  5,000    Cleveland Cuyahoga Cnty, OH Spl Assmt Tax
           Increment Proj.................................  7.350    12/01/31        5,206,450
  2,870    Cleveland, OH Arpt Spl Rev Continental Airl Inc
           Proj...........................................  5.375    09/15/27        2,092,632
  1,000    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
           Hall...........................................  7.200    11/15/14        1,023,380
  1,500    Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
           Hall...........................................  7.300    11/15/23        1,510,140
  2,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
           Proj...........................................  7.500    01/01/30        2,215,560

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           OHIO (CONTINUED)
$ 1,039    Cuyahoga Cnty, OH Multi-Family Rev Hsg Pk Lane
           Apts Ser A1 Rfdg (f)...........................  1.250%   10/01/37   $      787,362
  1,802    Cuyahoga Cnty, OH Multi-Family Rev Hsg Pk Lane
           Apts Ser A2 Rfdg (b)...........................  5.460    10/01/37           44,155
  7,000    Cuyahoga Cnty, OH Rev Ser A Rfdg...............  6.000    01/01/32        7,448,280
  4,000    Dayton, OH Spl Fac Rev Afco Cargo Day LLC
           Proj...........................................  6.300    04/01/22        3,452,360
  2,000    Dayton, OH Spl Fac Rev Air Freight Ser D.......  6.200    10/01/09        1,924,020
  2,140    Hamilton Cnty, OH Multi-Family Rev Hsg Garden
           Hill Washington Pk Apt.........................  7.750    10/01/21        2,001,542
  2,500    Lorain Cnty, OH Hosp Rev Catholic Hlthcare.....  5.375    10/01/30        2,536,700
  2,100    Lorain Cnty, OH Hosp Rev Mtg Elyria Utd
           Methodist Ser C Rfdg...........................  6.875    06/01/22        2,163,630
  1,000    Lucas Cnty, OH Hlthcare Impt Sunset Retirement
           Ser A Rfdg.....................................  6.550    08/15/24        1,043,410
    500    Lucas Cnty, OH Hlthcare Impt Sunset Retirement
           Ser A Rfdg.....................................  6.625    08/15/30          521,360
  1,000    Madison Cnty, OH Hosp Impt Rev Madison Cnty
           Hosp Proj Rfdg.................................  6.250    08/01/18          939,610
  3,335    Madison Cnty, OH Hosp Impt Rev Madison Cnty
           Hosp Proj Rfdg.................................  6.400    08/01/28        3,068,900
  5,000    Montgomery Cnty, OH Hlthcare Fac Rev Ser B
           Rfdg...........................................  6.250    02/01/22        3,905,850
  2,000    Ohio St Air Quality Dev Auth Pollutn Ctl
           Cleveland Ser A Rfdg...........................  6.000    12/01/13        2,032,700
  2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll
           Cleveland Elec Ser A Rfdg......................  8.000    10/01/23        2,128,800
  2,000    Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll
           Toledo Edison Ser A Rfdg.......................  8.000    10/01/23        2,128,800
                                                                                --------------
                                                                                    61,171,091
                                                                                --------------
           OKLAHOMA  1.2%
  1,150    Langston, OK Econ Dev Langston Cmnty Dev Corp
           Proj Ser A.....................................  7.625    08/01/20        1,138,075
  1,000    Langston, OK Econ Dev Langston Cmnty Dev Corp
           Proj Ser A.....................................  7.750    08/01/30          984,880
  1,200    Oklahoma Cnty, OK Fin Auth Epworth Villa Proj
           Ser A Rfdg.....................................  7.000    04/01/25        1,195,896
  1,990    Oklahoma Cnty, OK Fin Auth Epworth Villa Proj
           Ser A Rfdg.....................................  7.600    04/01/30        2,036,765
  5,000    Oklahoma Dev Fin Auth Rev Comache Cnty Hosp
           Proj Ser B.....................................  6.375    07/01/21        4,903,400
    500    Oklahoma Dev Fin Auth Rev Comache Cnty Hosp
           Proj Ser B.....................................  6.600    07/01/31          493,275

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           OKLAHOMA (CONTINUED)
$ 2,500    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
           Sys Ser A Rfdg.................................  5.750%   08/15/12   $    2,054,200
  2,000    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
           Sys Ser A Rfdg.................................  5.750    08/15/13        1,621,460
  1,000    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
           Sys Ser A Rfdg.................................  5.750    08/15/15          793,930
  3,740    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
           Sys Ser A Rfdg.................................  5.625    08/15/19        2,824,373
  6,800    Oklahoma Dev Fin Auth Rev Hillcrest Hlthcare
           Sys Ser A Rfdg.................................  5.625    08/15/29        4,785,568
  1,000    Stillwater, OK Med Ctr Auth....................  5.625    05/15/23          990,640
  2,000    Tulsa Cnty, OK Indl Auth Multi-Family Hsg
           Shadybrook Apt Ser A...........................  6.375    07/01/28        1,759,000
  2,250    Tulsa, OK Muni Arpt Tr Rev Amern Airl Proj.....  7.350    12/01/11        2,054,430
    300    Tulsa, OK Muni Arpt Tr Rev Amern Airl Proj
           Rfdg...........................................  6.250    06/01/20          247,587
  4,475    Tulsa, OK Muni Arpt Tr Rev AMR Ser A Rfdg......  5.800    06/01/35        4,279,219
 10,000    Tulsa, OK Muni Arpt Tr Rev AMR Ser B Rfdg......  6.000    06/01/35        8,415,600
  5,000    Tulsa, OK Muni Arpt Tr Rev AMR Ser B Rfdg......  5.650    12/01/35        4,215,250
    500    Woodward, OK Muni Auth Hosp Rev................  8.250    11/01/09          514,910
                                                                                --------------
                                                                                    45,308,458
                                                                                --------------
           OREGON  1.0%
  2,000    Clackamas Cnty, OR Hosp Fac Willamette View Inc
           Proj Ser A.....................................  7.500    11/01/29        2,121,700
  1,380    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg.......  6.000    08/01/14        1,311,041
  3,500    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg.......  6.875    08/01/28        3,417,995
  1,745    Douglas Cnty, OR Hosp Fac Auth Rev Elderly Hsg
           Forest Glen Ser A..............................  7.500    09/01/27        1,756,011
  9,900    Multnomah Cnty, OR Hosp Fac Auth Rev
           Terwilliger Plaza Proj Rfdg (a)................  6.500    12/01/29        9,740,214
  3,000    Oregon St Fac Auth Rev College Hsg Northwest
           Proj Ser A.....................................  5.450    10/01/32        3,028,650
  3,878    Oregon St Hlth Hsg Ed & Cultural Fac Auth......  7.250    06/01/28        3,765,246
  1,320    Oregon St Hsg & Cmnty Svc Dep Single Family Mtg
           Ser A..........................................  5.350    07/01/30        1,354,030
  1,095    Oregon St Hsg & Cmnty Svc Dep Single Family Mtg
           Ser B..........................................  5.450    07/01/32        1,114,086
  9,925    Yamhill Cnty, OR Hosp Auth Rev Friendsview
           Retirement Cmnty...............................  7.000    12/01/34        9,607,202
                                                                                --------------
                                                                                    37,216,175
                                                                                --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           PENNSYLVANIA  7.5%
$11,310    Allegheny Cnty, PA Hosp Dev Auth Covenant at
           South Hills Ser A..............................  8.750%   02/01/31   $   11,732,881
  1,000    Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac
           Villa Saint Joseph.............................  5.875    08/15/18          885,810
  4,500    Allegheny Cnty, PA Hosp Dev Auth Hlthcare Fac
           Villa Saint Joseph.............................  6.000    08/15/28        3,793,815
    330    Allegheny Cnty, PA Hosp Dev Auth Rev Covenant
           at South Hills Ser A...........................  8.625    02/01/21          342,949
  3,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp South
           Hills Hlth Sys Ser A...........................  6.500    05/01/14        3,022,260
  1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp South
           Hills Hlth Sys Ser B...........................  6.625    05/01/20        1,019,640
  1,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B.....  9.250    11/15/15        1,051,770
  6,240    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B.....  9.250    11/15/22        6,563,045
 11,310    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser B.....  9.250    11/15/30       11,895,519
  1,695    Allegheny Cnty, PA Indl Dev Auth Lease Rev.....  6.625    09/01/24        1,543,179
  6,670    Allegheny Cnty, PA Indl Dev Auth Lease Rev
           Cargo Fac Afco Cargo Pit Llc...................  7.750    09/01/31        6,456,560
  2,665    Allentown, PA Area Hosp Auth Rev...............  6.500    11/15/08        2,665,400
  6,865    Allentown, PA Area Hosp Auth Rev Sacred Heart
           Hosp of Allentown Ser A Rfdg...................  6.750    11/15/14        6,865,961
  6,750    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
           Coll Toledo Edison Co Proj Rfdg................  7.625    05/01/20        7,333,875
  4,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
           Coll Toledo Edison Co Proj Ser A Rfdg..........  7.750    05/01/20        4,446,240
  2,000    Blair Cnty, PA Indl Dev Auth Vlg of PA St Proj
           Ser A..........................................  6.900    01/01/22        2,037,640
  4,275    Blair Cnty, PA Indl Dev Auth Vlg of PA St Proj
           Ser A..........................................  7.000    01/01/34        4,355,370
  1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
           Hlthcare Fac Chandler..........................  6.100    05/01/14          966,320
    900    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
           Hlthcare Fac Chandler..........................  6.200    05/01/19          849,654
  2,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
           Hlthcare Fac Chandler..........................  6.300    05/01/29        1,868,480
  1,000    Chartiers Vly, PA Indl & Com Dev Auth First Mtg
           Rev Asbury Hlth Ctr Rfdg.......................  6.375    12/01/19          977,090
  2,500    Chartiers Vly, PA Indl & Com Dev Auth First Mtg
           Rev Asbury Hlth Ctr Rfdg.......................  6.375    12/01/24        2,398,225
  2,000    Chartiers Vly, PA Indl Asbury Hlth Ctr Proj
           Rfdg...........................................  7.400    12/01/15        2,054,480
 10,295    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
           Hosp Ser A.....................................  6.750    07/01/31        9,454,207

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 2,250    Chester Cnty, PA Hlth & Ed Jenners Pond Inc
           Proj...........................................  7.250%   07/01/24   $    2,231,505
  2,200    Chester Cnty, PA Hlth & Ed Jenners Pond Inc
           Proj...........................................  7.625    07/01/34        2,195,622
  3,200    Cliff House Ctf Trust Var Sts Ctf Part Ser A...  6.625    06/01/27        2,736,960
  1,000    Crawford Cnty, PA Hosp Auth Sr Living Fac
           Rev............................................  6.250    08/15/29          966,060
  1,000    Cumberland Cnty, PA Indl Dev Auth Rev First Mtg
           Woods Cedar Run Ser A Rfdg.....................  6.500    11/01/18          702,000
  3,250    Cumberland Cnty, PA Indl Dev Auth Rev First Mtg
           Woods Cedar Run Ser A Rfdg.....................  6.500    11/01/28        2,259,465
  4,100    Dauphin Cnty, PA Gen Auth Rev Hotel & Conf Ctr
           Hyatt Regency (a)..............................  6.200    01/01/29        3,236,335
  4,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
           Forum Place Ser A..............................  6.000    01/15/25        1,989,400
  5,500    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
           Riverfront Office..............................  6.000    01/01/25        4,760,855
  1,500    Delaware Cnty, PA Auth First Mtg Rev Riddle Vlg
           Proj Rfdg......................................  7.000    06/01/21        1,518,810
 12,500    Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
           Proj Rfdg......................................  7.000    06/01/26       12,626,375
  2,100    Delaware Cnty, PA Auth Rev White Horse Vlg Proj
           Ser A Rfdg.....................................  7.500    07/01/18        2,168,607
  1,000    Delaware Cnty, PA Auth Rev White Horse Vlg Proj
           Ser A Rfdg.....................................  7.625    07/01/30        1,043,930
  4,465    Grove City, PA Area Hosp Auth Hlth Fac Rev
           Grove Manor Proj...............................  6.625    08/15/29        4,467,992
  4,530    Hazleton, PA Hlth Svc Auth Hazleton Saint
           Joseph Med Ctr.................................  6.200    07/01/26        4,092,900
  1,650    Lancaster, PA Indl Dev Auth Rev Garden Spot Vlg
           Proj Ser A.....................................  7.625    05/01/31        1,704,747
  3,000    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Church Home Inc...............  7.750    11/01/33        3,104,580
  3,000    Lehigh Cnty, PA Gen Purp Auth Rev First Mtg
           Bible Fellowship Proj Ser A....................  6.000    12/15/23        2,632,470
  5,000    Lehigh Cnty, PA Gen Purp Auth Rev Hosp Saint
           Lukes Bethlehem................................  5.375    08/15/33        4,897,850
  3,000    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
           Oblig Group Rfdg...............................  6.000    11/01/18        2,970,120
  6,085    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
           Oblig Group Rfdg...............................  6.000    11/01/23        5,918,028
  1,790    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
           Lifepath Inc Proj..............................  6.100    06/01/18        1,593,852
  4,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
           Lifepath Inc Proj..............................  6.300    06/01/28        3,329,800

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 3,830    Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.........  8.000%   08/01/12   $    3,860,755
  2,400    Luzerne Cnty, PA Indl Dev Auth First Mtg Gross
           Rev Rfdg.......................................  7.875    12/01/13        2,443,176
  2,500    Monroe Cnty, PA Hosp Auth Rev Hosp Pocono Med
           Ctr............................................  6.000    01/01/43        2,522,050
  2,500    Montgomery Cnty, PA Higher Ed & Temple
           Continuing Care Ctr (b)........................  6.625    07/01/19          501,025
  2,000    Montgomery Cnty, PA Higher Ed & Temple
           Continuing Care Ctr (b)........................  6.750    07/01/29          400,680
  7,000    Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
           Rev Abington Mem Hosp Ser A....................  5.125    06/01/32        6,886,600
  2,200    Montgomery Cnty, PA Indl Dev Auth Retirement
           Cmnty Rev GDL Farms Corp Proj Rfdg.............  6.500    01/01/20        2,123,374
  2,000    Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
           The Meadowood Corp Proj Ser A Rfdg.............  6.000    12/01/10        1,999,980
  1,000    Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
           The Meadowood Corp Proj Ser A Rfdg.............  6.250    12/01/17          937,950
    500    Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
           The Meadowood Corp Rfdg........................  7.000    12/01/10          517,040
  1,500    Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
           The Meadowood Corp Rfdg........................  7.250    12/01/15        1,519,665
  4,000    Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
           The Meadowood Corp Rfdg........................  7.400    12/01/20        4,046,720
  3,400    Montgomery Cnty, PA Indl Dev Auth Rev Hlthcare
           Adv Geriatric Ser A............................  8.375    07/01/23        3,155,642
  2,660    Montgomery Cnty, PA Indl Dev Auth Rev
           Wordsworth Academy.............................  7.750    09/01/14        2,678,434
  1,815    Montgomery Cnty, PA Indl Dev Auth Rev
           Wordsworth Academy.............................  7.750    09/01/24        1,761,929
  1,600    Mount Lebanon, PA Hosp Auth Saint Clair Mem
           Hosp Ser A.....................................  5.625    07/01/32        1,624,944
  2,385    Northeastern PA Hosp & Ed Auth Hlthcare Rev....  7.125    10/01/29        2,305,603
  2,900    Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
           Amtrak Proj Ser A..............................  6.125    11/01/21        2,884,253
  2,755    Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
           Amtrak Proj Ser A..............................  6.250    11/01/31        2,746,156
  3,000    Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
           Amtrak Proj Ser A..............................  6.375    11/01/41        3,014,340
  2,650    Pennsylvania Econ Dev Fin Auth Exempt Fav Rev
           Amtrak Proj Ser A..............................  6.500    11/01/16        2,749,773
  2,230    Pennsylvania Econ Dev Fin Northwestern Human
           Svc Ser A......................................  5.250    06/01/28        1,618,400
  2,500    Pennsylvania St Higher Ed Fac Auth Rev La Salle
           Univ...........................................  5.250    05/01/23        2,506,350

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 5,000    Pennsylvania St Higher Ed Fac Auth Rev La Salle
           Univ...........................................  5.500%   05/01/34   $    5,069,900
    985    Pennsylvania St Higher Ed Student Assn Inc Proj
           Ser A..........................................  6.750    09/01/32        1,022,686
  1,565    Pennsylvania St Higher Edl UPMC Hlth Sys Ser
           A..............................................  6.000    01/15/31        1,639,118
  2,600    Philadelphia, PA Auth for Indl Dev Baptist Home
           of Philadelphia Ser A..........................  5.500    11/15/18        2,375,802
  5,250    Philadelphia, PA Auth for Indl Dev Baptist Home
           of Philadelphia Ser A..........................  5.600    11/15/28        4,580,520
  2,500    Philadelphia, PA Auth for Indl Pauls Run Ser
           A..............................................  5.875    05/15/28        2,383,200
  1,090    Philadelphia, PA Auth Indl Dev Cathedral Vlg
           Proj Ser A.....................................  6.750    04/01/23        1,081,389
  1,500    Philadelphia, PA Auth Indl Dev Cathedral Vlg
           Proj Ser A.....................................  6.875    04/01/34        1,493,370
  8,500    Philadelphia, PA Auth Indl Dev Rev Coml Dev
           Rfdg...........................................  7.750    12/01/17        8,635,065
    855    Philadelphia, PA Gas Wks Rev Third Ser S (FSA
           Insd)..........................................  5.125    08/01/31          879,684
  3,985    Philadelphia, PA Hosp & Higher Chestnut Hill
           Hosp...........................................  6.500    11/15/22        3,975,835
  2,180    Philadelphia, PA Hosp & Higher Ed Fac Auth Hosp
           Rev Rfdg.......................................  6.500    07/01/27        2,162,691
  4,000    Philadelphia, PA Hosp & Higher Ed Fac Auth Rev
           Centralized Comp Human Svcs A..................  7.250    01/01/21        4,041,160
  2,495    Philadelphia, PA Hosp & Higher Ed Temple Univ
           Hosp...........................................  5.500    11/15/15        2,403,733
  2,000    Philadelphia, PA Hosp & Higher Ed Temple Univ
           Hosp Ser A.....................................  6.625    11/15/23        2,002,720
  1,000    Scranton Lackawanna, PA Hlth & Welfare Auth Rev
           Moses Taylor Hosp Proj.........................  5.650    07/01/05          728,340
  1,305    Scranton Lackawanna, PA Hlth & Welfare Auth Rev
           Moses Taylor Hosp Proj.........................  6.200    07/01/17          819,005
  4,245    Scranton Lackawanna, PA Hlth & Welfare Auth Rev
           Moses Taylor Hosp Proj.........................  6.250    07/01/20        2,579,559
  2,000    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
           Marian Cmnty Hosp Proj Rfdg....................  7.125    01/15/13        1,970,200
  1,465    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
           Marian Cmnty Hosp Proj Rfdg....................  7.250    01/15/17        1,434,543
  3,100    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
           Marian Cmnty Hosp Proj Rfdg....................  7.350    01/15/22        3,023,988
    250    Warren Cnty, PA Indl Dev Auth Beverly
           Enterprises Rfdg...............................  9.000    11/01/12          252,835

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           PENNSYLVANIA (CONTINUED)
$ 3,600    Westmoreland Cnty, PA Indl Dev Auth Rev
           Hlthcare Fac Redstone Rfdg.....................  5.850%   11/15/29   $    3,246,048
  2,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
           Redstone Ser B.................................  8.000    11/15/23        2,701,450
  2,980    Wilkinsburg, PA Muni Auth Hlth Fac Rev
           Monroeville Christian Ser A....................  8.250    03/01/27        2,904,368
                                                                                --------------
                                                                                   285,940,681
                                                                                --------------
           RHODE ISLAND  0.3%
  2,000    Rhode Island St Econ Dev Corp Rev Oblig
           Providence Place...............................  7.250    07/01/20        1,952,420
  7,310    Rhode Island St Hlth & Ed Bldg Hosp Fin
           Lifespan Oblig Group...........................  6.500    08/15/32        7,492,092
  1,500    Tiverton, RI Spl Oblig Tax Mount Hope Bay Vlg
           Ser A..........................................  6.875    05/01/22        1,505,415
                                                                                --------------
                                                                                    10,949,927
                                                                                --------------
           SOUTH CAROLINA  1.4%
  2,150    Loris, SC Cmnty Hosp Dist Hosp Rev Ser B.......  5.625    01/01/29        2,036,652
  1,915    Medical Univ SC Hosp Auth Ser A Rfdg...........  6.250    08/15/22        2,012,512
  1,700    Medical Univ SC Hosp Auth Ser A Rfdg...........  6.375    08/15/27        1,775,990
  7,000    Richland Cnty, SC Environmental Impt Rev Intl
           Paper..........................................  6.100    04/01/23        7,389,480
  5,050    South Carolina Jobs Econ Dev Auth Econ Dev Rev
           Bon Secours Hlth Sys Inc Ser A.................  5.625    11/15/30        5,131,558
    618    South Carolina Jobs Econ Dev Auth Econ Dev Rev
           Westminster Presbyterian Ctr...................  6.750    11/15/10          696,356
    500    South Carolina Jobs Econ Dev Auth Econ Dev Rev
           Westminster Presbyterian Ctr...................  7.500    11/15/20          553,010
  1,200    South Carolina Jobs Econ Dev Auth Hlth Fav Rev
           First Mtg Lutheran Homes Rfdg..................  5.650    05/01/18        1,056,660
  5,000    South Carolina Jobs Econ Dev Auth Hosp Fac Rev
           Impt Palmetto Hlth Alliance Ser A Rfdg.........  6.125    08/01/23        5,101,850
  9,900    South Carolina Jobs Econ Dev Auth Hosp Fac Rev
           Impt Palmetto Hlth Alliance Ser A Rfdg.........  6.250    08/01/31       10,140,669
  4,500    South Carolina Jobs Econ Dev Auth Hosp Fac Rev
           Impt Palmetto Hlth Alliance Ser C Rfdg.........  6.375    08/01/34        4,652,730
  5,500    South Carolina Jobs Econ Dev First Mtg Lutheran
           Homes..........................................  6.625    05/01/20        5,300,130
  2,250    South Carolina Jobs Econ Dev First Mtg Lutheran
           Homes Rfdg.....................................  5.700    05/01/26        1,899,000
  3,000    South Carolina Jobs Econ Dev First Mtg Westley
           Commons Proj...................................  7.750    10/01/24        2,789,730

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           SOUTH CAROLINA (CONTINUED)
$ 1,250    South Carolina Jobs Econ Dev Impt Palmetto Hlth
           Alliance Ser A (Prerefunded @ 12/15/10)........  7.125%   12/15/15   $    1,574,500
  2,000    South Carolina Jobs Econ Dev Impt Palmetto Hlth
           Alliance Ser A (Prerefunded @ 12/15/10)........  7.375    12/15/21        2,550,500
                                                                                --------------
                                                                                    54,661,327
                                                                                --------------
           SOUTH DAKOTA 0.4%
  3,750    Minnehaha Cnty, SD Hlth Fac Bethany Lutheran
           Home Proj Ser A................................  7.000    12/01/35        3,657,525
  3,600    Mobridge, SD Hlthcare Fac Rev Mobridge Regl
           Hosp Proj......................................  6.500    12/01/22        3,255,192
  1,750    Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg
           Proj Ser A.....................................  6.625    11/15/23        1,735,983
  3,250    Sioux Falls, SD Hlth Fac Rev Dow Rummel Vlg
           Proj Ser A.....................................  6.750    11/15/33        3,225,918
  1,000    South Dakota St Hlth & Ed Fac Auth Rev Huron
           Regl Med Ctr...................................  7.250    04/01/20        1,029,720
  1,600    Winner, SD Econ Dev Rev Winner Regl Hlthcare
           Ctr Rfdg.......................................  6.000    04/01/28        1,330,032
                                                                                --------------
                                                                                    14,234,370
                                                                                --------------
           TENNESSEE  1.5%
  4,515    Chattanooga, TN Indl Dev Brd Indl Rev Dev Mkt
           Street Proj Rfdg...............................  7.000    12/15/12        2,709,090
    940    Chattanooga, TN Indl Dev Brd Indl Rev Dev
           Warehouse Row Ltd Proj Rfdg....................  7.000    12/15/12          564,019
  1,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp Ser
           B Impt & Rfdg..................................  8.000    07/01/33        1,127,200
  5,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Mtn States Hlth Ser A Rfdg...........  7.500    07/01/25        5,461,750
  6,000    Johnson City, TN Hlth & Ed First Mtg Mtn States
           Hlth Ser A Rfdg................................  7.500    07/01/33        6,527,700
  7,000    Knox Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Fac
           Rev Baptist Hlth Sys East TN...................  6.500    04/15/31        7,255,290
  2,700    Knox Cnty, TN Hlth Ed Hosp Fac Impt East TN
           Hosp Ser B Rfdg................................  5.750    07/01/33        2,742,606
  1,500    Metropolitan Govt Nashville & Davidson
           Blakeford at Green Hills Rfdg..................  5.650    07/01/16        1,443,090
  4,850    Metropolitan Govt Nashville & Davidson
           Blakeford at Green Hills Rfdg..................  5.650    07/01/24        4,378,241
  5,000    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Hosp Rev
           Drivers Ser 254 (a) (e)........................ 10.880    09/01/21        6,011,450
    375    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
           Hlthcare Fac Kirby Pines Ser A.................  6.250    11/15/16          356,411
  7,000    Shelby Cnty, TN Hlth Ed & Hsg Fac Brd Rev
           Hlthcare Fac Kirby Pines Ser A.................  6.375    11/15/25        6,385,190

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           TENNESSEE (CONTINUED)
$ 4,500    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Rev
           Hosp Wellmont Hlth Sys Proj....................  6.250%   09/01/32   $    4,664,070
  1,905    Sweetwater, TN Indl Dev Brd Mtg Rev Wood
           Presbyterian Home Proj.........................  7.500    01/01/18        1,818,970
  4,070    Sweetwater, TN Indl Dev Brd Mtg Rev Wood
           Presbyterian Home Proj.........................  7.750    01/01/29        3,789,740
  1,120    Tennessee Hsg Dev Agy Ser 2001 3B..............  5.350    07/01/32        1,155,370
                                                                                --------------
                                                                                    56,390,187
                                                                                --------------
           TEXAS  7.1%
  1,805    Abia Dev Corp TX Arpt Fac Rev Aero Austin L P
           Proj...........................................  7.250    01/01/25        1,751,825
    495    Abia Dev Corp TX Arpt Fac Rev Austin Belly Port
           Dev LLC Proj Ser A.............................  6.250    10/01/08          478,348
  3,775    Abia Dev Corp TX Arpt Fac Rev Austin Belly Port
           Dev LLC Proj Ser A.............................  6.500    10/01/23        3,377,266
  2,000    Abilene, TX Hlth Fac Dev Corp Retirement Fac
           Rev Sears Methodist Retirement Ser A...........  6.750    11/15/28        2,027,180
  5,000    Abilene, TX Hlth Fac Dev Corp Retirement Fac
           Rev Sears Methodist Retirement Ser A...........  7.000    11/15/33        5,151,000
  1,000    Alliance Arpt Auth Inc TX Spl Amern Airl Inc
           Proj...........................................  7.500    12/01/29          663,120
  1,700    Atlanta, TX Hosp Auth Fac Rev..................  6.750    08/01/29        1,608,914
  1,000    Austin, TX Conv Enterprised Inc First Tier Ser
           A..............................................  6.700    01/01/28        1,060,290
  2,000    Austin-Bergstorm Landhost Enterprises Inc TX
           Arpt Hotel Sr Ser A............................  6.750    04/01/27        1,685,040
  3,910    Bell Cnty, TX Indl Dev Corp Solid Waste
           Disposal Rev...................................  7.600    12/01/17        2,547,130
    750    Bexar Cnty, TX Hlth Fac Dev Corp Army
           Retirement Residence Proj......................  6.125    07/01/22          781,980
  1,000    Bexar Cnty, TX Hlth Fac Dev Corp Army
           Retirement Residence Proj......................  6.300    07/01/32        1,043,720
  3,400    Bexar Cnty, TX Hsg Fin Corp Multi-Family Hsg
           Rev Woodland Ridge Apt Proj Ser A..............  7.000    01/01/39        3,325,880
  2,000    Brazos River Auth TX Pollutn Ctl Rev Adj TXU
           Elec Co Proj Ser C Rfdg........................  5.750    05/01/36        2,101,740
  9,500    Brazos River Auth TX Pollutn Ctl Rev TXU Energy
           Co Proj Ser B Rfdg.............................  6.300    07/01/32        9,634,900
  1,480    Brazos River Auth TX Rev Reliant Energy Inc
           Proj Ser A Rfdg................................  5.375    04/01/19        1,408,605
  5,000    Brazos River Auth, TX Pollutn Ctl Rev TXU
           Energy Co Llc Proj Ser A Rfdg..................  6.750    04/01/38        5,503,150
 10,000    Brazos River Auth, TX Pollutn TX Util Co Ser
           A..............................................  7.700    04/01/33       11,247,200

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           TEXAS (CONTINUED)
$ 2,000    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
           McKenna Mem Proj Ser A.........................  6.125%   02/01/22   $    2,050,560
  3,000    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
           McKenna Mem Proj Ser A.........................  6.250    02/01/32        3,057,300
  6,000    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg.......  7.250    04/01/32        6,090,540
  5,080    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
           Rev Amern Airl Inc.............................  7.250    11/01/30        3,279,496
    540    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
           Rev Amern Airl Inc (GTY AGMT: American
           Airlines)......................................  6.375    05/01/35          343,235
  1,575    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
           Rev Delta Airl Inc.............................  7.625    11/01/21        1,470,341
  1,270    Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
           Rev Delta Airl Inc.............................  7.125    11/01/26        1,147,851
  1,000    Dallas-Fort Worth, TX Intl Arpt Impt Jt Ser A
           (FGIC Insd)....................................  6.000    11/01/28        1,112,120
  3,000    Dallas-Fort Worth, TX Intl Arpt Impt Jt Ser A
           (FGIC Insd)....................................  6.000    11/01/32        3,347,610
 12,000    Dallas-Fort Worth, TX Intl Arpt Impt Jt Ser A
           (FSA Insd).....................................  5.000    11/01/35       12,005,280
  5,000    Dallas-Fort Worth, TX Intl Arpt Ser A (AMBAC
           Insd)..........................................  5.000    11/01/32        5,025,850
  2,000    Grapevine, TX Indl Dev Corp Rev Sr Air Cargo...  6.500    01/01/24        2,053,940
  3,000    Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good
           Shepherd Med Ctr Proj Ser A....................  6.375    10/01/21        3,146,250
  2,000    Gregg Cnty, TX Hlth Fac Dev Corp Hosp Rev Good
           Shepherd Med Ctr Proj Ser A....................  6.500    10/01/29        2,083,640
  5,510    Harris Cnty, TX Hlth Fac Dev Corp Rev Drivers
           Ser 223 (a) (e)................................  9.855    02/15/17        6,210,376
  2,000    Harris Cnty, TX Hlth Fac Dev Mem Hermann
           Hlthcare Ser A.................................  6.375    06/01/29        2,145,900
  2,000    Harris Cnty, TX Indl Dev Corp Continental Airl
           Proj Rfdg (a)..................................  5.375    07/01/19        1,507,640
  4,750    Harris Cnty-Houston, TX Sports Auth Spl Rev Jr
           Lien Ser B Rfdg (MBIA Insd)....................  5.250    11/15/40        4,898,248
 10,095    Hidalgo Cnty, TX Hlth Svcs Mission Hosp Inc
           Proj...........................................  6.875    08/15/26        9,923,991
  4,075    Houston, TX Arpt Sys Rev Spl Fac Continental
           Airl Ser B.....................................  6.125    07/15/17        3,551,077
  6,375    Houston, TX Arpt Sys Rev Spl Fac Continental
           Airl Ser C.....................................  6.125    07/15/27        5,218,001
  2,075    Houston, TX Arpt Sys Rev Spl Fac Continental
           Airl Ser C.....................................  5.700    07/15/29        1,545,605
  7,000    Houston, TX Arpt Sys Rev Spl Fac Continental
           Airl Ser E.....................................  6.750    07/01/21        6,320,160

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           TEXAS (CONTINUED)
$24,925    Houston, TX Arpt Sys Rev Spl Fac Continental
           Airl Ser E.....................................  6.750%   07/01/29   $   22,065,604
  9,000    Houston, TX Arpt Sys Rev Spl Fac Continental
           Airl Ser E.....................................  7.000    07/01/29        8,299,260
  1,000    Houston, TX Arpt Sys Rev Sub Lien Ser C (FGIC
           Insd)..........................................  5.000    07/01/28        1,007,130
  4,000    Houston, TX Indl Dev Corp Rev Sr Air Cargo.....  6.375    01/01/23        4,067,240
  4,000    Lower Colo Riv Auth Tex Rev Impt Rfdg (AMBAC
           Insd)..........................................  5.000    05/15/33        4,055,640
  1,000    Lower Colo Riv Auth TX Transmission Contract
           Rev LCRA Transn Svcs Corp Proj Ser C (AMBAC
           Insd)..........................................  5.000    05/15/33        1,013,910
  3,370    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
           Carillon Proj Ser A............................  6.500    07/01/19        2,561,200
  1,500    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
           Carillon Proj Ser A............................  6.500    07/01/29        1,140,000
  2,000    Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem
           Hlth Sys of East TX............................  5.700    02/15/28        1,738,200
  2,920    Lufkin, TX Hlth Fac Dev Corp Hlth Sys Rev Mem
           Hlth Sys of East TX Rfdg.......................  6.875    02/15/26        2,942,017
  8,945    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
           Meadow Parc Apt Proj...........................  6.500    12/01/30        8,263,659
  1,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
           Christian Care Ctr Ser A.......................  7.625    02/15/28        1,041,140
  4,000    Mesquite, TX Hlth Fac Dev Corp Retirement Fac
           Christian Ser A................................  6.400    02/15/20        3,870,800
  1,000    Metro Hlth Fac Dev Corp TX Wilson N Jones Mem
           Hosp Proj......................................  6.625    01/01/11          981,410
  2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj............................  7.250    01/01/31        2,328,950
  2,880    Midlothian, TX Dev Auth Tax....................  6.700    11/15/23        2,938,579
  2,000    Midlothian, TX Dev Auth Tax....................  7.875    11/15/26        2,212,280
  1,530    North Cent, TX Hlth Fac Dev Corp Rev Hlth Fac C
           C Young Mem Proj...............................  6.300    02/15/15        1,492,194
  2,250    North Cent, TX Hlth Fac Dev Corp Rev Hlth Fac C
           C Young Mem Proj...............................  6.375    02/15/20        2,148,998
  5,000    North TX Hlth Fac Dev Corp Hosp Rev Utd Regl
           Hlth Care Sys Inc Proj.........................  5.500    09/01/28        4,877,400
  3,885    Orange, TX Hsg Dev Corp Multi-Family Rev Hsg
           Vlg at Pine Hallow.............................  8.000    03/01/28        3,905,785
  2,865    Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson
           Mem Hosp Proj Rfdg.............................  7.750    04/01/13        2,878,609
  2,000    Sabine River Auth TX Pollutn Ctl Rev TX Elec
           Proj Ser A Rfdg................................  6.450    06/01/21        2,068,880

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           TEXAS (CONTINUED)
$   500    San Antonio, TX Hlth Fac Dev Corp Rev Encore
           Nursing Ctr Part...............................  8.250%   12/01/19   $      506,590
  2,000    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
           Rev Beverly Oaks Apt Proj Ser A................  7.750    02/01/27        1,963,820
  1,875    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
           Rev Marbach Manor Apt Proj Ser A...............  8.125    06/01/27        1,892,831
  1,401    Texas Genl Svcs Cmnty Part Interests Office
           Bldg & Land Acquisition Proj...................  7.000    08/01/24        1,420,807
    995    Texas St Dept Hsg & Cmnty Affairs Single Family
           Rev Mtg Ser A (MBIA Insd)......................  5.500    03/01/26        1,028,243
  1,000    Texas St Dept Hsg & Cmnty Affairs Single Family
           Rev Mtg Ser A (MBIA Insd)......................  5.550    03/01/34        1,033,750
  2,375    Texas St Student Hsg Corp MSU Proj Midwestern
           St Univ........................................  6.500    09/01/34        2,335,908
 10,560    Texas St Wtr Fin Assistance Ser A..............  5.125    08/01/42       10,602,451
  3,000    Tomball, TX Hosp Auth Rev Hosp Tomball Regl
           Hosp...........................................  6.000    07/01/29        3,033,480
  1,000    Tyler, TX Hlth Fac Dev Corp Mother Frances
           Hosp...........................................  5.750    07/01/33          993,610
  8,400    Wichita Cnty,TX Hlth Fac Rolling Meadows Fac
           Ser A Rfdg.....................................  6.250    01/01/28        8,061,732
  4,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
           Proj...........................................  7.500    12/01/29        4,434,210
                                                                                --------------
                                                                                   268,138,616
                                                                                --------------
           UTAH  0.5%
  3,000    Eagle Mountain, UT Spl Assmt Spl Impt Dist No
           2000-1.........................................  8.250    02/01/21        3,101,490
    500    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
           (b)............................................  7.600    09/01/06          185,000
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac Proj
           (b)............................................  7.800    09/01/15          370,000
 10,600    Mountain Regl Wtr Spl Svc Dist Utah Spl Impt
           Dist No 2002-1.................................  7.000    12/01/18       10,383,548
  4,285    South Jordan, UT Spl Assmt Spl Impt Dist No 99
           1..............................................  6.875    11/01/17        4,290,442
  2,500    Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj Ser
           A..............................................  6.875    07/01/27        2,359,650
                                                                                --------------
                                                                                    20,690,130
                                                                                --------------
           VERMONT  0.5%
  1,155    Vermont Econ Dev Auth Rev Mtg Wake Robin Corp
           Proj Ser B.....................................  6.750    03/01/24        1,128,701
  3,720    Vermont Econ Dev Auth Rev Mtg Wake Robin Corp
           Proj Ser B.....................................  6.750    03/01/29        3,614,240

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           VERMONT (CONTINUED)
$ 1,290    Vermont Ed & Hlth Bldg Fin Agy Rev
           Developmental & Mental Hlth Ser A..............  6.375%   06/15/22   $    1,334,518
  2,170    Vermont Ed & Hlth Bldg Fin Agy Rev
           Developmental & Mental Hlth Ser A..............  6.500    06/15/32        2,229,111
  3,000    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare Fac
           Copley Manor Proj (b)..........................  6.250    04/01/29        1,330,920
    475    Vermont Ed & Hlth Bldg Fin Agy Rev VT Council
           Dev Mental Hlth Ser A..........................  6.000    12/15/09          526,001
  1,930    Vermont Ed & Hlth Bldg Fin Agy Rev VT Council
           Dev Mental Hlth Ser A..........................  6.125    12/15/14        2,069,790
  1,325    Vermont Ed & Hlth Bldg Fin Agy Rev VT Council
           Dev Mental Hlth Ser A..........................  6.250    12/15/19        1,388,070
  1,930    Vermont Ed & Hlth Bldg Fin Bennington College
           Proj...........................................  6.500    10/01/14        1,975,336
  4,130    Vermont Ed & Hlth Bldg Fin Bennington College
           Proj...........................................  6.625    10/01/29        4,163,247
                                                                                --------------
                                                                                    19,759,934
                                                                                --------------
           VIRGINIA  2.4%
  2,000    Albemarle Cnty, VA Indl Dev Auto Residential
           Care Fac Ser A.................................  6.200    01/01/31        2,026,240
  2,955    Alexandria, VA Indl Dev Auth Rev Saint Coletta
           Sch Proj.......................................  7.750    10/15/26        2,996,340
    220    Alexandria, VA Indl Dev Auth Rev Saint Coletta
           Sch Proj.......................................  7.750    10/15/26          222,097
  2,635    Bell Creek Cmnty Dev Auth VA Spl Assmt Ser A...  6.750    03/01/22        2,639,453
  3,845    Bell Creek Cmnty Dev Auth VA Spl Assmt Ser B...  7.000    03/01/32        3,865,340
 10,000    Broad Str Cmnty Dev Auth VA....................  7.500    06/01/33        9,796,600
  1,463    Celebrate, VA North Cmnty Dev Auth Spl Assmt
           Rev Celebrate VA North Proj Ser B (d)..........  6.600    03/01/25        1,464,624
  8,000    Celebrate, VA North Cmnty Dev Auth Spl Assmt
           Rev Celebrate VA North Proj Ser B (d)..........  6.750    03/01/34        8,008,800
  4,000    Chesterfield Cnty, VA Indl Dev Elec & Pwr Ser
           A..............................................  5.875    06/01/17        4,310,040
  1,000    Dulles Town Ctr Cmnty Dev Auth Dulles Town Ctr
           Proj...........................................  6.250    03/01/26        1,001,160
  2,570    Fairfax Cnty, VA Redev & Hsg Auth Multi-Family
           Hsg Rev........................................  7.600    10/01/36        2,754,552
    265    Greensville Cnty, VA Indl Dev Auth Rev Indl Dev
           Wheeling Steel Proj Ser A......................  6.375    04/01/04          179,538
    800    Greensville Cnty, VA Indl Dev Auth Rev Indl Dev
           Wheeling Steel Proj Ser A......................  7.000    04/01/14          542,000

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           VIRGINIA (CONTINUED)
$ 3,050    Hampton, VA Redev & Hsg Auth Rev First Mtg Olde
           Hampton Ser A Rfdg.............................  6.500%   07/01/16   $    2,871,789
  3,000    Henrico Cnty, VA Econ Dev Auth Residential Care
           Fac Rev Utd Methodist Ser A....................  6.700    06/01/27        2,997,510
  4,000    Henrico Cnty, VA Econ Dev Auth Residential Care
           Fac Rev Utd Methodist Ser A Rfdg...............  6.500    06/01/22        3,955,040
  1,500    Hopewell, VA Indl Dev Auth Res Recovery Rev
           Stone Container Corp Proj Rfdg.................  8.250    06/01/16        1,530,240
  7,200    Isle Wight Cnty, VA Indl Dev Auth Environment
           Impt Rev Ser A.................................  5.700    11/01/27        7,292,160
  1,200    James City Cnty, VA Indl Dev Auth Residential
           Care Fac Rev First Mtg Williamsburg Ser A
           Rfdg...........................................  6.000    03/01/23        1,210,464
  3,000    James City Cnty, VA Indl Dev Auth Residential
           Care Fac Rev First Mtg Williamsburg Ser A
           Rfdg...........................................  6.125    03/01/32        3,029,190
  1,000    Loudoun Cnty, VA Indl Dev Auth Loudoun Hosp Ctr
           Ser A..........................................  6.100    06/01/32        1,024,110
  7,000    Peninsula Port Auth VA Residential Care Fac Rev
           VA Baptist Homes Ser A.........................  7.375    12/01/23        7,252,770
 10,500    Peninsula Port Auth VA Residential Care Fac Rev
           VA Baptist Homes Ser A.........................  7.375    12/01/32       10,802,715
  1,000    Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
           Fac Ser A (a)..................................  7.450    01/01/09          989,690
  5,715    Richmond, VA Redev & Hsg Auth Multi-Family Rev
           Ser A Rfdg (Variable Rate Coupon)..............  8.750    12/15/21        5,748,719
    665    Virginia Small Business Fin Indl Dev SIL Clean
           Wtr Proj.......................................  7.250    11/01/09          666,589
  1,700    Virginia Small Business Fin Indl Dev SIL Clean
           Wtr Proj.......................................  7.250    11/01/24        1,682,201
                                                                                --------------
                                                                                    90,859,971
                                                                                --------------
           WASHINGTON  0.8%
  2,000    Kennewick, WA Pub Hosp Dist Impt & Rfdg........  6.300    01/01/25        1,938,680
    600    King Cnty, WA Pub Hosp Dist No 004 Snoqualmie
           Vly Hosp.......................................  7.000    12/01/11          623,358
    400    King Cnty, WA Pub Hosp Dist No 004 Snoqualmie
           Vly Hosp.......................................  7.250    12/01/15          413,336
  4,890    King Cnty, WA Swr Ser A Rfdg (FGIC Insd).......  5.000    01/01/35        4,954,890
    800    Port Seattle, WA Spl Fac Rev Northwest Airl
           Proj...........................................  7.125    04/01/20          750,480
 21,400    Port Seattle, WA Spl Fac Rev Northwest Airl
           Proj...........................................  7.250    04/01/30       20,456,046
    235    Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
           Proj (a).......................................  6.000    01/01/28          225,323

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           WASHINGTON (CONTINUED)
$   500    Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
           Proj (a).......................................  6.000%   02/01/28   $      479,360
  1,000    Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
           Proj (a).......................................  6.000    03/01/28          958,650
                                                                                --------------
                                                                                    30,800,123
                                                                                --------------
           WEST VIRGINIA  0.0%
  1,250    Randolph Cnty, WV Bldg Commn Rev Crossover
           Elkins Regl Proj Rfdg..........................  6.125    07/01/23        1,098,075
                                                                                --------------

           WISCONSIN  2.6%
  4,180    Baldwin, WI Hosp Rev Mtg Ser A.................  6.375    12/01/28        4,177,367
  3,750    Hudson, WI Fac Hlthcare Rev Christian Cmnty
           Home Inc Proj..................................  6.500    04/01/33        3,683,100
  2,775    Milwaukee, WI Rev Sub Air Cargo................  7.500    01/01/25        2,778,330
  6,000    Wisconsin St Hlth & Ed Fac Auth Rev Aurora
           Hlthcare.......................................  6.400    04/15/33        6,273,480
  6,725    Wisconsin St Hlth & Ed Fac Auth Rev Aurora
           Hlthcare Inc Ser A.............................  5.600    02/15/29        6,551,630
  4,750    Wisconsin St Hlth & Ed Fac Auth Rev Clement
           Manor Rfdg.....................................  5.750    08/15/24        3,912,338
  3,750    Wisconsin St Hlth & Ed Fac Auth Rev Froedert &
           Cmnty Hlth Oblig...............................  5.375    10/01/30        3,773,325
    240    Wisconsin St Hlth & Ed Fac Auth Rev Hess Mem
           Hosp Assn (ACA Insd)...........................  7.200    11/01/05          254,261
  2,000    Wisconsin St Hlth & Ed Fac Auth Rev Hess Mem
           Hosp Assn (ACA Insd)...........................  7.875    11/01/22        2,149,540
  3,000    Wisconsin St Hlth & Ed Fac Auth Rev Hlthcare
           Dev Inc Proj...................................  6.250    11/15/20        3,179,400
  2,485    Wisconsin St Hlth & Ed Fac Auth Rev Middleton
           Glen Inc Proj..................................  5.750    10/01/28        2,179,817
  5,000    Wisconsin St Hlth & Ed Fac Auth Rev Milwaukee
           Catholic Home Inc Proj.........................  7.500    07/01/26        5,032,100
  7,140    Wisconsin St Hlth & Ed Fac Auth Rev Natl
           Regency of New Berlin Proj.....................  8.000    08/15/25        7,371,907
  2,750    Wisconsin St Hlth & Ed Fac Auth Rev New Castle
           Pl Proj Ser A..................................  7.000    12/01/31        2,758,525
  2,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood Vlg
           Proj Ser A.....................................  7.000    08/15/19        2,036,340
  1,250    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood Vlg
           Proj Ser A.....................................  7.625    08/15/30        1,296,863
  1,115    Wisconsin St Hlth & Ed Fac Auth Rev Spl Term
           Middleton Glen Inc Proj........................  5.750    10/01/18        1,031,230
    360    Wisconsin St Hlth & Ed Fac Auth Rev Spl Term
           Middleton Glen Inc Proj........................  5.900    10/01/28          322,232

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           WISCONSIN (CONTINUED)
$ 1,200    Wisconsin St Hlth & Ed Fac Auth Rev Tomah Mem
           Hosp Inc Proj..................................  6.500%   07/01/23   $    1,175,088
  1,000    Wisconsin St Hlth & Ed Fac Auth Rev Tomah Mem
           Hosp Inc Proj..................................  6.625    07/01/28          981,610
  8,800    Wisconsin St Hlth & Ed Fac Auth Rev Wheaton
           Franciscan Svcs Ser A..........................  5.125    08/15/33        8,641,160
  1,250    Wisconsin St Hlth & Ed Fac Cmnty Mem Hosp Inc
           Proj...........................................  7.125    01/15/22        1,247,963
  2,355    Wisconsin St Hlth & Ed Fac Cmnty Mem Hosp Inc
           Proj...........................................  7.250    01/15/33        2,335,242
  2,380    Wisconsin St Hlth & Ed Fac Divine Savior
           Hlthcare Ser C.................................  7.500    05/01/32        2,379,786
  8,000    Wisconsin St Hlth & Ed Fac FH Hlthcare Dev Inc
           Proj...........................................  6.250    11/15/28        8,361,280
  4,500    Wisconsin St Hlth & Ed Fac Saint Johns Home &
           Sunrise Care...................................  5.625    12/15/22        4,253,715
  4,000    Wisconsin St Hlth & Ed Fac Synergy Hlth Inc....  6.000    11/15/23        4,080,480
  5,800    Wisconsin St Hlth & Ed Fac Synergy Hlth Inc....  6.000    11/15/32        5,856,608
  2,750    Wisconsin St Hlth & Ed Fac Utd Lutheran Pgm for
           the Aging......................................  5.700    03/01/28        2,304,445
                                                                                --------------
                                                                                   100,379,162
                                                                                --------------
           WYOMING  0.1%
  2,100    Teton Cnty, WY Hosp Dist Hosp Rst Johns Med
           Ctr............................................  6.750    12/01/22        2,112,852
                                                                                --------------

           PUERTO RICO  0.4%
  9,500    Puerto Rico Comwlth Hwy Ser G..................  5.000    07/01/42        9,544,840
  5,000    Puerto Rico Indl Tourist Ed & Tran Mem
           Mennonite Gen Hosp Proj Ser A..................  6.500    07/01/26        4,419,800
                                                                                --------------
                                                                                    13,964,640
                                                                                --------------
TOTAL MUNICIPAL BONDS  98.3%.................................................    3,726,390,680
                                                                                --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

PAR
AMOUNT                                                                              MARKET
(000)      DESCRIPTION                                     COUPON    MATURITY       VALUE
           TAXABLE NOTE  0.0%
$    35    Roxborough Mem Hosp............................  7.250%   12/31/07   $       35,000
                                                                                --------------

TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $3,720,517,844)......................................................    3,726,425,680
SHORT-TERM INVESTMENTS  0.4%
  (Cost $14,730,000).........................................................       14,730,000
                                                                                --------------

TOTAL INVESTMENTS  98.7%
  (Cost $3,735,247,844)......................................................    3,741,155,680
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%..................................       50,518,723
                                                                                --------------

NET ASSETS  100.0%...........................................................   $3,791,674,403
                                                                                ==============

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Non-income producing security.

(c) This borrower has filed for protection in federal bankruptcy court.

(d) Securities purchased on a when-issued or delayed delivery basis.

(e) An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(g) Payment-in-kind security.

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

November 30, 2003

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FHA--Federal Housing Administration

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

GTY AGMT--Guarantee Agreement

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
November 30, 2003

ASSETS:
Total Investments (Cost $3,735,247,844).....................  $3,741,155,680
Cash........................................................         282,211
Receivables:
  Interest..................................................      74,913,535
  Fund Shares Sold..........................................      47,612,659
  Investments Sold..........................................       4,254,049
Other.......................................................         196,859
                                                              --------------
    Total Assets............................................   3,868,414,993
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      59,528,500
  Income Distributions......................................       6,336,497
  Fund Shares Repurchased...................................       6,164,556
  Distributor and Affiliates................................       2,502,360
  Investment Advisory Fee...................................       1,545,592
Accrued Expenses............................................         461,025
Trustees' Deferred Compensation and Retirement Plans........         202,060
                                                              --------------
    Total Liabilities.......................................      76,740,590
                                                              --------------
NET ASSETS..................................................  $3,791,674,403
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $3,860,089,086
Net Unrealized Appreciation.................................       5,907,836
Accumulated Undistributed Net Investment Income.............         453,853
Accumulated Net Realized Loss...............................     (74,776,372)
                                                              --------------
NET ASSETS..................................................  $3,791,674,403
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,437,792,614 and 231,031,436 shares of
    beneficial interest issued and outstanding).............  $        10.55
    Maximum sales charge (4.75%* of offering price).........             .53
                                                              --------------
    Maximum offering price to public........................  $        11.08
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $748,391,830 and 70,931,127 shares of
    beneficial interest issued and outstanding).............  $        10.55
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $605,489,959 and 57,446,111 shares of
    beneficial interest issued and outstanding).............  $        10.54
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended November 30, 2003

INVESTMENT INCOME:
Interest....................................................  $203,011,153
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,680,951, $6,305,431 and $4,038,282,
  respectively).............................................    15,024,664
Investment Advisory Fee.....................................    14,983,759
Legal.......................................................       854,721
Custody.....................................................       225,708
Trustees' Fees and Related Expenses.........................        44,259
Other.......................................................     2,718,814
                                                              ------------
    Total Expenses..........................................    33,851,925
    Less Credits Earned on Cash Balances....................        14,736
                                                              ------------
    Net Expenses............................................    33,837,189
                                                              ------------
NET INVESTMENT INCOME.......................................  $169,173,964
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $(28,659,813)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (79,867,181)
  End of the Period.........................................     5,907,836
                                                              ------------
Net Unrealized Appreciation During the Period...............    85,775,017
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 57,115,204
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $226,289,168
                                                              ============

See Notes to Financial Statements

Statements of Changes in Net Assets

                                                           YEAR ENDED          YEAR ENDED
                                                        NOVEMBER 30, 2003   NOVEMBER 30, 2002
                                                        -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $  169,173,964      $  122,481,570
Net Realized Loss.....................................      (28,659,813)        (28,821,958)
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       85,775,017         (21,081,903)
                                                         --------------      --------------
Change in Net Assets from Operations..................      226,289,168          72,577,709
                                                         --------------      --------------

Distributions from Net Investment Income:
  Class A Shares......................................     (114,294,276)        (83,893,736)
  Class B Shares......................................      (33,660,856)        (25,024,232)
  Class C Shares......................................      (21,538,964)        (11,939,074)
                                                         --------------      --------------
Total Distributions...................................     (169,494,096)       (120,857,042)
                                                         --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       56,795,072         (48,279,333)
                                                         --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................    1,884,890,663         798,031,957
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................      106,623,022          63,611,102
Cost of Shares Repurchased............................     (592,540,159)       (389,924,266)
                                                         --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....    1,398,973,526         471,718,793
                                                         --------------      --------------
TOTAL INCREASE IN NET ASSETS..........................    1,455,768,598         423,439,460
NET ASSETS:
Beginning of the Period...............................    2,335,905,805       1,912,466,345
                                                         --------------      --------------
End of the Period (Including accumulated undistributed
  net investment income of $453,853 and $828,723,
  respectively).......................................   $3,791,674,403      $2,335,905,805
                                                         ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                        YEAR ENDED NOVEMBER 30,
CLASS A SHARES                            ----------------------------------------------------
                                            2003      2002 (A)      2001       2000      1999
                                          ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $  10.35    $  10.58    $  10.56    $10.96    $11.66
                                          --------    --------    --------    ------    ------
  Net Investment Income.................       .64         .65         .65       .67       .69
  Net Realized and Unrealized
    Gain/Loss...........................       .20        (.24)        .03      (.40)     (.72)
                                          --------    --------    --------    ------    ------
Total from Investment Operations........       .84         .41         .68       .27      (.03)
Less Distributions from Net Investment
  Income................................       .64         .64         .66       .67       .67
                                          --------    --------    --------    ------    ------
NET ASSET VALUE, END OF THE PERIOD......  $  10.55    $  10.35    $  10.58    $10.56    $10.96
                                          ========    ========    ========    ======    ======

Total Return (b)........................     8.34%       3.95%       6.62%     2.60%     -.37%
Net Assets at End of the Period (In
  millions).............................  $2,437.8    $1,525.2    $1,283.9    $995.0    $970.0
Ratio of Expenses to Average Net
  Assets................................      .90%        .89%        .90%      .91%      .90%
Ratio of Net Investment Income to
  Average Net Assets....................     6.08%       6.15%       6.07%     6.28%     6.03%
Portfolio Turnover......................       15%         15%         15%       19%       22%

(a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios, and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED NOVEMBER 30,
CLASS B SHARES                                 ------------------------------------------------
                                                2003     2002 (A)     2001      2000      1999
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.35     $10.58     $10.55    $10.95    $11.66
                                               ------     ------     ------    ------    ------
  Net Investment Income......................     .56        .57        .57       .59       .61
  Net Realized and Unrealized Gain/Loss......     .20       (.24)       .04      (.40)     (.73)
                                               ------     ------     ------    ------    ------
Total from Investment Operations.............     .76        .33        .61       .19      (.12)
Less Distributions from Net Investment
  Income.....................................     .56        .56        .58       .59       .59
                                               ------     ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.55     $10.35     $10.58    $10.55    $10.95
                                               ======     ======     ======    ======    ======

Total Return (b).............................   7.52%      3.16%      5.89%     1.80%    -1.11%
Net Assets at End of the Period (In
  millions)..................................  $748.4     $527.2     $443.5    $365.4    $416.2
Ratio of Expenses to Average Net Assets......   1.65%      1.64%      1.65%     1.66%     1.66%
Ratio of Net Investment Income to Average Net
  Assets.....................................   5.34%      5.40%      5.32%     5.52%     5.27%
Portfolio Turnover...........................     15%        15%        15%       19%       22%

(a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios, and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           YEAR ENDED NOVEMBER 30,
CLASS C SHARES                                 ------------------------------------------------
                                                2003     2002 (A)     2001      2000      1999
                                               ------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.....  $10.34     $10.57     $10.54    $10.93    $11.65
                                               ------     ------     ------    ------    ------
  Net Investment Income......................     .56        .57        .57       .59       .59
  Net Realized and Unrealized Gain/Loss......     .20       (.24)       .04      (.39)     (.72)
                                               ------     ------     ------    ------    ------
Total from Investment Operations.............     .76        .33        .61       .20      (.13)
Less Distributions from Net Investment
  Income.....................................     .56        .56        .58       .59       .59
                                               ------     ------     ------    ------    ------
NET ASSET VALUE, END OF THE PERIOD...........  $10.54     $10.34     $10.57    $10.54    $10.93
                                               ======     ======     ======    ======    ======

Total Return (b).............................   7.52%      3.26%      5.80%     1.90%    -1.20%
Net Assets at End of the Period (In
  millions)..................................  $605.5     $283.5     $185.1    $128.6    $125.2
Ratio of Expenses to Average Net Assets......   1.65%      1.64%      1.65%     1.66%     1.65%
Ratio of Net Investment Income to Average Net
  Assets.....................................   5.34%(c)   5.34%      5.32%     5.52%     5.27%
Portfolio Turnover...........................     15%        15%        15%       19%       22%

(a) As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended November 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .04%. Per share, ratios, and supplemental data for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Municipal Fund (the "Fund") is organized as a series of the Van Kampen Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with as high a level of interest income exempt from federal income tax as is consistent with the investing policies of the Fund. The Fund's investment advisor generally seeks to achieve the Fund's investment objective by investing primarily in a portfolio of medium-and lower-grade municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C Shares commenced on July 20, 1992 and December 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal Bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At November 30, 2003, the Fund had $59,528,500 of when-issued and delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $72,919,493, which expires between November 30, 2005 and November 30, 2011.

    At November 30, 2003 the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $3,732,568,515
                                                              ==============
Gross tax unrealized appreciation...........................  $  110,428,384
Gross tax unrealized depreciation...........................    (101,841,217)
                                                              --------------
Net tax unrealized appreciation on investments..............  $    8,587,167
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended November 30, 2003 and 2002 was as follows:

                                                               2003      2002
Distributions paid from:
  Ordinary Income...........................................  $4,457    $6,288
  Long-term capital gain....................................     -0-       -0-
                                                              ------    ------
                                                              $4,457    $6,288
                                                              ======    ======

    Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2003 fiscal year have been identified and appropriately reclassified on the Statement of

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

Assets and Liabilities. Permanent differences relating to the Fund's investment in other regulated investment companies and restructuring losses totaling $22,398 and $18,317, respectively, were reclassified from accumulated undistributed net investment income to accumulated net realized loss. A permanent difference relating to a portion of capital loss carryforward expiring in the current year totaling $5,134,116 was reclassified from accumulated net realized loss to capital. Additionally, a permanent difference relating to book to tax accretion differences totaling $95,453 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

    As of November 30, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $12,324

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of post October losses which are not realized for tax purposes until the first day of the following fiscal year, the deferral of losses related to wash sale transactions and losses recognized for tax purposes, but not for book purposes.

F. EXPENSE REDUCTIONS During the year ended November 30, 2003, the Fund's custody fee was reduced by $14,736 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser and Van Kampen Advisors Inc. (the "Subadviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $300 million..........................................     .60%
Next $300 million...........................................     .55%
Over $600 million...........................................     .50%

    For the year ended November 30, 2003, the Fund recognized expenses of approximately $82,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the year ended November 30, 2003, the Fund recognized expenses of approximately $152,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 2003, the Fund

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

recognized expenses of approximately $1,274,200 representing transfer agent fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $115,015 are included in "Other" assets on the Statement of Assets and Liabilities at November 30, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At November 30, 2003, capital aggregated $2,485,749,391 $764,880,499 and
$609,459,196 for Classes A, B, and C, respectively. For the year ended November 30, 2003, transactions were as follows:

                                                               SHARES           VALUE
Sales:
  Class A..................................................  117,225,723    $1,225,032,986
  Class B..................................................   27,241,623       284,660,420
  Class C..................................................   35,898,265       375,197,257
                                                             -----------    --------------
Total Sales................................................  180,365,611    $1,884,890,663
                                                             ===========    ==============
Dividend Reinvestment:
  Class A..................................................    6,992,509    $   73,053,995
  Class B..................................................    1,954,035        20,409,737
  Class C..................................................    1,260,822        13,159,290
                                                             -----------    --------------
Total Dividend Reinvestment................................   10,207,366    $  106,623,022
                                                             ===========    ==============
Repurchases:
  Class A..................................................  (40,497,712)   $ (422,232,725)
  Class B..................................................   (9,203,614)      (95,948,147)
  Class C..................................................   (7,144,161)      (74,359,287)
                                                             -----------    --------------
Total Repurchases..........................................  (56,845,487)   $ (592,540,159)
                                                             ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

    At November 30, 2002, capital aggregated $1,613,196,028, $556,771,849 and
$296,281,799 for Classes A, B, and C, respectively. For the year ended November 30, 2002, transactions were as follows:

                                                                SHARES           VALUE
Sales:
  Class A...................................................   46,703,909    $ 490,086,973
  Class B...................................................   16,287,054      170,954,830
  Class C...................................................   13,063,602      136,990,154
                                                              -----------    -------------
Total Sales.................................................   76,054,565    $ 798,031,957
                                                              ===========    =============
Dividend Reinvestment:
  Class A...................................................    4,198,166    $  44,017,218
  Class B...................................................    1,226,526       12,857,957
  Class C...................................................      643,420        6,735,927
                                                              -----------    -------------
Total Dividend Reinvestment.................................    6,068,112    $  63,611,102
                                                              ===========    =============
Repurchases:
  Class A...................................................  (24,909,712)   $(261,080,861)
  Class B...................................................   (8,505,366)     (89,167,409)
  Class C...................................................   (3,792,034)     (39,675,996)
                                                              -----------    -------------
Total Repurchases...........................................  (37,207,112)   $(389,924,266)
                                                              ===========    =============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received on such shares automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the years ended November 30, 2003 and 2002, 189,334 and 1,952,677 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the years ended November 30, 2003 and 2002, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                 CONTINGENT DEFERRED
                                                                     SALES CHARGE
                                                                   AS A PERCENTAGE
                                                                   OF DOLLAR AMOUNT
                                                                  SUBJECT TO CHARGE
                                                              --------------------------
YEAR OF REDEMPTION                                            CLASS B            CLASS C
First.......................................................   4.00%              1.00%
Second......................................................   4.00%               None
Third.......................................................   3.00%               None
Fourth......................................................   2.50%               None
Fifth.......................................................   1.50%               None
Sixth and Thereafter........................................    None               None

    For the year ended November 30, 2003, Van Kampen, as distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $2,991,800 and CDSC on redeemed shares of approximately $1,266,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,783,092,049 and $442,138,549, respectively.

5. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to 0.25% of Class A average daily net assets and 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $19,602,900 and $1,416,900 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

    Included in the fees for the year ended November 30, 2003 are payments retained by Van Kampen of approximately $6,628,300 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $300,800.

NOTES TO
FINANCIAL STATEMENTS

November 30, 2003

6. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of recently filed, similar class action complaints. These complaints generally allege that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaints seek, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants intend to move to dismiss these actions and otherwise vigorously to defend them. While the Fund believes that it has meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS.


    (a) (1)      --   First Amended and Restated Agreement and Declaration of
                      Trust(17)
        (2)      --   Certificate of Amendment(17)
        (3)      --   Second Certificate of Amendment(20)
        (4)      --   Amended and Restated Certificate of Designation(19)
        (5)      --   Second Amended and Restated Certificate of Designation(20)
    (b)          --   Amended and Restated Bylaws(+)
    (c) (1)      --   Specimen Class A Share Certificate(19)
        (2)      --   Specimen Class B Share Certificate(19)
        (3)      --   Specimen Class C Share Certificate(19)
    (d) (1)      --   Investment Advisory Agreement(19)
    (e) (1)      --   Distribution and Service Agreement(19)
        (2)      --   Form of Dealer Agreement(18)
        (3)      --   Form of Broker Fully Disclosed Selling Agreement(18)
        (4)      --   Form of Bank Fully Disclosed Selling Agreement(18)
    (f) (1)      --   Form of Trustee Deferred Compensation Plan(21)
        (2)      --   Form of Trustee Retirement Plan(21)
    (g) (1) (a)  --   Custodian Contract(19)
            (b)  --   Amendment to Custodian Contract(24)
        (2)      --   Transfer Agency and Service Agreement(19)
    (h) (1)      --   Data Access Services Agreement(18)
        (2)      --   Fund Accounting Agreement(19)
    (i) (1)      --   Opinion of Counsel of Skadden, Arps, Slate, Meagher & Flom
                      (Illinois)(18)
        (2)      --   Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
    (j)          --   Consent of Ernst & Young LLP+
    (k)          --   Not Applicable
    (l)          --   Investment Letter(21)
    (m) (1)      --   Plan of Distribution Pursuant to Rule 12b-1(18)
        (2)      --   Form of Shareholder Assistance Agreement(18)
        (3)      --   Form of Administrative Services Agreement(18)
        (4)      --   Amended and Restated Service Plan(25)
        (5)      --   Form of Shareholder Servicing Agreement(25)
    (n)          --   Amended and Restated Multi-Class Plan(25)
    (p) (1)      --   Code of Ethics of the Investment Adviser and Distributor+
    (p) (2)      --   Code of Ethics of the Fund(23)
    (q)          --   Power of Attorney+
    (z) (1)      --   List of certain investment companies in response to Item
                      27(a)+
        (2)      --   List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)+


---------------


(17) Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 29, 1996.



(18) Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 28, 1997.



(19) Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 30, 1998.



(20) Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed January 29, 1999.



(21) Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 30, 1999.



(23) Incorporated herein by reference to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 30, 2001.



(24) Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 27, 2002.



(25) Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, File No. 2-96030, filed March 28, 2003.


 +  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.


     Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.


     Reference is made to Article 8, Section 8.4 of the Registrant's First Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust"). Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that there is a reason to believe such person is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

     See also "Investment Advisory Agreement" in the Statement of Additional Information.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" and "Investment Advisory Agreement," "Other Agreements," in the Statement of Additional Information for information regarding the business of Van Kampen Asset Management (the "Adviser"). For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) The sole principal underwriter is Van Kampen Funds Inc. (the "Distributor") which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).

     (b) The Distributor, which is an affiliated person of an affiliated person of the Registrant, is the only principal underwriter for the Registrant. The name, principal business address and position and office with the Distributor of each of its directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement or in Exhibit (z)(2), none of such persons has any position or office with the Registrant.

     (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents of the Registrant required by
Section 31(a) of the Investment Company Act of 1940 as amended and the Rules thereunder to be maintained (i) by the Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555, or at Van Kampen Investor Services Inc., Harborside Financial Center, Plaza 2, Jersey City, NJ 07303-0947, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant, VAN KAMPEN TAX-EXEMPT TRUST, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York, on the 25th day of March, 2004.


                                          VAN KAMPEN TAX-EXEMPT TRUST

                                          By:    /s/ A. THOMAS SMITH III
                                            ------------------------------------
                                               A. Thomas Smith III, Secretary


     Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement has been signed on March 25, 2004 by the following persons in the capacities indicated:



                     SIGNATURES                                                TITLE
                     ----------                                                -----
Principal Executive Officer:

               /s/ RONALD E. ROBISON*                       Executive Vice President and Principal
-----------------------------------------------------       Executive Officer
                  Ronald E. Robison

Principal Financial Officer:

                /s/ JOHN L. SULLIVAN*                       Vice President, Chief Financial Officer and
-----------------------------------------------------       Treasurer
                  John L. Sullivan

Trustees:

                 /s/ DAVID C. ARCH*                         Trustee
-----------------------------------------------------
                    David C. Arch

               /s/ J. MILES BRANAGAN*                       Trustee
-----------------------------------------------------
                  J. Miles Branagan

                /s/ JERRY D. CHOATE*                        Trustee
-----------------------------------------------------
                   Jerry D. Choate

                  /s/ ROD DAMMEYER*                         Trustee
-----------------------------------------------------
                    Rod Dammeyer

               /s/ LINDA HUTTON HEAGY*                      Trustee
-----------------------------------------------------
                 Linda Hutton Heagy

                /s/ R. CRAIG KENNEDY*                       Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/ HOWARD J KERR*                         Trustee
-----------------------------------------------------
                   Howard J Kerr*

               /s/ MITCHELL M. MERIN*                       Trustee and President
-----------------------------------------------------
                  Mitchell M. Merin

                 /s/ JACK E. NELSON*                        Trustee
-----------------------------------------------------
                   Jack E. Nelson

             /s/ RICHARD F. POWERS, III*                    Trustee
-----------------------------------------------------
               Richard F. Powers, III*

              /s/ HUGO F. SONNENSCHEIN*                     Trustee
-----------------------------------------------------
                Hugo F. Sonnenschein

                     SIGNATURES                                                TITLE
                     ----------                                                -----

                /s/ WAYNE W. WHALEN*                        Trustee
-----------------------------------------------------
                   Wayne W. Whalen

               /s/ SUZANNE H. WOOLSEY*                      Trustee
-----------------------------------------------------
                 Suzanne H. Woolsey

* Signed by A. Thomas Smith III pursuant to a power of attorney filed herewith.

               /s/ A. THOMAS SMITH III                      March 25, 2004
-----------------------------------------------------
                 A. Thomas Smith III
                  Attorney-in-Fact

                          VAN KAMPEN TAX-EXEMPT TRUST


      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 26 TO FORM N-1A

             AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION


 EXHIBIT
 NUMBER                                  EXHIBIT
 -------                                 -------
(b)            Amended and Restated Bylaws
(i)(2)         Consent of Skadden, Arps, Slate, Meagher & Flom LLP
(j)            Consent of Ernst & Young LLP
(p)(1)         Code of Ethics of the Investment Adviser and Distributor
(q)            Power of Attorney
(z)(1)         List of certain investment companies in response to Item
               27(a)
   (2)         List of officers and directors of Van Kampen Funds Inc. in response to Item 27(b)